UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds

(Exact name of registrant as specified in charter)

1125 South 103 Street, Suite 200 Omaha, NE 68124-1071

(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc., 1125 South 103 Street, Suite 200, Suite. 200, Omaha, NE 68124-1071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (402) 391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

Weitz | INVESTMENT MANAGEMENT

ANNUAL REPORT

March 31, 2022

EQUITY
Weitz Hickory Fund
Weitz Partners III Opportunity Fund
Weitz Partners Value Fund
Weitz Value Fund

ALLOCATION
Weitz Balanced Fund

FIXED INCOME
Weitz Core Plus Income Fund
Weitz Nebraska Tax-Free Income Fund
Weitz Short Duration Income Fund
Weitz Ultra Short Government Fund

2 2022 Annual Report

THE WEITZ PHILOSOPHY

Finding quality at a discount

There are no shortcuts in value investing. At Weitz, we dig for opportunities using a robust quality scoring process. We analyze hundreds of ideas to find strong, well-managed but undervalued companies that offer reasonable risk-adjusted returns. It’s simple – but it’s not easy. We do the due diligence, analyze, ask tough questions and push for answers. We wait for the right opportunities. Then, and only then, do we invest your money.

Fundamental Research-Driven Process

Our research-driven investment approach means deeply understanding our investable universe so we can capitalize on opportunities that arise out of market inefficiencies. Each of our analysts focuses on finding opportunities in specific industries, ensuring deep, ongoing research within their own areas of expertise. We also encourage a generalist mentality where all investment team members vet new ideas. All investment decisions are backed by thorough analysis, logical strategies, extensive debate and our team’s commitment to long-term growth.

Bottom-Up Focus

Our focus is on finding well-run companies with strong fundamentals and outstanding long-term prospects. Valuation is our North Star. When a security is selling at a significant discount to its intrinsic value, that’s when we buy. And when it’s not selling at a discount, we have the discipline and patience to wait for the price to come our way.

High-Conviction Investing

We believe there are a limited number of great investment ideas and that intrinsic value doesn’t change with the daily ebbs and flows of the market. Our high-conviction approach means we know what we own inside and out, allowing our funds to be highly concentrated.

Today we are responsible for approximately $4 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put your goals first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help you preserve and grow wealth.

We’re right beside you

Weitz employees have a strong commitment of investing their own assets in our mutual funds. By aligning our goals with yours, you can have confidence that we’re treating your money as if it were our own.

2022 Annual Report 3

TABLE OF CONTENTS

Beginning 2021, paper copies of the Fund’s
shareholder reports are no longer sent by
mail unless specifically requested. Reports
will be made available at weitzinvestments.
com and you will be notified by mail each
time a report is posted. You will continue to
receive other Fund regulatory documents
(such as prospectuses or supplements) in
paper unless you have elected to receive all
Fund documents electronically.

If you would like to receive the Fund’s future
shareholder reports in paper free of charge,
you may make that request (1) by contacting
your financial intermediary; or (2) if you
invest directly with the Fund, by calling
800-304-9745.

Value Matters	4
Fixed Income Insights	6
Performance Summary	9
Analyst Corner	10
Balanced Fund	12
Core Plus Income Fund	14
Hickory Fund	17
Nebraska Tax-Free Income Fund	19
Partners III Opportunity Fund	22
Partners Value Fund	24
Short Duration Income Fund	26
Ultra Short Government Fund	29
Value Fund	31
Schedule of Investments	33
Financial Statements	55
Notes to Financial Statements	64
Report of Independent Registered Public
Accounting Firm	73
Actual and Hypothetical Expenses for
Comparison Purposes	74
Other Information	75
Information About the Trustees and
Officers	76
Index Descriptions	78
Glossary of Terms	79

The management of Weitz Funds has chosen paper for the 84 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

4 2022 Annual Report

VALUE MATTERS

April 1, 2022

Dear Clients and Fellow Shareholders,

The first quarter of 2022 was eventful.

Russia invaded Ukraine and the West imposed sanctions on Russia. Death and destruction in Ukraine and disruption of global financial and commodities markets followed. A near-term path to stopping the war is not in sight, and the longer-term implications for Vladimir Putin’s role in Russia and Russia’s place in the world are unclear.

Covid is still with us, although it has become generally less of a crisis for most. Infections, deaths, and travel restrictions have moderated, but supply chain disruptions have persisted. With luck, the worst is behind us, though our capacity to deal with a new, or renewed, public health crisis is uncertain.

Inflation has raised its ugly head and is unsettling the economy and our policymakers. The causes of inflation are complicated, but the old-school belief that “inflation is a product of too much money chasing too few goods” may be regaining ascendancy over the Modern Monetary Theory (MMT) idea that “deficits don’t matter.” Our base case is that over the next year or two, the inflation rate will settle into a range above the Fed’s 2% target but below the recently reported 8%. However, new pressures on agricultural and energy prices stemming from sanctions against Russia complicate the picture. Unfortunately, given lags in reporting and flaws in the construction of the Consumer Price Index itself, we may not know when or where the current spike actually peaks until well after the fact.

These are serious matters to real people as well as governments and businesses. We will be doing all we can to understand how these and other headline issues are affecting our companies and other potential investments. However, our interest is not in how these factors will affect stock prices day to day. We invest in businesses, and the value of a business is based on the cash it will generate for its owners over a very long period – decades. So we want to understand how the world will be different post-Covid and post-Russia/Ukraine. It is the longer-term evolution of the ways people live and work that our companies will have to adapt to.

Interest Rates and the Investment “Climate”

In our opinion, the most important investment event of the first quarter was related to the surge in inflation. That is the reversal of Fed policy and the first hike in the Fed Funds rate (the short-term interest rate that the Fed controls directly) since 2018. This change has been in the works for some time and has been well-telegraphed in hopes of keeping investors calm (generally an uphill battle).

For some historical context, from late 2008 through December 2015, the Fed maintained a zero interest rate policy (ZIRP) by holding the Fed Funds rate near 0% and using quantitative easing (QE), i.e., borrowing money to buy Treasuries and mortgage-backed securities, pushing bond prices up to keep yields low. These policies were originally designed to rescue the economy during the mortgage crisis in 2008. From December 2015 through 2018, the Fed slowly embarked on rate increases that finally reached 2.25%-2.50%. The Fed maintained this rate until July 31, 2019, when a series of three rate cuts ensued, ending in October 2019 with a 1.75% Fed Funds Rate. At the onset of the pandemic in 2020, the Fed doubled down on ZIRP to maintain liquidity in the capital markets. The Fed interventions of 2008 and 2020 were both necessary. During many of the intervening years, though, this stimulative policy was continued, arguably at times when it was not needed. The Fed apparently believed that the recovery from the Great Financial Recession was inadequate, and the logic was that cheap credit would encourage businesses to buy new plant and equipment to expand, and that low interest rates would push up the prices of consumers’ stock portfolios, making them feel richer and more inclined to buy more things (“wealth effect”).

As it happens, ZIRP’s impact on business expansion has not been so great, but it has succeeded in super-charging stock prices. With bonds and other fixed income securities yielding what felt like nothing, many conservative investors felt compelled to buy stocks. (Naturally, Wall Street had an acronym for this, too, TINA –There Is No Alternative.) As a result, stock prices have risen faster in recent years than their earnings per-share, so valuations as measured by price-to-earnings (P/E) ratios have risen faster than underlying business values.

For most of the time since the Fed first adopted ZIRP, inflation has been very low. In fact, the Fed thought a “little” inflation would be a good thing and hoped its stimulative policies would help get inflation up to 2%. (This seemed a little bizarre to those of us who experienced the inflation of the 1970s!)

In 2021, however, supply chain disruptions, shortages of various commodities, and a very tight labor market triggered a burst of inflation that reached 8% (the highest in 40 years) during the first quarter of 2022. At this point, the Fed realized it had over-achieved and began to float the idea of raising rates to fight inflation. Investors began to visualize the benchmark 10-year Treasury yield rising from under 1% to a more normal 4-5% or higher. (A few grizzled veterans probably remembered that in 1981, then-Fed Chair Paul Volcker raised short-term rates to 20% and long Treasuries yielded 14%.)

The specter of rising rates triggered the “stealth correction” that started around the middle of 2021. The first victims were young, fast-growing companies whose stocks were most vulnerable to rising rates. The declines went relatively unnoticed (unless you owned those stocks) because the major indexes were still setting new highs. As 2022 began, though, the market heavyweights began to slip, and their prices impacted the indexes. By late February, the S&P 500 had dropped 15% from its January high, and the Nasdaq had fallen 21%.

This market move was reminiscent of the 20% dip in the fourth quarter of 2018, the last time the Fed raised rates. On that occasion, the Fed quickly reversed course and, to invoke the words of Gilda Radner’s Saturday Night Live character Emily Litella, said “Never mind.” We are guessing that the Fed will follow through this time, at least for a few more quarters. After that, they will be “data dependent” (or perhaps “politics dependent”).

Fed policy is generally not a consideration in our investment process. Warren Buffett quipped years ago that if Alan Greenspan (Fed Chair, 1987-2006) whispered in his ear what the Fed’s next move would be, Warren wouldn’t do anything differently. We think that is good advice and the right attitude.

Today, though, we do think that something important has changed that will have a lasting impact. Business fundamentals are good now and will likely be favorable most years in the future, just as they were over most of the past 12 years. But the

2022 Annual Report 5

climate has changed. Zero interest rates and quantitative easing – ZIRP and QE – acted as tailwinds for stocks. Rising rates and quantitative tightening – selling off the bonds bought for QE – will likely act as headwinds for stocks. Higher bond yields pose stiffer competition for investors’ capital, so higher rates generally mean lower P/E ratios.

 Outlook
The transition to a tighter monetary regime has already caused the market to wobble, and we would expect more of the same, from time to time, as headlines rattle investors who have short investment horizons and who lack conviction in their holdings. The good news is that lots of stocks have already been marked down in anticipation of higher rates. The stocks in our portfolios are as cheap relative to their business values as they have been for some time. With stocks selling at more realistic prices, our opportunity set is much improved. Last quarter, we predicted that 2022 would be an “adventure.” We think that is still the case, and ultimately, we believe the adventure will create opportunities that can benefit our investors over the long run.

 Sincerely,

Wally Weitz wally@weitzinvestments.com	Brad Hinton brad@weitzinvestments.com

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

6 2022 Annual Report

FIXED INCOME INSIGHTS

April 1, 2022

The difficult market conditions fixed income investors experienced last year heated up in the first quarter. Heightened inflation risk produced a surge in interest rate and cross-asset volatility (volatility across multiple asset classes, including stocks, bonds, commodities, and currencies). Treasury yields rising (and periodically falling) by more than 10 basis points (0.10%) per day quickly shifted from what would otherwise seem unusual to ordinary. Bouts of positive correlation (returns moving in the same direction, up or down) between U.S. Treasuries and stocks served as a good reminder of how damaging inflation can be to investors.

As shown in the Bloomberg Index returns table here, the first quarter produced no safe havens. Longer duration indexes were the worst performers given their higher sensitivity to what remain low longer-term nominal levels of interest rates (rates before accounting for inflation) and deeply negative levels of real interest rates (rates adjusted for inflation). Given this backdrop, while negative returns are never welcome, we are quite pleased with the relative results that our investment process and flexible approach have yielded. For detail regarding individual fund performance and analysis, see our funds’ quarterly commentaries.

Inflation, Inflation, Inflation

By now, everyone has realized that inflation is high and spreading. Inflation is pervasive; it affects every corner of the U.S. economy – commodities, food, energy, housing/shelter, and wages. Even the Fed’s preferred measure of inflation, the Core Personal Consumption Expenditures (Core PCE) price index, which had a difficult time reaching 2% after the Great Financial Crisis, soared to 5.4% in February 2022.

What matters from here is how persistent inflation will be and how its ripple effect will be felt through the economy and financial markets. With pricing pressures broad-based and spread throughout a tight labor market, inflation is likely to remain well above the Fed’s long-term goal of 2% for quite some time. However, there is an old saying that the cure for high inflation is high inflation. In other words, high inflation may eventually result in demand destruction. The logic is simple: the more money spent on goods and services today, the less discretionary money there is to spend in the future. And the longer inflation remains elevated, the more likely the Fed is to tackle inflation rather than focusing on the risk of lower economic growth or recession.

A decisive policy response from central banks may result in a further hit to demand by raising the cost of capital (potentially abruptly) on consumers and businesses. Bigger picture, the U.S. economy remains highly leveraged, with total debt-to-GDP (gross domestic product) at an all-time high of over 350%. On the fiscal side, materially higher interest rates could lead to a higher portion of tax revenue being allotted to government bondholders, thereby squeezing the federal government’s budget and spending programs. It is a tough balancing act, but at some point, the focus may shift from coping with today’s high inflation to the consequences of much weaker economic growth in the future.

2022 Annual Report 7

The Fed and The Yield Curve

While no one knows what the new equilibrium for interest rates will be, the Fed is at the start of what may be one of the fastest hiking cycles in decades. Markets expect up to an additional 8 or 9 interest rate hikes in 2022, with the potential for the first 50 bps rate increase since 2000. If current expectations hold, the Fed Funds rate may end the year at 2.25-2.50%, matching the peak of the Fed’s last tightening cycle in 2016-2019. In the here and now, the Fed’s hawkish rhetoric has already created a material upward shift in the front end of the yield curve.

March 31, 2021, to March 31, 2022, the yield on the 2-year U.S. Treasury rose 218 basis points from 0.16% to 2.34% – a nearly 15-fold increase. On the other hand, the yields on the 10-year U.S. Treasury increased 60 basis points from 1.74% to 2.34% and the 30-year Treasury increased 4 basis points from 2.41% to 2.45%. This has resulted in a much flatter yield curve than is typical at the start of a rate hiking cycle. According to Deutsche Bank, since 1955 it has taken 23 months on average for the 2-year vs. 10-year U.S. Treasury to invert. Yet we experienced a brief 2-year vs. 10-year U.S. Treasury curve inversion in early April 2022 before reversing as longer-term yields rose.

Some Fed officials have been vocal about the need to set policy at restrictive levels (levels that are expected to inhibit economic growth). While one can argue the yield curve doesn’t represent true market pricing given the enormous presence of central banks, every recession in the last 70 years has only happened after the 2-year vs. 10-year U.S. Treasury curve inverted. While one can also argue about yield curve signaling, what is clear given the tightness of spreads is that credit markets are not currently concerned about potential negative effects from high inflation and/or tighter monetary policy.

Credit Spreads

Today, credit spreads reflect strong corporate liquidity positions and minimal concern about future credit weakness and defaults. While we agree fundamentals remain generally solid, there are plenty of reasons to be cautious. Fed tightening, high inflation, rising geopolitical tensions, removal of fiscal support, and tight labor markets are just some of the risk factors we see. While credit spreads widened during the first quarter, they remain below long-term averages. A broad measure of investment-grade corporate bond spreads, compiled by ICE BofA, increased to 122 basis points on March 31, 2022, from 98 basis points on December 31, 2021. The chart below depicts the path of investment-grade credit spreads for the past five years (blue line) against the one-year (orange) and five-year (green) averages.

High yield credit spreads experienced similar movement during the first quarter. A broad measure of U.S. high yield corporate bond spreads, compiled by ICE BofA, touched a high of 421 basis points before finishing at 343 basis points on March 31, 2022, up from 310 basis points on December 31, 2021.

Outlook

The first quarter was a good reminder that the future is not set in stone. As always, much can happen over the next nine months that may require a different path than what appears most conceivable today. Our overarching investment approach is to remain patient while utilizing our flexible mandate to seek out the best risk/reward opportunities available in the market. As the year progresses, the risk of a monetary policy error (too tight or too loose) is high, resulting in wider credit spreads. In the meantime, a disciplined approach of adding Treasuries, high-quality securitized products, and selective corporate bonds has enhanced the coupon income of our portfolios, which we hope will pave the way for better returns in the future.

Tom Carney tom@weitzinvestments.com	Nolan Anderson nolan@weitzinvestments.com

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

8 2022 Annual Report

DISCLOSURES

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Certain Funds have entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through Contractual Expiration Date of 07/31/2022 (and in the case of the Core Plus Fund Institutional Class, through 07/31/2023). If this arrangement had not been in place, the performance results would have been lower.

The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

Performance quoted for the Balanced, Partners Value and Value Funds’ Institutional Class shares before their inception is derived from the historical performance of the Investor Class shares, which have not been adjusted for the expenses of the Institutional Class shares, had they, returns would have been different.

Performance quoted for the Partners III Opportunity and Short Duration Income Funds’ Investor Class shares before their inception is derived from the historical performance of the Institutional Class shares, which have not been adjusted for the expenses of the Investor Class shares, had they, returns would have been different.

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index. See page 78 for a description of all indices. All indices Since Inception return are since the Fund’s inception. The inception date of the Bloomberg U.S. Aggregate 1-3 Year Index and the Bloomberg 5-Year Municipal Bond Index was 12/31/1992 and 1/29/1988, respectively.

On 12/29/2006, the Nebraska Tax-Free Income Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership. On 12/31/1993, Partners Value Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership. On 12/30/2005, Partners III Opportunity Fund succeeded to substantially all of the assets of Weitz Partners III Limited Partnership. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the Partnerships, and the Partnerships were managed at all times with full investment authority by the Investment Adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.

Effective 12/16/2016, the Ultra Short Government Fund revised its principal investment strategies. Prior to that date, the Fund operated as a “government money market fund” and maintained a stable net asset value of $1.00 per share. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

Effective 12/16/2016, the Short Duration Income Fund revised its principal investment strategies. Since that time the Fund has generally maintained an average effective duration between one to three and a half years. Prior to that date, the Fund maintained a dollar–weighted average maturity of between two to five years. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

Effective 03/29/2019, the Hickory Fund invests the majority of its assets in the common stock of medium–sized companies, which the Fund considers to be companies with a market capitalization, less than or equal to the market capitalization of the largest company in the Russell Midcap Index. Prior to that date, the Fund invested the majority of its assets in the common stock of smaller– and medium–sized companies, which the Fund considered to be companies with a market capitalization, at the time of initial purchase, of less than $10 billion.

2022 Annual Report 9

PERFORMANCE SUMMARY

Returns (%) as of 3/31/2022

			ANNUALIZED
					Since Fund		Inception	Net	Gross
EQUITY	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Hickory - (WEHIX)	(13.15)	(13.15)	(3.87)	6.16	7.27	9.21	4/1/1993*	1.09	1.14
Russell MidCap Index	(5.68)	(5.68)	6.92	12.61	12.85	11.18
Partners III Opportunity - Investor (WPOIX)	(5.18)	(5.18)	(1.02)	7.69	7.94	11.85	8/1/2011	1.88	1.88
Partners III Opportunity - Institutional (WPOPX)	(5.09)	(5.09)	(0.53)	8.29	8.43	11.98	6/1/1983*	1.43	1.43
S&P 500 Index	(4.60)	(4.60)	15.65	15.98	14.62	11.56
Russell 3000 Index	(5.28)	(5.28)	11.92	15.39	14.28	11.29
Partners Value - Investor (WPVLX)	(8.71)	(8.71)	4.13	8.44	8.77	11.49	6/1/1983*	1.07	1.07
Partners Value - Institutional (WPVIX)	(8.68)	(8.68)	4.35	8.69	8.96	11.54	7/31/2014	0.89	0.89
S&P 500 Index	(4.60)	(4.60)	15.65	15.98	14.62	11.55
Russell 3000 Index	(5.28)	(5.28)	11.92	15.39	14.28	11.29
Value - Investor (WVALX)	(8.00)	(8.00)	8.63	13.86	11.56	10.69	5/9/1986*	1.04	1.04
Value - Institutional (WVAIX)	(7.96)	(7.96)	8.80	14.10	11.74	10.74	7/31/2014	0.88	0.88
S&P 500 Index	(4.60)	(4.60)	15.65	15.98	14.62	10.98
Russell 1000 Index	(5.13)	(5.13)	13.27	15.81	14.52	10.96

			ANNUALIZED
					Since Fund		Inception	Net	Gross
ALLOCATION	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Balanced - Investor (WBALX)	(3.81)	(3.81)	4.98	7.83	6.78	6.03	10/1/2003*	0.85	0.99
Balanced - Institutional (WBAIX)	(3.75)	(3.75)	5.15	7.92	6.83	6.05	3/29/2019	0.70	0.79
Morningstar Moderately Conservative Target Risk Index	(5.35)	(5.35)	0.36	6.27	5.66	6.06

			ANNUALIZED
					Since Fund		Inception	Net	Gross
FIXED INCOME	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Core Plus Income - Investor (WCPNX)	(4.03)	(4.03)	(1.67)	3.58	N/A	3.52	7/31/2014*	0.50	0.93
Core Plus Income - Institutional (WCPBX)	(4.01)	(4.01)	(1.67)	3.73	N/A	3.69	7/31/2014*	0.40	0.59
Bloomberg U.S. Aggregate Bond Index	(5.93)	(5.93)	(4.15)	2.14	N/A	2.21
Nebraska Tax-Free Income - (WNTFX)	(3.95)	(3.95)	(3.08)	1.08	1.05	4.19	10/1/1985*	0.45	0.98
Bloomberg 5-Year Municipal Bond Index	(5.10)	(5.10)	(4.48)	1.51	1.78	N/A
Short Duration Income - Investor (WSHNX)	(1.77)	(1.77)	(1.46)	1.66	1.65	4.68	8/1/2011	0.55	0.88
Short Duration Income - Institutional (WEFIX)	(1.77)	(1.77)	(1.41)	1.80	1.83	4.74	12/23/1988*	0.48	0.62
Bloomberg U.S. Aggregate 1-3 Year Index	(2.50)	(2.50)	(2.91)	1.21	1.08	N/A
Ultra Short Government - Institutional (SAFEX)	0.02	0.02	0.01	1.16	0.61	2.22	8/1/1991	0.20	0.59
ICE BofA U.S. 6-Month Treasury Bill Index	(0.09)	(0.09)	(0.05)	1.27	0.78	2.74

*      Denotes the Fund's inception date and the date from which Since Fund Inception performance is calculated.

10 2022 Annual Report

ANALYST CORNER
Guidewire Software, Inc. (GWRE)
By Barton Hooper, CFA - Director of Equity Research

Guidewire Software, Inc. (GWRE) is a provider of software and data services to the property and casualty insurance (P&C) industry. The company’s products cover the three primary operational functions of an insurance provider: policy, billings and claims. Guidewire also offers data and analytics services that allow its customers to run their businesses more effectively. The company was founded in 2001 by a team that included current Chairman Marcus Ryu. It became a public company in 2012.

P&C insurance companies provide coverage on assets (cars, houses, etc.) as well as liability insurance for accidents and injuries. It is one of the oldest products in the financial services category, and due to the nature of the risks and leverage involved, the industry has an established history of conservative underwriting and investment practices. Of course, consumers of insurers appreciate a conservative approach; if your house has burned down you don’t want to find that your insurance company can’t pay the claim because it wrote too many policies or invested your premiums irresponsibly.

Unfortunately, this conservatism has often carried over to operations and customer service. P&C insurance companies have become prone to taking an “if-not-broken-don’t-fix-it” approach to the adoption of new processes and technologies. As a result, much of the insurance industry runs on very outdated technology which is costly to maintain and very inflexible. These systems are characterized by the famous “green screens” of mainframes (think early computing systems of the 1970s and 1980s). While still robust, these outdated systems offer little flexibility which means new products (such as different policy offerings to meet new risks, like cybersecurity) can take months or even years to come to market due to the need to finely customize ancient systems.

It is imperative that insurers upgrade their technology, and not just because they are running on old, expensive-to-maintain systems. An inability to fully understand risks increases instances of fraud, and not having a complete view of customer needs means being at risk of customer churn.

Insurance is unique among financial services in that, unlike other industries, insurers largely didn’t migrate toward outsourced processing where there is a collective advantage as processors compete and face pressure to innovate. While financial services lags other industries in terms of digital transformation, even banking (another area that heavily uses outdated tech) is considered ahead of the insurance category. Each insurer developed its own bespoke systems with complicated rules and customizations. As these systems aged and new customizations and extensions were stacked on top of prior ones, the cost in terms of money and lost time to market became more burdensome. Insurers needed a modernization solution. But until Guidewire arrived, most of these “fixes” consisted of highly customized solutions which took years (as everyone reinvented their own “wheel”) and didn’t always use the most modern technology.

The Guidewire founders believed they could upgrade the technology of the entire insurance industry by moving off mainframes and into modern programming languages running on industry-standard servers. The company started with its ClaimCenter product in 2003 and then developed PolicyCenter and BillingCenter in 2004 and 2006, respectively. Collectively, the company refers to this as the Guidewire InsuranceSuite which is targeted toward larger insurers. Through an acquisition in 2017, Guidewire offers smaller insurers a complete suite through its InsuranceNow product. Sales cycles were (and remain) long as prospective customers were reluctant to adopt new technology. It took Guidewire until 2011 to reach the 100-customer mark. By the end of the 2021 fiscal year, it had over 350 customers. Today, the company is the clear leader in providing insurance software, and the long sales cycles and conservative nature of the customer base provides an element of competitive advantage.

Although Guidewire software represents a step change in terms of modernity and flexibility, many customers have yet to adopt the company’s full suite across all operations. As a result, despite now being in business for over 20 years, there is still a large revenue pool available just in Guidewire’s existing client base. The company estimates that just over a quarter of P&C industry premiums written today use at least one of the Guidewire InsuranceSuite products. This somewhat underestimates the opportunity, as a client using ClaimCenter is counted as premium that has been “modernized,” but even with such a client, there is still an opportunity to adopt BillingCenter and PolicyCenter.

As software began “eating the world” (in the words of entrepreneur and software engineer Marc Andreessen), disrupting traditional industries around the world, and as consumption moved to cloud-based systems, the insurance industry was slow to demand a cloud solution. As a result, Guidewire focused on giving customers what they needed and were demanding. That is why Guidewire didn’t initially emphasize a cloud product, although it developed a version of the software that could be run on cloud computing services such as AWS and Microsoft Azure. While there were several early adopters of these cloud-based services, by 2018 Guidwire’s clients signaled a willingness to move to a more robust cloud solution.

One bottleneck to cloud adoption is that Guidewire’s customers, even as they adopted InsuranceSuite, insisted on heavy customization. Doing so meant that customers were repeating earlier mistakes, because they would slowly fall behind the latest release. This all stems from a belief within the insurance industry that IT systems represent a proprietary component of their offerings. In other industries this point of view has given way to an argument that software and IT infrastructure should be standardized as much as possible to allow for speed, low cost, and flexibility. Doing so allows for a focus on customer needs and innovation – regardless of the industry. Insurers are slowly coming around to this perspective, which is why there is a greater willingness to adopting cloud solutions as implementing a true cloud product means high levels of standardization and reliance on the software provider to build desired features that serve the entire customer base. This can be done because new features can be pushed to users more quickly because the code base is the same across customers.

In 2019, former Salesforce executive Mike Rosenbaum joined Guidewire as CEO, a move that heralded a significant shift in Guidewire’s development and approach to the cloud. Rosenbaum had a deep understanding of technology platforms and customers’ need for digital transformations. He set to work applying this knowledge to Guidewire’s opportunity. The company introduced the Guidewire Cloud platform with the Aspen release in spring of 2020. Aspen has been followed with a new release approximately every six months. Adoption of Guidewire Cloud has been measured but steady with 13 customers signing on in 2019, 26 in 2020, and 52 in 2021. Some of these customer wins are new to Guidewire, while others are current customers of Guidewire’s on-premise software who are moving at least part of their systems to Guidewire Cloud. We believe there is a substantial runway of customers who will move

2022 Annual Report 11

their current Guidewire implementations to the cloud, along with the large untapped base of insurers who have yet to move to any sort of modern software.

Guidewire has a substantial lead in terms of market share over its nearest competitors, Duck Creek Technologies (a public company) and Majesco (private). The success of Guidewire Cloud gives us confidence that the company will at least maintain its market share. While our investment doesn’t depend on Guidewire becoming a monopoly provider, we do believe the company’s shift to the cloud creates an opportunity to expand share. As more customers move to the cloud, Guidewire should see positive flywheel effects from the benefits of having the most customers on the same version of software with frequent updates. Customers will get more value from the software as features are added more quickly and they are able to better utilize the data Guidewire provides. Happy customers deriving more value should result in longer lifetime value and increased consumption of additional modules.

Guidewire’s stock price has yet to reflect the opportunity we believe lies ahead for the company. While there was uncertainty about the quality and acceptance of Guidewire Cloud, we believe those issues are mostly resolved as more customers sign up and systems integrators build practices which extend Guidewire’s sales and implementation reach ahead of its competitors. We acknowledge that there are open questions about execution and the pace of adoption, but our due diligence suggests Mr. Rosenbaum is a strong leader who has built a talented team focused on leveraging Guidewire’s advantages. While adoption is out of the company’s control, P&C insurers are just like companies in just almost every industry – they need to undergo digital transformations sooner rather than later or face serious trouble from competitors who have moved. This backdrop provides a long-term tailwind which we believe will grow Guidewire’s business value. As a result, Guidewire is a strong representative of the Weitz Quality at a Discount framework in action – a market leader with strong growth prospects, led by a team that has multiple opportunities for reinvestment. We believe these facts will result in strong forward returns for our clients.

As of 03/31/2022, the following portfolio company constituted a portion of the net assets of Balanced Fund, Hickory Fund, Partners III Opportunity Fund, Partners Value Fund, and Value Fund as follows:

• Duck Creek Technologies, Inc. (DCT): 0.0%, 0.0%, 0.0%, 0.0%, 0.0%

• Guidewire Software, Inc. (GWRE): 0.0%, 3.1%, 0.0%, 2.3%, 0.0%

• Salesforce, Inc. (CRM) 0.0%, 0.0%, 0.0%, 0.0%, 2.7%

Holdings are subject to change and may not be representative of the Fund's current or future investments.

Barton Hooper, CFA, joined Weitz Investment Management in 2007. Prior to joining the firm, he was a research analyst at Oak Value Capital Management and Trilogy Capital Management. Prior to his investment management experience, Barton worked at George K. Baum & Company and was a certified public accountant at Deloitte & Touche LLC. Barton has a bachelor's in accounting from the University of Missouri and an MBA from Washington University in St. Louis.

12 2022 Annual Report

BALANCED FUND
Portfolio Managers: Brad Hinton, CFA & Nolan Anderson
Investment Style: Conservative Allocation

The Balanced Fund’s Institutional Class returned -3.75% for the first quarter compared to -5.35% for the Morningstar Moderately Conservative Target Risk Index. For the fiscal year end March, 31, 2022, the Fund’s Institutional Class returned +5.15% compared to +0.36% for the Index.

Total returns well above inflation have helped our investors retain, and steadily build, wealth. Over a 10-year period, the Fund’s Institutional Class has returned +6.83% annualized compared to +5.66% for the index.

The crosswinds we discussed in recent quarters gathered intensity, to put it mildly, in the first quarter of 2022. Investors are facing a ground war in Europe, Broad-based and persistent inflation, a prominent shift in domestic monetary policy from easing to tightening, continued dysfunctional fiscal policy debates in Washington, and so on. Uncertainty is high. Given this set of conditions, the stock market has been reasonably resilient. Our companies are largely reporting solid financial results, at least so far, and they are adopting fluidly to rapidly evolving conditions.

Bond markets endured a challenging quarter as yields rose materially across the maturity spectrum (as yields rise, bond prices fall). For example, the 3-year Treasury yield more than doubled from 0.97% to 2.45% during the quarter. Here is the quarterly performance for three bond indexes – the markdowns are not for the faint of heart:

•	The Bloomberg U.S investment Grade Corporate Bond Index returned -7.69%
•	The Bloomberg U.S Treasury: 20+ Year Index returned -11.01%
•	The Bloomberg U.S Aggregate Bond Index returned -5.93%

The Fund’s short-maturity collection of bonds fared much better, posting only modest negative returns. We stayed out of trouble through a combination of conservative duration positioning and targeted security selection. We are pleased that our bond ballast held firm and helped drive the Fund’s relative outperformance for the quarter and fiscal year. Most encouragingly, we are (finally!) able to reinvest principal and interest cash flows at higher yields.

Financial Stocks dominated the quarterly contributors’ list, paced by double-digit gains at Berkshire Hathaway and Markel. Aon plc, Charles Schwab, and Visa rounded out the top five contributors. Quarterly detractors included a trio of strong, multi-year winners (LabCorp, Thermo Fisher, and Accenture plc). While their stock prices may have gotten a little ahead of themselves late last year, the businesses are doing just fine. Liberty Broadband and Fortive were other notable detractors, and we added to both stocks at discounts to our value estimates.

The Fund’s equities delivered strong, mid-teens returns for the fiscal year ended March 31, 2022. Ten stocks generated returns above 25%, with broad sector representation across financial, health care, communication services, technology, consumer discretionary, and consumer staples, Aon plc, Berkshire Hathaway, and Charles Schwab were the Fund’s top contributors for the period. They were joined by familiar faces Alphabet and Microsoft, who have continued to grow earnings at scale and in all kinds of market weather.

Fidelity National Information Services (FIS) was the largest fiscal-year detractor. FIS has been our most disappointing investment in the Covid era, with the stock trading well below our average cost. The business itself has been relatively durable, but the stock certainly has not. While the core elements of our bullish thesis remain firmly intact, hindsight tells us that we could have waited for a better entry point. From today’s price which is what matters now, we think the risk/ reward balance is favorable. Other fiscal year detractors included broadband giant Comcast as well as industrial companies Fortive, Honeywell, and IDEX.

As stocks declined steeply mid-quarter, we rebalanced into equities by adding to a dozen existing positions at attractive prices. Examples included Liberty Broadband, Analog Devices, Roper Technologies, Fortive, and Vulcan Materials. We also trimmed a few stocks that traded above our business value estimates, most notably Charles Schwab and Diageo plc. While we did not add any new companies, our team has crafted and refined a robust actionable list over the past several years. The benefit to investors is that we have more, and better, choices as ideas compete for spots in the portfolio.

In fixed income, we added small layers of 2.5-year to 5.5-year Treasuries as yields rose. We also sprinkled in small individual positions in securitized auto debt from several different sponsors. Our overall fixed income positioning remained quite defensive, with high average credit quality (about 95% investment-grade) and duration of less than 2 years. As base rates and/ or spread rise, expect us to continue increasing risk exposure prudently and with due caution.

The Fund’s portfolio continues to evolve with market conditions. We own common equity stakes in 30 companies totaling 44.8% of net assets. High-yielding, hybrid securities represent another 2.4% of the Fund. Fixed income holdings include investment-grade corporate bonds (2.2%), securitized debt (11.9%), Treasury securities (30.0%), and cash equivalents (8.7%). we have plenty of capacity to lean into new opportunities as our team uncovers them.

We think the Fund remains well-positioned to provide long-term capital appreciation and capital preservation. The current income outlook also improved with the significant increase in interest rates. As always, we encourage investors to evaluate the strategy on a total-return basis over longer time horizons.

2022 Annual Report 13

Returns

					Annualized
							Since Fund
							Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	(10/1/03)	Expense	Expense
WBALX - Investor Class	(3.81)%	(3.81)%	4.98%	8.65%	7.83%	6.78%	6.03%	0.85%	0.99%
WBAIX - Institutional Class	(3.75)	(3.75)	5.15	8.80	7.92	6.83	6.05	0.70	0.79
Morningstar Moderately Conservative Target Risk Index	(5.35)	(5.35)	0.36	6.74	6.27	5.66	6.06

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	2.5
Microsoft Corp.	2.3
Alphabet, Inc.	2.3
Aon plc	2.2
Danaher Corp.	2.1
Markel Corp.	2.1
Thermo Fisher Scientific, Inc.	2.0
Laboratory Corp. of America Holdings	1.9
Vulcan Materials Co.	1.9
Visa, Inc.	1.8
21.1

Top Stock Performers
		Average
	Return	Weight	Contribution
Berkshire Hathaway, Inc. – Class B	18.1%	2.3%	0.39%
Markel Corp.	19.5	1.8	0.35
Aon plc – Class A	8.5	2.0	0.18
The Charles Schwab Corp.	0.1	1.6	0.09
Visa, Inc. – Class A	2.5	1.7	0.06

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Laboratory Corp. of America Holdings	(16.1)%	2.0%	(0.35)%
Accenture plc. - Class A	(18.2)	1.2	(0.25)
Thermo Fisher Scientific, Inc.	(11.4)	2.0	(0.25)
Liberty Broadband Corp. – Class C	(16.1)	1.4	(0.22)
Fortive Corp.	(19.8)	1.0	(0.21)

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	0.42%	0.13%
Institutional	0.57	0.23

Industry Breakdown
% of Net Assets
Information Technology	12.1
Financials	10.7
Health Care	6.0
Communication Services	4.9
Materials	4.6
Industrials	4.2
Consumer Discretionary	1.3
Consumer Staples	1.0
Total Common Stocks	44.8
U.S. Treasuries	30.0
Asset-Backed Securities	6.9
Mortgage-Backed Securities	2.8
Commercial Mortgage-Backed Securities	2.2
Corporate Bonds	2.2
Non-Convertible Preferred Stocks	1.4
Corporate Convertible Bonds	1.0
Cash Equivalents/Other	8.7
Total Bonds & Cash Equivalents	55.2
100.0

Fixed Income Attributes
Portfolio Summary
Average Maturity	2.5 years
Average Effective Maturity	2.6 years
Average Duration	2.1 years
Average Effective Duration	1.8 years
Average Coupon	1.6%

Credit Quality
Underlying Securities	% of Bond Portfolio
U.S. Treasury	54.4
U.S. Government Agency Mortgage Related Securities	2.1
AAA	14.6
AA	3.6
A	1.5
BBB	3.9
BB	2.6
Non-Rated	1.7
Cash Equivalents	15.6
100.0

All data as of 3/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2022. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

Source (Top Performers, Bottom Performers): Statpro

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

14 2022 Annual Report

CORE PLUS INCOME FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Intermediate-Term Core Plus Bond

The Core Plus Income Fund’s Institutional Class returned -4.01% for the first quarter compared to a -5.93% return for the Bloomberg U.S. Aggregate Bond Index. For the fiscal year ended March 31, 2022, the Fund’s Institutional Class returned -1.67% compared to -4.15% for the index. Negative absolute results (unrealized mark-to-market declines) are never pleasant to report despite solid relative results. Longer-term results (3-, 5-, and 7-year) continue to outpace the index.

Inflationary pressures, which have been building for the past 12 months, showed no signs of abating in the first quarter. These pressures precipitated a large upward move in interest rates during the first quarter, particularly in short-term rates. For example, the Consumer Price Index (CPI) release in February showed prices increasing at an annualized reading of 7.5%. This resulted in an historic move upward in the 2-year Treasury rate, marking the biggest “shock” since October 1979, as measured by standard deviation of daily moves. The shock in 1979 happened to occur when then Fed Chairman Paul Volcker announced to the world a new policy framework to combat the inflation of the 1970s/early 1980s. Today’s board members at the Federal Reserve, which controls short-term interest rates by means of the Federal Funds Rate, had long dubbed the current inflation environment as “transitory” (not permanent). However, those same members now appear resolved to adjust monetary policy by raising short-term interest rates (possibly at each Fed meeting in 2022) and by slowly shrinking the Fed’s sizable balance sheet of approximately $9 trillion.

The repricing of interest rates, while unpleasant, has set the stage for more favorable forward returns. This can be seen in the Fund’s improved yield-to-worst (YTW) metric. As a reminder, YTW has historically been a reasonable predictor of forward returns. The Fund's YTW increased from 2.12% at year-end to 3.32% on March 31, 2022 - comparing favorable to the index's YTW of 2.90% at March 31.

Portfolio Positioning

The table below shows how we have allocated capital to various sectors over the past quarter and year. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

			Qtr Over		Yr Over
			Qtr		Yr
Sector (% of Net Assets)	3/31/2022	12/31/2021	Change	3/31/2021	Change
Corporate Bonds	22.9	28.5	-5.6	33.4	-10.5
Corporate Convertible Bonds	0.6	0.6	0.0	1.2	-0.6
Asset-Backed Securities
(ABS)	21.3	21.5	-0.2	25.5	-4.2
Corporate Collateralized
Loan Obligations (CLOs)*	10.4	10.4	0.0	6.9	3.5
Commercial Mortgage-
Backed Securities (CMBS)	10.9	9.1	1.8	8.1	2.8
Agency Mortgage-Backed
(MBS)	1.2	1.4	-0.2	0.5	0.7
Non-Agency Mortgage
Backed (RMBS)	0.6	0.6	0.0	0.8	-0.2
Non-Convertible Preferred
Stock	0.7	0.6	0.1	1.3	-0.6
Taxable Municipal Bonds	0.6	0.6	0.0	0.0	0.6
U.S. Treasury	37.0	32.1	4.9	20.7	16.3
Common Stock	0.0	0.0	0.0	0.2	-0.2
Cash & Equivalents	4.2	5.0	-0.8	8.3	-4.1
Total	100.0	100.0		100.0
High Yield**	12.9	13.5	-0.6	16.8	-3.9
Effective duration (years)	4.8	4.5	0.3	4.5	0.3
Effective maturity (years)	7.3	6.4	0.9	6.3	1.0

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**High-Yield exposure (as of 3/31/2022) consists of investments in the Corporate, Corporate Convertible, ABS, and CMBS sectors.

Totals may be greater or less than 100% due to rounding.

The largest shifts in sector allocation during the quarter were an increase in U.S. Treasuries (+4.9%) and a decrease in corporate bonds (-5.6%). Our Treasury portfolio is well diversified with a broad range of maturities spanning 1-30 years. While real yields remain deeply negative, U.S. Treasuries can provide important liquidity and diversification benefits for our portfolio. Over our 7+ years managing the Fund, we have been willing to hold large amounts of Treasuries, particularly when we believe the risk/ reward in credit markets skews negative like it does today. Our corporate bond portfolio continued to shrink as we found fewer qualifying investments and saw better relative value in securitized products. In terms of overall portfolio metrics, average effective maturity increased to 7.3 years as of March 31, 2022, from 6.4 years as of December 31, 2021, and the average effective duration increased to 4.8 years from 4.5 years over the same timeframe. These measures provide a guide to the Fund’s interest rate sensitivity. A higher average effective maturity and longer average effective duration increase the Fund’s price sensitivity to changes in interest rates (either up or down).

Another portfolio attribute to re-highlight is the Fund’s investments in floating-rate securities (mainly middle-market CLOs and CRE CLOs). As of March 31, 2022, nearly 22% of Fund assets are represented by floating-rate securities. We don’t invest based on any wager that the Fed will raise short-term interest rates – as each investment is vetted based on its individual merits (relative risk/reward) and the expected future nominal return contributions each can make to the Fund. However, we believe the Fund’s exposure to floating rate investments will provide coupon income

2022 Annual Report 15

upside now that the Fed has decided to move away from its zero interest-rate policy (ZIRP) and has begun to raise (potentially meaningfully) short-term interest rates.

As of March 31, 2022, our high-yield exposure as a percent of net assets was 12.9%, down from 13.5% on December 31, 2021.

Top Quarterly Contributors

•	Commercial real estate and middle-market corporate CLOs: The Fund’s diversified portfolio of CLOs provided modest positive returns during the first quarter. We would expect this segment to provide income upside as the underlying floating rate loans are, on a quarterly or monthly basis, reset higher due to the Fed’s likely actions to continue raising short-term interest rates.

Top Quarterly Detractors

•	U.S. Treasury Bonds: Our U.S. Treasury holdings were the largest detractor to performance during the first quarter. With an effective maturity of approximately 10 years, our Treasury portfolio was negatively impacted by rising interest rates across the curve.
•	Corporate Bonds: Our investments in a wide variety of corporate bonds, including high yield, were the second largest detractor to performance in the quarter.
•	Asset-Backed Securities (ABS): Our ABS investments across all categories (e.g., auto, consumer, equipment, fleet lease) detracted from performance due to the significant upward shift in short-term interest rates during the first quarter.

Fiscal Year Results

Our U.S. Treasury holdings were the primary detractor to performance during the fiscal year. In addition, asset-backed securities (ABS), agency and non-agency residential mortgage-backed securities (RMBS), and select corporate bonds detracted from performance. Noteworthy positive contributors included the Fund’s floating rate segments (middle market and commercial real estate collateralized loan obligations) and select high-yield corporate bond investments.

Fund Strategy

Our approach consists primarily of investing in a diversified portfolio of high-quality bonds while maintaining an overall portfolio average duration of 3.5 to 7 years. Our goal is to capture attractive coupon income and potential price appreciation by investing in longer-duration and lower-quality bonds when attractively priced. We may invest up to 25% in fixed-income securities that are not considered investment-grade (such as high-yield and convertible bonds as well as preferred and convertible preferred stock) and we do so when we perceive the risk/reward characteristics to be favorable.

We do not, and will not, try to mimic any particular index as we construct our portfolio. We believe our flexible mandate and high-conviction portfolio will benefit investors over the long term. We utilize a bottom-up, research-driven approach and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent on, but often benefits from, the due diligence work our equity teammates conduct on companies and industries.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize investment (or reinvestment) yield and to avoid making interest rate bets, particularly those that depend on interest rates going down. We have often maintained a lower duration profile than the index, particularly in very low-yield environments. Our shorter duration profile has benefited shareholders in periods of rising interest rates.

Maintaining a diversified portfolio and liquidity reserves is a key element of our risk management approach. As a result, we have not held back from owning U.S. Treasury bonds, and at times like now, ample cash reserves. We believe this approach has served clients well, particularly in extreme market environments like the pandemic brought upon us in March 2020.

16 2022 Annual Report

Returns

					Annualized
						Since Fund
						Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	(7/31/14)	Expense	Expense
WCPNX - Investor Class	(4.03)%	(4.03)%	(1.67)%	3.98%	3.58%	3.52%	0.50%	0.93%
WCPBX - Institutional Class	(4.01)	(4.01)	(1.67)	4.07	3.73	3.69	0.40	0.59
Bloomberg U.S. Aggregate Bond Index	(5.93)	(5.93)	(4.15)	1.69	2.14	2.21

Fixed Income Attributes
Portfolio Summary
Average Maturity	7.2 years
Average Effective Maturity	7.3 years
Average Duration	5.5 years
Average Effective Duration	4.8 years
Average Coupon	2.6%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	3.6
Less than 1 year	8.7
1 - 3 Years	14.5
3 - 5 Years	15.2
5 - 7 Years	23.0
7 - 10 Years	14.8
10 Years or more	20.2
Common Stocks	0.0
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	37.2
U.S. Government Agency Mortgage
Related Securities	1.2
AAA	7.4
AA	12.3
A	8.6
BBB	16.7
BB	9.1
B	2.0
CCC	1.3
Non-Rated	0.6
Common Stocks	0.0
Cash Equivalents	3.6
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	2.49%	2.09%
Institutional	2.59	2.12

All data as of 3/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2022 (and in the case of the Institutional Class, through 07/31/2023). If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expenses ratios are as of the Fund’s most recent Prospectus.

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

2022 Annual Report 17

HICKORY FUND
Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Investment Style: Mid-Cap Value

The Hickory Fund returned -13.15% in the first quarter of 2022, compared to -5.68% for the Russell Midcap Index. For the fiscal year ended March 31, 2022, the Fund returned -3.87% compared to +6.92% for the index.

Portfolio returns for the quarter and fiscal year were disappointing on both a relative and absolute basis. Entering January, the investment backdrop was already challenging. Accelerating inflation coupled with a hawkish turn at the Federal Reserve forced investors to recalibrate their expectations. The uncertainty was further compounded by the outbreak of war in Europe. Already elevated energy prices spiked as importers of Russian oil and natural gas looked for alternative suppliers, pouring more fuel on the inflation fire as supply chains not yet healed from the pandemic came under further stress. By quarter-end, the indexes had recouped some of their intra-quarter declines, suggesting some market participants believed risks had begun to abate.

In our opinion, however, the near-term (at least) investment landscape remains fluid.

Our investment philosophy is centered on identifying high-quality businesses that we believe are growing in value and purchasing their shares at what we estimate are discounted prices. This approach necessitates a long-term perspective, measured over multiple years. Despite our long-term focus, we acknowledge our quarterly results were unsatisfactory and weighed down the fiscal year. Yet, despite these declines, we remain optimistic about our portfolio holdings, and we believe the underlying businesses are healthier than recent stock price action may appear. As several of our holdings became more attractively priced in our estimation, we’ve stepped in to buy. Most notably, this includes our new Gartner position as well as additions to CoStar Group and Dolby. At the end of the quarter, our portfolio traded at an estimated price-to-value ratio in the high 70s, suggesting a healthier outlook for forward returns compared to the low-to-mid 90s at the start of the fiscal year. The drawdown of stock prices and our trim and add actions both played a role in the more favorable forward-looking price-to-value ratio.

Our largest holding, Liberty Broadband (26% shareholder of Charter Communications), was a considerable detractor in both the quarter and fiscal year. The pandemic accelerated adoption of Charter’s broadband service as Americans sheltered at home, but as the country reopens, customer additions have naturally slowed. At the same time, competitors have announced lofty, multi-year targets for competitive wireless broadband offerings and expansions of fiber-optic service. Nevertheless, we think Charter still has a strong hand, including a network that’s already in place and can be affordably upgraded to remain competitive with fiber and its own fast-growing mobile offering that is taking share from incumbents in their core wireless business. Another silver lining: share repurchases at these lower prices can also accelerate growth in Charter’s per-share value.

CarMax was also a two-time offender, proving to be a detractor in both the quarter and fiscal year. In the first year of the pandemic, shares more than doubled as supply chain disruptions limited the ability of automakers to deliver new vehicles to the market, pushing prospective buyers into the secondary market and sending the prices of used vehicles soaring. As we close the second year of the pandemic, demand for used vehicles remains high, but dealers’ inventories remain tight. And as inflation’s reach has broadened (importantly to include gasoline), investors are concerned with consumers’ ability to pay ever-higher prices for used vehicles. In the short term, unit volumes may be volatile, but it’s important to note that CarMax’s business model of targeting a consistent level of cash profit per vehicle sold helps insulate earnings from a decline in prices. Looking longer term, we remain optimistic that CarMax’s investments in its omnichannel (in-store, online or hybrid) buying experience, combined with national scale, positions them for success in the future. The remaining top-five detractors for the quarter were Axalta, LKQ and Black Knight, while Liberty Latin America, Qurate Retail and MarketAxess finish off the fiscal year’s top-five detractors.

Markel was the lone standout performer for the quarter. Insurers typically benefit from a strong economy, as pricing tends to improve and the volume of risk to be insured grows. We also expect higher interest rates to translate into higher investment income as insurers recycle premium “float” into higher-yielding securities. The Fund’s new position in Gartner also provided a modest lift. Gartner is a leading provider of subscription-based research services to IT and business professionals (i.e., C-suite executives). Gartner’s business model is enviable: expert analysts create research reports that are then syndicated to subscribing clients. Analysts are also made available to clients for consultations. This one-to-many model allows clients to gain access to what otherwise may be cost-prohibitive research and critical business intelligence. Meanwhile, Gartner can invest back into additional research capabilities and still earn a very healthy margin.

AutoZone was the Fund’s top fiscal year contributor. The market forces of higher prices and scarce supply of new or used vehicles led owners to invest more in the maintenance of their vehicles. LKQ’s recycled auto parts business similarly benefited, making it a contributor for the fiscal year. Markel’s strong quarter propelled it to be the second-greatest contributor for the fiscal year, while telecom services firm LICT and aggregates supplier Martin Marietta round out the top contributors.

18 2022 Annual Report

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(4/1/93)	Expense	Expense
WEHIX	(13.15)%	(13.15)%	(3.87)%	8.87%	6.16%	7.27%	6.18%	9.21%	1.09%	1.14%
Russell MidCap Index	(5.68)	(5.68)	6.92	14.88	12.61	12.85	10.32	11.18

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp.	7.9
LICT Corp.	5.7
Liberty Media Corp-Liberty SiriusXM	5.5
CoStar Group, Inc.	5.2
Markel Corp.	4.8
Laboratory Corp. of America Holdings	4.4
CarMax, Inc.	4.3
Liberty Global PLC	4.0
HEICO Corp.	3.4
LKQ Corp.	3.4
48.6

Top Stock Performers
		Average
	Return	Weight	Contribution
Markel Corp.	19.7%	4.6%	0.80%
Gartner, Inc.	5.4	1.1	0.10
Liberty Media Corp-Liberty Braves - Class
A & C	(0.6)	1.5	0.03

Industry Breakdown
% of Net Assets
Communication Services	27.4
Industrials	16.6
Materials	12.5
Information Technology	12.5
Consumer Discretionary	10.7
Financials	10.7
Health Care	4.4
Non-Convertible Preferred Stocks	1.6
Warrants	0.0
Cash Equivalents/Other	3.6
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Liberty Broadband Corp. - Class A & C	(16.5)%	8.2%	(1.36)%
CarMax, Inc.	(25.9)	4.5	(1.21)
Axalta Coating Systems Ltd.	(25.8)	3.5	(1.06)
LKQ Corp.	(24.2)	3.4	(0.84)
Black Knight, Inc.	(30.0)	2.2	(0.74)

All data as of 3/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2022. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): RIMES

2022 Annual Report 19

NEBRASKA TAX-FREE INCOME FUND
Portfolio Manager: Tom Carney, CFA
Investment Style: Municipal-State Bond

The Nebraska Tax-Free Income Fund returned -3.95% in the first quarter compared to a -5.10% return for the Bloomberg 5-Year Municipal Bond Index. For the fiscal year ended March 31, 2022, the Fund’s total return was -3.08% compared to a -4.48% return for the index. Negative absolute results (unrealized mark-to-market declines) are never pleasant to report despite the solid relative results. While the past quarter’s unrealized decline/ markdown was undesirable, we believe it has set the stage for more favorable forward returns. The Fund’s increased yield-to-worst (YTW) highlights the improved forward potential, with YTW increasing from 0.8% at year-end to 2.0% as of March 31, 2022. As a reminder, YTW has historically been a reasonable predictor of forward returns.

Overview

Inflationary pressures, which have been building for the past 12 months, showed no signs of abating in the first quarter. These pressures precipitated a large upward move in interest rates during the first quarter, particularly in short-term rates. For example, the Consumer Price Index (CPI) release in February showed prices increasing at an annualized reading of 7.5%. This resulted in an historic move upward in the 2-year Treasury rate, marking the biggest “shock” since October 1979, as measured by standard deviation of daily moves. The shock in 1979 happened to occur when then Fed Chairman Paul Volcker announced to the world a new policy framework to combat the inflation of the 1970s/early 1980s. Today’s board members at the Federal Reserve, which controls short-term interest rates by means of the Federal Funds Rate, had long dubbed the current inflation environment as “transitory” (not permanent). However, those same members now appear resolved to adjust monetary policy by raising short-term interest rates (possibly at each Fed meeting in 2022) and by slowly shrinking the Fed’s sizable balance sheet of approximately $9 trillion.

The fixed-income markets reacted to the policy shift by re-pricing the yield curve in anticipation of a meaningful Fed tightening cycle. The yield on the 2-year Treasury ended the quarter at 2.3%, up more than 3X from year-end. Since the Great Financial Crisis (GFC) of 2008/2009, the 2-year Treasury has rarely ended a quarter above 2% (only 5 other observances) and has averaged less than 1% since the Fed embarked on its first iteration of zero-interest policy (ZIRP).

The dramatic increases in U.S. Treasury bond yields pulled prices for most other fixed income asset classes lower in the first quarter, including municipal bonds. In addition, municipal bonds meaningfully underperformed Treasuries as yield ratios of municipal bonds relative to comparable U.S. Treasuries moved dramatically higher. This Municipal/Treasury ratio (M/T ratio), which is now below its 10-year average, measures the relative attractiveness of tax-free municipal bonds; all else equal, the higher the ratio, the more appealing municipal bonds become, given their tax-advantaged status. For example, the ratio of the 5-year AAA-rated municipal bond to the 5-year Treasury increased from 46% on December 31, 2021, to 81% on March 31, 2022.

Historically Challenging First Quarter

Treasury bond price declines and poor relative performance of the municipal bond market resulted in the lowest first quarter returns for the municipal bond market since 1980 and ranks among the four worst overall quarters in the same timeframe. Typically, first quarters have been favorable for municipal bond performance, driven primarily by a positive supply-demand dynamic that is particularly felt in January and February, helped by heavy redemptions and relatively low supply; and net issuance tends to be negative early on in most years. As a result, first-quarter returns tend to be positive and have been negative less than 20% of the time, as illustrated in the charts below.

20 2022 Annual Report

Potentially Brighter Outlook
Borrowing the phrase “it’s always darkest before the dawn,” and certainly realizing history is a very imperfect guide – after a negative first quarter, performance for municipal bonds has tended to be positive for the remainder of a year.

*Represents total returns for the three quarters following a negative performance in 1Q.

Source: Bloomberg Fixed Income Indices.

Data time range: 1/1/1980- 3/31/2022

 Top Quarterly Contributors

• No segment generated positive results in the quarter.

Top Quarterly Detractors – every segment detracted from results in the quarter. Notable examples include:

 • School district general obligation bonds issued by Sarpy County; Bellevue, Nebraska, Public Schools; Papillion-La Vista, Nebraska, School District; and Wayne County, Nebraska, School District.

• Tax supported lease revenue bonds issued by Omaha, Nebraska; Public Facilities Corporation; and Gretna, Nebraska, certificates of participation.

• Higher education revenue bonds issued by Nebraska State College Facilities Corporation, and University of Nebraska Facilities Corporation (Health Center and College of Nursing Projects).

• Combined utility revenue bonds issued by Municipal Energy Agency of Nebraska, and Columbus Combined Revenue.

• General revenue bonds issued by Boys Town Village.

• Electricity and public power revenue bonds issued by Nebraska Public Power District and Public Power Generation Agency, Nebraska, Whelan Energy Center.

 Fiscal Year Performance
 For the fiscal year, nearly all segments contributed to negative Fund results. Largest declining segments included school district, tax supported lease revenue, higher education, general revenue, and electricity and public power bonds. Two segments contributed positively to fiscal year results – certain government and ad valorem lease revenue bonds.

 Portfolio Metrics
Turning to portfolio metrics, the average effective duration of the Fund was unchanged in the quarter at 3.6 years on March 31, 2022. Average effective maturity was also unchanged at 3.6 years on March 31. Overall asset quality remains high, with approximately 92% rated A or better by one or more of the nationally recognized statistical rating organizations.

See the following page for additional details regarding the breakdown of our holdings. Our investments are broad, and they are all backed by a consistent philosophy: we strive to own only those investments we believe compensate us for the incremental credit risk. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe offer attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

2022 Annual Report 21

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(10/01/85)	Expense	Expense
WNTFX	(3.95)%	(3.95)%	(3.08)%	0.68%	1.08%	1.05%	2.56%	4.19%	0.45%	0.98%
Bloomberg 5-Year Municipal Bond Index	(5.10)	(5.10)	(4.48)	0.85	1.51	1.78	3.32	NA

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
	1.58%	0.31%

Fixed Income Attributes
Portfolio Summary
Average Maturity	6.2 years
Average Effective Maturity	3.6 years
Average Duration	3.2 years
Average Effective Duration	3.6 years
Average Coupon	3.6%

State Breakdown
% of Net Assets
Nebraska	87.0
Texas	2.8
New Mexico	1.2
Washington	1.0
California	0.7
Florida	0.6
Utah	0.4
Colorado	0.3
Arizona	0.3
Cash Equivalents/Other	5.7
100.0

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	4.8
Less than 1 Year	24.3
1 -3 Years	15.6
3 - 5 Years	31.3
5 - 7 Years	8.0
7 - 10 Years	13.5
10 Years or more	2.5
100.0

Credit Quality
Underlying Securities	% of Portfolio
AAA	6.1
AA	65.9
A	19.8
BBB	0.8
Non-Rated	2.6
Cash Equivalents	4.8
100.0

Sector Breakdown
% of Net Assets
Power	14.2
Hospital	9.2
General	7.3
Lease	8.8
Water/Sewer	5.9
Certificates of Participation	4.8
Higher Education	4.3
Airport/Transportation	3.0
Housing	1.9
Revenue	59.4
School District	13.4
City/Subdivision	5.2
County	8.3
State/Commonwealth	0.6
General Obligation	27.5
Escrow/Pre-Refunded	7.4
Cash Equivalents/Other	5.7
100.0

All data as of 3/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2022. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Income from municipal securities is generally free from federal taxes and state taxes for residents of the issuing state. While the interest income is tax-free, capital gains, if any, will be subject to taxes. Income for some investors may be subject to the federal Alternative Minimum Tax (AMT).

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

22 2022 Annual Report

PARTNERS III OPPORTUNITY FUND
Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Investment Style: Multi-Cap Alternative

The Partners III Opportunity Fund’s Institutional Class returned -5.09% in the first quarter of 2022 compared with -4.60% for the S&P 500 and -5.28% for the Russell 3000. For the fiscal year ended March 31, 2022, the Fund returned -0.53% compared to +15.65% for the S&P 500 and +11.92% for the Russell 3000.

The year began with a cloudy investment outlook that only grew more tumultuous during the first quarter. The Omicron wave of Covid-19 cases peaked in early January, but global supply chains are far from healthy. By the end of 2021, supply shortages combined with sustained, massive monetary and fiscal stimulus had already stoked the flames of inflation. Anticipating a hawkish shift at the Federal Reserve, investors began the year repricing assets for a higher interest rate environment. The outbreak of war in Ukraine brought senseless death and destruction, injecting further disruption to global markets. Energy prices surged further as importers of Russian oil and natural gas sought alternative supply. Market conditions remain dynamic, and although markets have recovered a portion of their intra-quarter drawdown, we anticipate further volatility ahead.

Fund performance in the quarter was broadly in line with the indexes. For the fiscal year, portfolio prices in aggregate treaded water while the broader indexes moved higher. This stock price performance is disappointing on a relative basis, but we are encouraged by the progress of the underlying businesses we own. When our business value estimates grow despite stagnant stock prices, we believe the outlook for future performance improves. Today, our long equity portfolio is trading at an estimated price-to-value ratio in the low 80s, down from the low 90s a year ago. Of course, returns don’t come on a fixed schedule, but due to price drawdowns and our trims and adds to stocks, the portfolio is more attractively priced than a year ago.

The quarter’s standout performers were a pair of insurers, Berkshire Hathaway (our largest holding) and Markel. Insurers typically benefit from a strong economy, as pricing tends to improve and the volume of risk to be insured grows. We also expect higher interest rates to translate into higher investment income as insurers recycle premium “float” into higher-yielding securities. Both Berkshire and Markel possess terrific management and top marks as opportunistic capital allocators. Shares of Charles Schwab and Visa produced modestly positive returns, effectively winning by not losing. Amazon.com’s stock was down modestly in the quarter, but opportunistic purchases helped the position contribute positively to the Fund. Berkshire and Markel were also at the top of the tables for the fiscal year. Joining them were Google parent Alphabet, Aon and Charles Schwab. All three returned roughly 30% in the first nine months of the fiscal year and outperformed in the first quarter (also mostly by not losing).

A trio of companies (Facebook parent Meta Platforms, CoreCard, and CarMax) appear in our top detractor tables for the quarter and fiscal year. Changes to Apple’s mobile operating system have temporarily impacted growth of Meta’s advertising business just as the company’s investments in Instagram’s “Reels” feature ramp ahead of full monetization. (Shareholders can read research analyst Jon Baker’s in-depth discussion of current events impacting Meta and reasons why we’re optimistic about the company in our recent Analyst Corner feature on our website.) CoreCard (formerly Intelligent Systems) struggled early in the fiscal year to hire and train staff to handle growth from new and existing clients. Lately, Apple-related headlines also took a bite out of CoreCard shares, as reports suggest Apple is exploring a transition of its credit card and other financial services to internally built solutions. Such a move would create revenue headwinds for its partners, which CoreCard is widely believed to be. We are monitoring these developments and stress-testing our model accordingly. Shares of CarMax have declined as tight used car supply and the increasingly negative impact of inflation may dent the used car dealer’s volumes in the near term. Looking longer-term, however, we remain optimistic that CarMax’s investments in its omnichannel (in-store, online or hybrid) buying experience, combined with national scale, positions them for success in the future. Liberty Broadband and Liberty SiriusXM round out the list of quarterly detractors, while Fidelity National Information Services (FIS) and Dun & Bradstreet complete the fiscal year table of detractors.

Our index short positions against ETFs tracking market indexes provided helpful ballast during the first quarter drawdown but were otherwise detractors for the fiscal year. During the quarter, we covered roughly 20% of our S&P 500 short and 50% of our Nasdaq 100 short at progressively lower prices. Among our long equities, we added materially to high-conviction holdings Amazon.com, CoStar Group, CarMax and Meta Platforms while trimming Berkshire, Markel, Charles Schwab and all our remaining shares of Aon on strength. We also sold nearly half of our remaining, modest holdings of Qurate common equity, but we retain a more material exposure to Qurate’s 8% preferred shares. As of quarter-end, our effective long exposure stood at 95% and effective short exposure at 15%, resulting in an effective net long of 80% of net assets (as compared to 98% gross long, 22% gross short and 76% net long as of December 31, 2021).

2022 Annual Report 23

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPOIX - Investor Class	(5.18)%	(5.18)%	(1.02)%	8.86%	7.69%	7.94%	7.85%	11.85%	1.88%	1.88%
WPOPX - Institutional Class	(5.09)	(5.09)	(0.53)	9.48	8.29	8.43	8.10	11.98	1.43	1.43
S&P 500 Index	(4.60)	(4.60)	15.65	18.92	15.99	14.63	9.25	11.56
Russell 3000 Index	(5.28)	(5.28)	11.92	18.24	15.40	14.28	9.37	11.30

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	11.7
Alphabet, Inc.	7.3
Markel Corp.	6.4
Liberty Media Corp-Liberty SiriusXM	6.4
Visa, Inc.	5.6
Meta Platforms, Inc.	5.5
Liberty Broadband Corp.	5.1
Mastercard, Inc.	5.0
Fidelity National Information Services, Inc.	4.5
Amazon.com, Inc.	4.5
62.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Berkshire Hathaway, Inc. – Class B	18.0%	10.8%	1.84%
Markel Corp.	19.5	6.6	1.32
SPDR S&P 500 ETF Trust	(5.4)	(13.5)	0.98
Invesco QQQ Trust	(9.1)	(4.5)	0.75
The Charles Schwab Corp.	0.2	3.1	0.15

Industry Breakdown
% of Net Assets
Communication Services	28.8
Information Technology	22.7
Financials	20.9
Consumer Discretionary	8.3
Industrials	6.5
Materials	3.2
Health Care	1.8
Non-Convertible Preferred Stocks	3.0
Warrants	0.0
Securities Sold Short	(15.1)
Short Proceeds/Other	19.9
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Meta Platforms, Inc. - Class A	(34.4)%	5.2%	(1.92)%
CoreCard Corp.	(29.4)	3.6	(1.17)
Liberty Broadband Corp. – Class A & C	(16.8)	5.5	(0.99)
CarMax, Inc.	(25.7)	3.1	(0.82)
Liberty Media Corp-Liberty SiriusXM- Class
A & C	(10.1)	6.6	(0.76)

All data as of 3/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): RIMES

24 2022 Annual Report

PARTNERS VALUE FUND
Portfolio Managers: Wally Weitz, CFA, Brad Hinton, CFA & Drew Weitz
Investment Style: Multi-Cap Value

The Partners Value Fund’s Institutional Class returned -8.68% for the first quarter compared to -4.60% for the S&P 500 and -5.28% for the Russell 3000. For the fiscal year ended March 31, 2022, the Fund’s Institutional Class returned +4.35% compared to +15.65% for the S&P 500 and +11.92% for the Russell 3000.

It was a challenging and disappointing start to the year for the Fund. The crosswinds we discussed in recent quarters gathered intensity, to put it mildly. Investors are facing a ground war in Europe, broad-based and persistent inflation, a prominent shift in domestic monetary policy from easing to tightening, continued dysfunctional fiscal policy debates in Washington, and so on. Uncertainty is high. Given this set of conditions, the stock market has been reasonably resilient.

Businesses are generally reporting solid financial results, at least so far, and they are adapting fluidly to rapidly evolving conditions. Our company value estimates are mostly steady or increasing, with a few notable exceptions. Their stock prices are another story. Seventeen of the Fund’s positions endured double-digit price declines in the quarter. While Meta Platforms – formerly Facebook – was the highest-profile detractor, most of the markdowns were concentrated in our mid-cap holdings.

When we combine lower stock prices with stable-to-higher business values, the outlook for future returns brightens. Of course, we need to be right about our value estimates, and macro risks to earnings are elevated, to be sure. Still, our team estimates that the portfolio trades at a price-to-value in the low 80s, which provides a healthy cushion against near-term forecasting errors. As valuation-sensitive investors, we like our hand.

Berkshire Hathaway, Markel, Aon plc, Charles Schwab, and Visa were the Fund’s largest quarterly contributors. These financial stocks served as life rafts in otherwise choppy market waters. Meta Platforms, CarMax, Liberty Broadband, Axalta Coating Systems, and LKQ were the Fund’s largest quarterly detractors. But the bigger story is the long tail of detractors that further impacted quarterly results. In insurance parlance, frequency was as relevant as severity. The silver lining is that we think these declines will prove to be temporary rather than permanent.

The Fund’s financial stocks delivered exceptional fiscal year gains. Berkshire Hathaway, Aon plc, Charles Schwab, and Markel joined familiar face Alphabet as top contributors. Each posted robust returns on hefty position sizes, driving strong “slugging percentages” for the portfolio. We trimmed our Schwab and Aon holdings as their stocks traded near our value estimates. This activity reflected our valuation discipline, which is to, as the old saying goes, methodically “sell the dear and buy the cheap” to improve the Fund’s return potential.

CarMax, Meta Platforms, Liberty Latin America, CoStar Group, and MarketAxess Holdings were the Fund’s largest fiscal-year detractors. CarMax, Meta, and CoStar are among our highest conviction positions, and we added to each during the quarter at attractive prices. Liberty Latin America has a “whippy” (frequently changing direction) stock that is often more volatile than the revenues and margins of the underlying business. And while our value estimate for MarketAxess declined considerably, our thesis and the company’s critical role in electronic bond trading for the next decade remain intact.

We added a new position in Gartner as tech-adjacent stocks continued their fall from grace during the quarter. Gartner is the leading provider of subscription-based research services to IT and business professionals (think C-suite executives, among others). The company has an attractive “create once, sell many times” business model that should sound familiar to long-time Fund investors. While Gartner does not scream “cheap” on current earnings, we are drawn to the company’s durability, business momentum, and extended glide path of capital-light, double-digit revenue, and cash flow growth potential.

We believe that investing in businesses of all sizes, using our Quality at a Discount framework, is an enduring advantage of a multi-cap strategy. Recent mid-cap additions such as Gartner, AutoZone, Dun & Bradstreet, First Republic Bank, HEICO, IDEX, and MarketAxess align with our collective vision for a successful “go anywhere” equity portfolio. If 2022’s early volatility continues, we think active managers with a broad mandate will have even more opportunities to add value and earn their keep.

Valuation remains our North Star, and we think our stocks are reasonably priced. Business value growth has been solid and generally encouraging. As mentioned, our current estimate is that the portfolio trades at a price-to-value in the mid-80s – a level that suggests ample long-term return potential from both our mid-and large-cap holdings.

2022 Annual Report 25

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPVLX - Investor Class	(8.71)%	(8.71)%	4.13%	11.95%	8.44%	8.77%	6.56%	11.49%	1.07%	1.07%
WPVIX - Institutional Class	(8.68)	(8.68)	4.35	12.19	8.69	8.96	6.65	11.54	0.89	0.89
S&P 500 Index	(4.60)	(4.60)	15.65	18.91	15.98	14.62	9.24	11.55
Russell 3000 Index	(5.28)	(5.28)	11.92	18.22	15.39	14.28	9.37	11.29

Top 10 Stock Holdings
% of Net Assets
Alphabet, Inc.	8.2
Berkshire Hathaway, Inc.	7.1
Liberty Media Corp-Liberty SiriusXM	5.1
CoStar Group, Inc.	4.4
Markel Corp.	4.3
Liberty Broadband Corp.	4.3
Visa, Inc.	4.1
Liberty Global PLC	3.8
Mastercard, Inc.	3.6
Aon plc	3.3
48.2

Top Stock Performers
		Average
	Return	Weight	Contribution
Berkshire Hathaway, Inc. – Class B	18.0%	6.4%	1.06%
Markel Corp.	19.5	3.7	0.74
Aon plc – Class A	8.4	3.6	0.31
The Charles Schwab Corp.	0.2	3.2	0.17
Visa, Inc. – Class A & C	2.5	4.0	0.11

Industry Breakdown
% of Net Assets
Communication Services	27.0
Financials	21.4
Information Technology	17.8
Industrials	10.8
Materials	8.5
Consumer Discretionary	7.9
Health Care	3.1
Cash Equivalents/Other	3.5
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Meta Platforms, Inc. – Class A	(34.2)%	3.1%	(1.19)%
CarMax, Inc.	(25.9)	3.4	(0.94)
Axalta Coating Systems Ltd.	(25.8)	2.6	(0.81)
LKQ Corp.	(24.0)	2.9	(0.80)
Liberty Broadband Corp. - Class A & C	(17.1)	5.3	(0.60)

All data as of 3/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2022. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus. .

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): RIMES

26 2022 Annual Report

SHORT DURATION INCOME FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Short-Term Bond

The Short Duration Income Fund’s Institutional Class returned -1.77% in the first quarter compared to a 2.50% return for the Bloomberg U.S. Aggregate 1-3 Year Index. For the fiscal year ended March 31, 2022, the Fund’s Institutional Class returned -1.41% compared to a -2.91% return for the index. Negative absolute results (unrealized mark-to-market declines) are never pleasant to report, despite the solid relative results. Longer-term results (3-, 5-, and 10-year) continue to outpace the index.

Inflationary pressures, which have been building for the past 12 months, showed no signs of abating in the first quarter. These pressures precipitated a large upward move in interest rates during the first quarter, particularly in short-term rates. For example, the Consumer Price Index (CPI) release in February showed prices increasing at an annualized reading of 7.5%. This resulted in an historic move upward in the 2-year Treasury rate, marking the biggest “shock” since October 1979, as measured by standard deviation of daily moves. The shock in 1979 happened to occur when then Fed Chairman Paul Volcker announced to the world a new policy framework to combat the inflation of the 1970s/early 1980s. Today’s board members at the Federal Reserve, which controls short-term interest rates by means of the Federal Funds Rate, had long dubbed the current inflation environment as “transitory” (not permanent). However, those same members now appear resolved to adjust monetary policy by raising short-term interest rates (possibly at each Fed meeting in 2022) and by slowly shrinking the Fed’s sizable balance sheet of approximately $9 trillion.

The fixed-income markets reacted to the policy shift by re-pricing the yield curve in anticipation of a meaningful Fed tightening cycle. The yield on the 2-year Treasury, a reasonable benchmark rate for the investment environment of our Short Duration Income Fund, ended the quarter at 2.3%, more than triple where it was at year-end. Since the Great Financial Crisis (GFC) of 2008/2009, the 2-year Treasury has rarely ended a quarter above 2% (only five other observances) and has averaged less than 1% since the Fed embarked on its first iteration of zero interest-rate policy (ZIRP).

As mentioned in the opening paragraph, while this quarter’s unrealized decline/markdown has been unpleasant, it has set the stage for more favorable forward returns. An example of that can be seen in the chart below which provides a quarter-end view of the yield curve for the U.S. investment grade corporate bond market as compared to year-end 2021. The chart also shows a 5-year and post-GFC median.

The far-left portion of the chart reflecting the 1–3-year segment highlights the improved forward return prospects that are squarely within the purview of our Short Duration Income Fund. By design, the Fund has a distinct feature of having about a quarter of its holdings paydown or mature in any given year. This allows us to reinvest proceeds into today’s improved forward-return environment. Part of this improvement (outside of the quarter’s unrealized mark-to-market declines) can be seen in the Fund’s improved yield-to-worst (YTW) metric. As a reminder, YTW has historically been a reasonable predictor of forward returns. The Fund’s YTW increased from 1.44% at year-end to 2.72% on March 31, 2022 – comparing favorably to the index’s YTW of 2.40% as of March 31.

Portfolio Positioning

The table below shows the change in allocation to various sectors, from the prior quarter and from the prior year. This summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

			Qtr Over		Yr Over
			Qtr		Yr
Sector (% Net Assets)	3/31/2022	12/31/2021	Change	3/31/2021	Change
Corporate Bonds	12.6	15.4	-2.8	16.1	-3.5
Corporate Convertible Bonds	2.5	2.6	-0.1	2.8	-0.3
Asset-Backed Securities (ABS)	32.8	33.1	-0.3	34.9	-2.1
Corporate Collateralized
Loan Obligations (CLO)*	11.4	11.7	-0.3	7.0	4.4
Commercial Mortgage-
Backed Securities (CMBS)	12.5	11.4	1.1	7.7	4.8
Agency Mortgage-Backed
(MBS)	5.2	6.1	-0.9	10.3	-5.1
Non-Agency Mortgage-
Backed (RMBS)	7.3	7.2	0.1	6.7	0.6
Taxable Municipal Bonds	0.0	0.0	0.0	0.1	-0.1
U.S. Treasury	23.2	20.4	2.8	17.6	5.6
Common Stocks	0.0	0.0	0.0	0.6	-0.6
Cash & Equivalents	3.9	3.8	0.1	3.2	0.7
Total	100.0	100.0		100.0
High Yield**	4.8	5.2	-0.4	6.3	-1.5

Effective duration (years)	1.6	1.6	0.0	1.3	0.3
Effective maturity (years)	3.1	2.8	0.3	2.2	0.9

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**High-Yield exposure (as of 03/31/2022) consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.

Investment activity remained strong in the first quarter as we sourced approximately $120 million of new investments for the Fund. This helped offset the typical (and by-design) feature of monthly/quarterly paydowns and maturities of securities (approximately $80 million in the first quarter). As mentioned, about a quarter of the Fund’s holdings paydown or mature in any given year allowing us to frequently reinvest investor capital into areas of the fixed-income market that we believe provide the best current relative value opportunities. While this continuous reinvestment has been an occasional headwind as rates have fallen to near-historic lows in recent years, we believe it will provide return upside when interest rates, particularly short-term rates, move higher as has been the case so far in 2022.

Noteworthy additions in the first quarter included:

2022 Annual Report 27

•	Asset-backed securities (ABS) issued by Westlake, Santander Drive, and First Investors backed by automobile receivables. Like most of our other ABS investments, these first-quarter investments are short average-life (less than 1.5 years), senior-most (first to be repaid and last to receive any possible future loss) securities from recent securitizations, or (like Santander) highly seasoned investments where underlying credit performance has been strong and credit enhancement has materially improved. We had refrained from investing in most auto ABS in 2021 as we believed both base rates and credit spreads were too low to participate. Those decisions proved out in the first quarter of 2022 as nominal returns improved materially from rising base rates and credit spreads. We also participated in the senior-most securities of unsecured consumer loans issued by Freedom Financial Network and Marlette Funding.
•	Middle-market collateralized loan obligations (CLOs) issued by Ivy Hill.
•	Commercial real estate CLOs (CRE CLOs) issued by Starwood Property Trust, Loancore Capital, and KKR Real Estate Finance.

In terms of overall portfolio metrics, from December 31, 2021, to March 31, 2022, average effective maturity increased from 2.8 to 3.1 years, and average effective duration stayed steady at 1.6 years. These measures provide a guide to the Fund’s interest rate sensitivity. A higher average effective maturity and longer average effective duration increase the Fund’s price sensitivity to changes in interest rates (either up or down). Another portfolio attribute to re-highlight is the Fund’s investments in floating-rate securities (mainly middle-market CLOs and CRE CLOs). As of March 31, 2022, more than 23% of Fund assets are represented by floating-rate securities. We don’t invest based on any wager that the Fed will raise short-term interest rates – as each investment is vetted based on its individual merits (relative risk/ reward) and the expected future nominal return contributions each can make to the Fund. However, we believe the Fund’s exposure to floating rate investments will provide coupon income upside now that the Fed has decided to move away from its zero interest-rate policy (ZIRP) and has begun to raise (potentially meaningfully) short-term interest rates.

Top Quarterly Detractors

•	Nearly every segment detracted from results in the first quarter; short-term interest rates were the epicenter of repricing (higher) as investors grappled with the implications of the Federal Reserve’s response to inflationary pressures in the economy. U.S. Treasury; agency and nonagency residential mortgage-backed securities (RMBS); and a broad segment of asset-backed securities (ABS) were the main detractors from Fund performance in the quarter.

Top Quarterly Contributors

•	Contributors in the quarter, while modest, were concentrated in the Fund’s floating rate segments (middle market and commercial real estate collateralized loan obligations). We would expect this segment (as mentioned) to provide income upside as the underlying floating rate loans are reset (typically quarterly) higher due to the Fed’s likely actions to continue raising short-term interest rates.

Fiscal Year Results

Fiscal year results were negatively impacted by the Fund’s U.S. Treasury; agency and non-agency residential mortgage-backed securities (RMBS); asset-backed securities (ABS); and select corporate bond investments (e.g., FS KKR and Ares Capital). Noteworthy positive contributors included the Fund’s floating rate segments (middle market and commercial real estate collateralized loan obligations) and select corporate bond investments (e.g., Redwood Trust, EPR Properties, Starwood Property Trust, and iStar Inc.).

Fund Strategy

Our approach consists primarily of investing in a diversified portfolio of high-quality bonds while maintaining an overall portfolio average effective duration of 1.0 to 3.5 years. We may invest up to 15% in fixed-income securities that are not considered investment-grade (such as high-yield and convertible bonds as well as preferred and convertible preferred stock), and we do so when we perceive the risk/reward characteristics to be favorable.

We do not, and will not, try to mimic any index as we construct our portfolio. We believe our flexible mandate is a differentiator that allows us to navigate any environment – particularly today’s environment of challenging returns. We utilize a bottom-up, research-driven approach and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent on, but often benefits from, the due diligence efforts our equity teammates conduct on companies and industries.

Overall, we strive to be adequately compensated for the risks assumed while seeking to maximize investment (or reinvestment) income and avoid making interest-rate bets, particularly ones that depend on interest rates going down.

Maintaining a diversified portfolio and liquidity reserves is a key element of our risk management approach. We believe this approach has served clients well, particularly in extreme market environments like the pandemic brought upon us last March.

Our goals remain the same. Namely (a) preserve capital, (b) maintain a strong liquidity position, (c) understand evolving risks and opportunities, (d) conduct consistent/thorough credit surveillance, and (e) selectively take advantage of favorable risk/ reward opportunities. We remain ready to take advantage of any further valuation disparities that may develop and hope to continue to earn your trust.

28 2022 Annual Report

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(12/23/88)	Expense	Expense
WSHNX - Investor Class	(1.77)%	(1.77)%	(1.46)%	1.65%	1.66%	1.65%	3.12%	4.68%	0.55%	0.88%
WEFIX - Institutional Class	(1.77)	(1.77)	(1.41)	1.73	1.80	1.83	3.22	4.74	0.48	0.62
Bloomberg U.S. Aggregate 1-3 Year Index	(2.50)	(2.50)	(2.91)	0.92	1.21	1.08	2.39	N/A

Fixed Income Attributes
Portfolio Summary
Average Maturity	3.1 years
Average Effective Maturity	3.1 years
Average Duration	2.2 years
Average Effective Duration	1.6 years
Average Coupon	2.1%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	3.6
Less than 1 year	26.2
1 - 3 Years	33.8
3 - 5 Years	20.0
5 - 7 Years	9.8
7 - 10 Years	1.0
10 Years or more	5.6
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	23.3
U.S. Government Agency Mortgage
Related Securities	5.2
AAA	36.3
AA	7.4
A	6.7
BBB	12.6
BB	1.8
B	0.2
CCC	0.4
Non-Rated	2.5
Cash Equivalents	3.6
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	1.70%	1.49%
Institutional	1.77	1.76

All data as of 03/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2022. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

2022 Annual Report 29

ULTRA SHORT GOVERNMENT FUND

Portfolio Managers: Tom Carney, CFA & Nolan Anderson Investment Style: Ultra-Short-Term Bond

The Ultra Short Government Fund returned +0.02% in the first quarter compared to a -0.09% return for the ICE BofAML US 6-Month Treasury Bill Index (6-Month Treasury). For the fiscal year ended March 31, 2022, the Fund returned +0.01% compared to a -0.05% return for the index.

 Overview
The Federal Reserve raised short-term interest rates for the first time in over three years in the first quarter of 2022 and telegraphed more increases to the Fed Funds rate this year. By raising short-term interest rates in March, the Fed ended the two-year long (and second installment of) the monetary policy often dubbed ZIRP (zero interest-rate policy). Long suffering “savers” (e.g., bank savings accounts, CDs, and investors in ultra-short investments like this Fund) who have had to endure many years of ZIRP since its inception post the Great Financial Crisis of 2008/2009 will not shed a tear as short-term interest rates move off the zero bound. Many investors would arguably be pleased to see the ZIRP acronym relegated to the dustbin of history. Whether ZIRP becomes a topic for history books or is revisited sometime in the future, short-term investors will cheer the likely improved returns in 2022.

 The Federal Reserve’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to affect all investments within our opportunity set. As a result, our yield and return will invariably follow the path dictated by the Federal Reserve’s monetary policy, as we frequently reinvest maturities with holdings that mature in a short period of time. As of March 31, 2022, 81.6% of our portfolio was invested in U.S. Treasury notes, 6.5% in investment-grade asset-backed securities, and 11.9% in cash and cash equivalents. The average effective duration declined to 0.2 years on March 31 from 0.3 years on December 31, 2021. The Fund’s 30-day yield increased approximately 17 basis points in the quarter to 0.24% as of March 31. Given that the Fed appears resolved to continue raising short-term interest rates (possibly at each of their 6 remaining meetings in 2022), the Fund’s 30-day yield will likely increase in the months and quarters to follow as we re-invest maturing investments at likely more favorable levels.

 Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the portfolio may be to changes in interest rates. All else being equal, a lower-duration bond portfolio is less sensitive to changes in interest rates than a bond portfolio with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds, while also taking less interest rate risk than a bond portfolio with a higher duration.

 The Fund’s principal investment strategies and objectives of providing current income, protecting principal and providing liquidity remain our primary goals. While the Fund’s current income will likely remain pressured (i.e. drift lower) by the current ultra-low nominal reinvestment environment, we believe we can continue to add value via security selection in the U.S. investment-grade debt segment. Protecting principal and providing liquidity will always come first, however, in managing the Fund on behalf of shareholders.

30 2022 Annual Report

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/91)	Expense	Expense
SAFEX	0.02%	0.02%	0.01%	0.91%	1.16%	0.61%	1.11%	2.22%	0.20%	0.59%
ICE BofA U.S. 6-Month Treasury Bill Index	(0.09)	(0.09)	(0.05)	0.98	1.27	0.78	1.51	2.74

Fixed Income Attributes
Portfolio Summary
Average Maturity	0.2 years
Average Effective Maturity	0.2 years
Average Duration	0.2 years
Average Effective Duration	0.2 years
Average Coupon	1.2%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	11.5
Less than 1 year	87.2
1 - 3 Years	1.3
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	82.0
AAA	4.5
AA	0.6
A	0.9
BBB	0.5
Cash Equivalents	11.5
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
	0.24%	(0.69)%

All data as of 3/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2022. If this arrangement had not been in place, the performance result would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

2022 Annual Report 31

VALUE FUND
Portfolio Manager: Brad Hinton, CFA
Investment Style: Large-Cap Value

The Value Fund’s Institutional Class returned -7.96% for the first quarter compared to -4.60% for the S&P 500 and -5.13% for the Russell 1000. For the fiscal year ended March 31, 2022, the Fund’s Institutional Class returned +8.80% compared to +15.65% for the S&P 500 and +13.27% for the Russell 1000.

The crosswinds we discussed in recent quarters gathered intensity, to put it mildly, in the first quarter of 2022. Investors are facing a ground war in Europe, broad-based and persistent inflation, a prominent shift in domestic monetary policy from easing to tightening, continued dysfunctional fiscal policy debates in Washington, and so on. Uncertainty is high. Given this set of conditions, the stock market has been reasonably resilient. Our companies are generally reporting solid financial results, at least so far, and they are adapting fluidly to rapidly evolving conditions.

Zooming out, the Fund enjoyed three exceptional years (09/2018 to 09/2021) of absolute and relative returns, which were followed by two sub-par quarters. Some of the recent shortfall has been due to sector allocation, as we owned no energy and had too much exposure to communication services. Some has been due to untimely security selection, as we owned a few pockets of the “wrong” stocks.

Quarterly trends come and go, and we’ll see how durable some of them prove to be. For example, the energy sector posted gains of nearly 50% since last fall, after several years of awful returns. Energy stocks are heavily influenced by commodity prices – the businesses often do not earn acceptable returns on capital through cycles – and we simply do not have a research edge in that area. We don’t lose sleep over missing out on those short-term windfalls.

Our steadfast focus is on business analysis and stock picking. Here the news has remained mostly favorable, with a few exceptions. Return gaps between winners and losers have been wide of late. We welcome the dispersion, which should play to the strengths of our Quality at a Discount investing approach. If we are right more often than we are wrong, and the good quarters outnumber the bad, higher differentiation should benefit Fund investors over time.

Berkshire Hathaway, Aon plc, Charles Schwab, and Visa were the Fund’s largest quarterly contributors. We trimmed positions in three of the four stocks near our value estimates. Meta Platforms, CarMax, Liberty Broadband, and CoStar Group were the Fund’s largest quarterly detractors. We bought more shares of each at wide discounts to our value estimates. Our trading behavior followed our price discipline, which rarely results in instant gratification. Instead, as the old saying goes, our methodical approach is to “sell the dear and buy the cheap” to help set the table for future returns.

The Fund’s financial stocks also delivered exceptional fiscal year gains, rewarding patience and discipline. Alphabet, Aon plc, Berkshire Hathaway, Charles Schwab, and Danaher were the largest fiscal year contributors. Each posted returns of more than 30% on hefty position sizes, driving strong “slugging percentages” for the portfolio. With a concentrated strategy, one key to long-term success is being right – over the long haul – on our largest positions.

Meta Platforms, formerly Facebook, did not meet this standard over the past 12 months. The severe drawdown in Meta’s stock was frustrating, and we could have managed position size more adeptly. Research analyst Jon Baker provided a fresh look at the company and our investment thesis in a recent Analyst Corner feature on our website. While the stock is likely to remain volatile, we think it is now priced to deliver what may be exceptional returns over time.

Other fiscal-year detractors included Fidelity National Information Services (FIS), CarMax, CoStar Group, and Liberty Broadband. FIS has been our most disappointing investment in the Covid era. Unlike Meta, the stock trades well below our average cost. The business itself has been relatively durable, but the stock certainly has not. While the core elements of our bullish thesis remain firmly intact, hindsight tells us that we could have waited for a better entry point. From today’s stock price, which is what matters now, we think the risk/reward balance is favorable. Likewise, we estimate that CarMax, CoStar Group, and Liberty Broadband are among the Fund’s most heavily discounted holdings, and we added to our positions in each.

As bank stocks rallied early in the first quarter, we sold the Fund’s JPMorgan Chase holdings at a substantial profit. We also added a new position in Gartner as tech-adjacent stocks continued their fall from grace. Gartner is the leading provider of subscription-based research services to IT and business professionals (think C-suite executives, among others). The company has an attractive “create once, sell many times” business model that should sound familiar to long-time Fund investors. While Gartner does not scream “cheap” on current earnings, we are drawn to the company’s durability, business momentum, and extended glide path of capital-light, double-digit revenue, and cash flow growth potential.

The portfolio is focused and well-aligned with our vision for successful large-cap investing. We have concentrated ownership stakes in 27 companies, with the top ten representing 47% of the portfolio. Each position is significant enough to matter, yet none can individually make or break our results. Our current estimate is that the portfolio trades at a price-to-value in the mid-80s. We believe that more core holdings now have a chance for healthy gains over a multi-year period. Others are priced for adequate return potential primarily from expected growth in per-share business value.

32 2022 Annual Report

Returns

						Annualized
								Since Fund
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(5/9/86)	Expense	Expense
WVALX - Investor Class	(8.00)%	(8.00)%	8.63%	17.13%	13.86%	11.56%	7.35%	10.69%	1.04%	1.04%
WVAIX - Institutional Class	(7.96)	(7.96)	8.80	17.35	14.10	11.74	7.44	10.74	0.88	0.88
S&P 500 Index	(4.60)	(4.60)	15.65	18.91	15.98	14.62	9.24	10.98
Russell 1000 Index	(5.13)	(5.13)	13.27	18.69	15.81	14.52	9.41	10.96

Top 10 Stock Holdings
% of Net Assets
Alphabet, Inc.	8.0
Berkshire Hathaway, Inc.	4.6
Liberty Broadband Corp.	4.6
CoStar Group, Inc.	4.5
Thermo Fisher Scientific, Inc.	4.4
Meta Platforms, Inc.	4.3
Mastercard, Inc.	4.3
Danaher Corp.	4.3
Visa, Inc.	4.3
Vulcan Materials Co.	3.9
47.2

Top Stock Performers
		Average
	Return	Weight	Contribution
Berkshire Hathaway, Inc. – Class B	18.0%	4.5%	0.77%
Aon plc – Class A	8.5	3.5	0.29
The Charles Schwab Corp.	0.0	3.2	0.17
Visa, Inc. – Class A	2.5	4.2	0.10
Gartner, Inc.	1.5	2.4	0.06

Industry Breakdown
% of Net Assets
Information Technology	26.8
Communication Services	22.2
Financials	13.5
Health Care	12.2
Consumer Discretionary	8.9
Industrials	8.0
Materials	6.4
Cash Equivalents/Other	2.0
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Meta Platforms, Inc. – Class A	(34.2)%	4.4%	(1.73)%
CarMax, Inc.	(26.1)	3.0	(0.84)
Liberty Broadband Corp. – Class C	(16.1)	4.7	(0.80)
CoStar Group, Inc.	(16.1)	4.3	(0.65)
Laboratory Corp. of America Holdings	(16.1)	3.6	(0.58)

All data as of 3/31/2022. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses)

to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2022. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 78 for a description of all indices. See page 79 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): RIMES

2022 Annual Report 33

BALANCED FUND
Schedule of Investments
March 31, 2022

Common Stocks - 44.8%
	% of Net
Information Technology	Assets	Shares	$ Value
Data Processing & Outsourced Services	4.7
Visa, Inc. - Class A		17,000	3,770,090
Mastercard, Inc. - Class A		10,500	3,752,490
Fidelity National Information Services, Inc.		24,409	2,451,152
Systems Software	3.5
Microsoft Corp.		15,821	4,877,773
Oracle Corp.		30,000	2,481,900
Semiconductors	2.6
Analog Devices, Inc.		20,000	3,303,600
Texas Instruments, Inc.		11,301	2,073,507
IT Consulting & Other Services	1.3
Accenture plc - Class A(a)		8,000	2,697,840
	12.1		25,408,352
Financials

Multi-Sector Holdings	2.5
Berkshire Hathaway, Inc. - Class B(b)		15,000	5,293,650
Insurance Brokers	2.2
Aon plc - Class A(a)		14,000	4,558,820
Property & Casualty Insurance	2.1
Markel Corp.(b)		2,938	4,334,255
Investment Banking & Brokerage	1.4
The Charles Schwab Corp.		35,000	2,950,850
Financial Exchanges & Data	1.1
S&P Global, Inc.		5,800	2,379,044
Diversified Banks	0.9
JPMorgan Chase & Co.		14,000	1,908,480
Mortgage REITs	0.5
Redwood Trust, Inc.		108,485	1,142,347
	10.7		22,567,446
Health Care

Health Care Equipment	2.1
Danaher Corp.		15,000	4,399,950
Life Sciences Tools & Services	2.0
Thermo Fisher Scientific, Inc.		7,232	4,271,581
Health Care Services	1.9
Laboratory Corp. of America Holdings(b)		15,369	4,052,190
	6.0		12,723,721
Communication Services

Cable & Satellite	2.6
Liberty Broadband Corp. - Class C(b)		22,000	2,977,040
Comcast Corp. - Class A		54,243	2,539,657

% of Net
Communication Services	Assets	Shares	$ Value
Interactive Media & Services	2.3
Alphabet, Inc. - Class C(b)		1,718	4,798,357
	4.9		10,315,054
Materials
Construction Materials	3.4
Vulcan Materials Co.		22,000	4,041,400
Martin Marietta Materials, Inc.		8,000	3,079,120

Industrial Gases	1.2
Linde plc(a)		8,136	2,598,882

	4.6		9,719,402
Industrials
Industrial Conglomerates	2.3
Roper Technologies, Inc.		6,200	2,927,826
Honeywell International, Inc.		9,944	1,934,904

Industrial Machinery	1.9
IDEX Corp.		11,000	2,109,030
Fortive Corp.		32,500	1,980,225

	4.2		8,951,985
Consumer Discretionary
Automotive Retail	1.3
AutoZone, Inc.(b)		1,300	2,657,954
Consumer Staples

Distillers & Vintners	1.0
Diageo plc - ADR(a)		10,000	2,031,400
Total Common Stocks (Cost $48,719,763)			94,375,314

Non-Convertible Preferred Stocks - 1.4%
Qurate Retail, Inc. 8.00% 3/15/31 (Cost $3,461,303)		35,000	3,010,350

Corporate Bonds - 2.2%
		$ Principal
		Amount	$ Value
AutoZone, Inc.
3.63% 4/15/25		500,000	505,814
First Republic Bank
2.5% 6/6/22		2,185,000	2,187,920
JPMorgan Chase & Co.
3.38% 5/1/23		500,000	505,718
Markel Corp.
4.9% 7/1/22		410,000	413,006
3.63% 3/30/23		500,000	506,096

The accompanying notes form an integral part of these financial statements.

34 2022 Annual Report

BALANCED FUND (CONTINUED)
Schedule of Investments
March 31, 2022

	$ Principal
	Amount	$ Value

U.S. Bancorp
2.4% 7/30/24	500,000	497,013
Total Corporate Bonds (Cost $4,606,709)		4,615,567

Corporate Convertible Bonds - 1.0%
Redwood Trust, Inc.
5.63% 7/15/24 (Cost $1,894,579)	2,000,000	2,005,007

Asset-Backed Securities - 6.9%
Automobile
American Credit Acceptance Receivables Trust (ACAR)
Series 2021-2 Class B - 0.37% 10/15/24(c)	62,512	62,400
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-2 Class D - 2.13% 3/18/26	400,000	391,179
ARI Fleet Lease Trust (ARIFL)
Series 2020-A Class A - 1.77% 8/15/28(c)	57,582	57,632
Carmax Auto Owner Trust (CARMX)
Series 2012-2 Class C - 3.16% 2/18/25	500,000	503,030
CFMT LLC (CFMT)
Series 2021-AL1 Class B - 1.39% 9/22/31(c)	599,373	586,552
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 - 0.47% 4/15/33(c)	355,639	346,190
DT Auto Owner Trust (DTAOT)
Series 2020-3A Class C - 0.54% 4/15/24(c)	63,145	63,076
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(c)	96,931	97,146
Series 2020-1 Class A - 1.78% 12/22/25(c)	217,120	217,046
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-2A Class A1 - 1.58% 8/15/24(c)	27,832	27,841
Series 2020-4A Class A - 0.52% 2/15/24(c)	15,848	15,843
Series 2021-1A Class A1 - 0.34% 5/15/24(c)	92,078	91,983
Series 2021-4A Class A - 0.84% 7/15/25(c)	422,873	419,016
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-1 Class A5 - 0.99% 1/25/28(c)	278,261	276,028
Series 2020-2 Class A2 - 0.84% 2/25/28(c)	47,703	47,099
Series 2021-1 Class A2 - 0.88% 9/25/28(c)	472,632	464,449
Series 2021-2 Class A4 - 0.89% 12/26/28(c)	368,696	361,925
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A - 1.3% 8/17/26(c)	766,172	751,067
Santander Drive Auto Receivables Trust (SDART)
Series 2020-2 Class D - 2.22% 9/15/26	375,000	372,188
Series 2020-3 Class C - 1.12% 1/15/26	200,000	198,528
Series 2020-4 Class C - 1.01% 1/15/26	195,000	192,841
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class B - 2.45% 3/25/26(a) (c)	61,701	61,829
Westlake Automobile Receivables Trust (WLAKE)
Series 2022-1A Class A2A - 1.97% 12/16/24(c)	250,000	249,543
Wheels SPV 2 LLC (WHLS)
Series 2020-1A Class A2 - 0.51% 8/20/29(c)	857,711	849,750
		6,704,181
Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO LP (ABPCI)
Series 2020-10A Class A - 2.2% 1/20/32 Floating Rate
(Qtrly LIBOR + 195)(a) (c) (d)	500,000	500,748

	$ Principal
	Amount	$ Value
Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class A1 - 1.75% 10/20/33 Floating Rate
(Qtrly LIBOR + 150)(c) (d)	500,000	499,633
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A - 1.95% 4/20/33 Floating Rate
(Qtrly LIBOR + 170)(a) (c) (d)	500,000	495,676
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A - 2.09% 10/15/31 Floating Rate
(Qtrly LIBOR + 185)(a) (c) (d)	500,000	499,235
Series 2021-6A Class A - 1.64% 11/22/33 Floating Rate
(Qtrly LIBOR + 140)(a) (c) (d)	314,854	315,027
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 - 1.63% 10/24/33 Floating Rate
(Qtrly LIBOR + 150)(a) (c) (d)	250,000	249,540
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2021-15A Class A2 - 1.81% 4/25/33 Floating Rate
(Qtrly LIBOR + 155)(a) (c) (d)	500,000	495,180
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2021-54A Class A2 - 1.85% 8/5/33 Floating Rate
(Qtrly LIBOR + 153)(a) (c) (d)	500,000	499,120
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 - 2.3% 9/14/33 Floating Rate
(Qtrly LIBOR + 150)(a) (c) (d)	500,000	495,812
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A1 - 1.5% 4/20/29 Floating Rate
(Qtrly LIBOR + 125)(a) (c) (d)	500,000	498,375

		4,548,346
Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2021-A Class A4 - 0.88% 8/15/25(c)	100,000	99,486
Foundation Finance Trust (FFIN)
Series 2021-2A Class A - 2.19% 1/15/42(c)	227,334	219,020
Marlette Funding Trust (MFT)
Series 2021-1A Class A2 - 0.6% 6/16/31(c)	26,074	25,973
Series 2022-1A Class A - 1.36% 4/15/32(c)	250,000	248,406
Onemain Financial Issuance Trust (OMFIT)
Series 2018-1A Class A - 3.3% 3/14/29(c)	62,574	62,590
SoFi Consumer Loan Program Trust (SCLP)
Series 2019-4 Class B - 2.56% 8/25/28(c)	110,055	110,150
Upstart Securitization Trust (UPST)
Series 2021-3 Class A - 0.83% 7/20/31(c)	167,154	164,204
Series 2021-5 Class A - 1.31% 11/20/31(c)	215,512	206,171

		1,136,000
Equipment
Amur Equipment Finance Receivables LLC (AXIS)
Series 2021-1A Class A2 - 0.75% 11/20/26(c)	593,118	581,744
CCG Receivables Trust (CCG)
Series 2019-2 Class A - 2.11% 3/15/27(c)	91,844	92,031
Dell Equipment Finance Trust (DEFT)
Series 2020-2 Class A - 0.47% 10/24/22(c)	154,500	154,376
Series 2021-2 Class A2 - 0.53% 12/22/26(c)	625,000	600,738
Series 2022-1 Class A2 - 2.11% 8/22/27(c)	250,000	249,060

		1,677,949
Other
Octane Receivables Trust (OCTL)
Series 2020-1A Class A2 - 1.71% 2/20/25(c)	173,177	172,187
Series 2021-1A Class A5 - 0.93% 3/22/27(c)	91,771	89,655

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 35

	$ Principal
	Amount	$ Value
Series 2021-2A Class A - 1.21% 9/20/28(c)	210,220	205,078
		466,920
Total Asset-Backed Securities (Cost $14,679,799)		14,533,396
Commercial Mortgage-Backed Securities - 2.2%
AREIT Trust (AREIT)
Series 2021-CRE5 Class A - 1.48% 7/17/26 Floating Rate
(Mthly LIBOR + 108)(c)	500,000	497,841
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 2.45% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(c)	125,000	123,875
BPCRE Ltd. (BPCRE)
Series 2021-FL1 Class A4 - 1.59% 2/15/37 Floating Rate
(Mthly LIBOR + 115)(a) (c)	500,000	501,418
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A - 1.72% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(a) (c)	429,992	429,146
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 - 1.48% 6/16/36 Floating Rate
(Mthly LIBOR + 105)(a) (c)	250,000	247,438
Series 2021-FL2 Class A4 - 1.43% 9/19/26 Floating Rate
(Mthly LIBOR + 100)(a) (c)	250,000	245,983
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 - 1.51% 2/15/39 Floating Rate
(Mthly LIBOR + 107)(a) (c)	500,000	495,656
Series 2022-FL3 Class A - 1.78% 2/15/39 Floating Rate
(Mthly SOFR + 145)(a) (c)	500,000	498,368
LoanCore Issuer Ltd. (LNCR)
Series 2021-CRE5 Class A - 1.7% 7/15/36 Floating Rate
(Mthly LIBOR + 130)(a) (c)	500,000	495,336
Series 2022-CRE7 Class A - 1.6% 1/17/37 Floating Rate
(SOFR 30 Day Avg + 155)(a) (c)	250,000	249,184
STWD Ltd. (STWD)
Series 2022-FL3 Class A - 1.4% 11/15/38 Floating Rate
(SOFR 30 Day Avg + 135)(a) (c)	500,000	496,854
VMC Finance LLC (VMC)
Series 2021-FL4 Class A - 1.57% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(c)	407,472	401,787

Total Commercial Mortgage-Backed Securities (Cost $4,712,465)		4,682,886
Mortgage-Backed Securities - 2.8%
Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A - 4% 3/15/25	12,131	12,305
Pass-Through Securities
Pool# J14649 – 3.5% 4/1/26	21,957	22,462
Pool# E02948 – 3.5% 7/1/26	47,421	48,496
Pool# J16663 – 3.5% 9/1/26	28,686	29,346
Pool# ZS8692 – 2.5% 4/1/33	165,986	164,347
		276,956

	$ Principal
	Amount	$ Value

Federal National Mortgage Association
Pass-Through Securities
Pool# AR8198 – 2.5% 3/1/23	11,372	11,268
Pool# MA1502 – 2.5% 7/1/23	10,984	10,881
Pool# 995755 – 4.5% 5/1/24	2,471	2,534
Pool# AB1769 – 3% 11/1/25	21,388	21,572
Pool# AB3902 – 3% 11/1/26	47,962	48,437
Pool# AK3264 – 3% 2/1/27	38,570	38,973
Pool# AB6291 – 3% 9/1/27	210,714	212,797
Pool# MA3189 – 2.5% 11/1/27	174,556	172,832
Pool# MA3791 – 2.5% 9/1/29	361,700	358,128
Pool# BM5708 – 3% 12/1/29	198,566	200,336
Pool# AS7701 – 2.5% 8/1/31	875,168	867,074
Pool# MA3540 – 3.5% 12/1/33	100,757	103,421
		2,048,253
Government National Mortgage Association
Pass-Through Securities
Pool# 5255 – 3% 12/20/26	46,855	47,241
Non-Government Agency
Collateralized Mortgage Obligations
Flagstar Mortgage Trust (FSMT)
Series 2021-7 Class B - 2.5% 8/25/51(c) (d)	448,496	431,985
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2022-PJ1 Class AB - 2.5% 5/28/52(c) (d)	488,705	470,749
JPMorgan Mortgage Trust (JPMMT)
Series 2014-5 Class B - 2.86% 10/25/29(c) (d)	73,240	72,215
Series 2016-3 Class A - 3% 10/25/46(c) (d)	215,419	207,530
Series 2017-3 Class A - 2.5% 8/25/47(c) (d)	236,282	226,914
Series 2020-7 Class A - 3% 1/25/51(c) (d)	66,138	66,168
Series 2020-8 Class A - 3% 3/25/51(c) (d)	110,461	110,736
Series 2021-6 Class B - 2.5% 10/25/51(c) (d)	590,063	568,383
Series 2021-8 Class B - 2.5% 12/25/51(c) (d)	431,970	411,440
Series 2022-2 Class A4A - 2.5% 8/25/52(c) (d)	350,000	335,131
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A - 3% 2/25/50(c) (d)	73,254	73,339
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(c) (d)	419,395	403,954
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(c) (d)	101,029	101,522
Series 2020-2 Class A - 3.5% 3/25/50(c) (d)	8,341	8,342
Series 2020-3 Class A - 3% 4/25/50(c) (d)	57,167	57,110
		3,545,518
Total Mortgage-Backed Securities (Cost $6,105,137)		5,917,968
U.S. Treasuries - 30.0%
U.S. Treasury Notes
1.88% 4/30/22	1,000,000	1,001,256
1.75% 4/30/22	2,000,000	2,002,424
2.13% 6/30/22	2,000,000	2,007,681
2% 7/31/22	1,000,000	1,004,079
1.88% 7/31/22	1,000,000	1,003,650
1.88% 8/31/22	2,000,000	2,007,854
2% 11/30/22	3,000,000	3,013,224

The accompanying notes form an integral part of these financial statements.

36 2022 Annual Report

BALANCED FUND (CONTINUED)
Schedule of Investments
March 31, 2022

	$ Principal
	Amount	$ Value
2% 2/15/23	1,000,000	1,003,442
2.5% 3/31/23	2,000,000	2,015,412
1.63% 5/31/23	2,000,000	1,994,024
2.5% 8/15/23	2,000,000	2,011,992
2.13% 11/30/23	2,000,000	1,997,617
2.13% 2/29/24	2,000,000	1,993,242
2% 4/30/24	2,000,000	1,985,078
0.25% 6/15/24	2,000,000	1,907,891
1.25% 8/31/24	3,000,000	2,915,625
0.38% 9/15/24	2,000,000	1,900,469
0.75% 11/15/24	2,000,000	1,911,914
1.13% 1/15/25	2,000,000	1,926,094
1.38% 1/31/25	2,000,000	1,938,828
0.38% 4/30/25	2,000,000	1,873,125
0.25% 6/30/25	2,000,000	1,858,398
0.25% 7/31/25	2,000,000	1,854,492
2.75% 8/31/25	2,000,000	2,014,727
0.38% 11/30/25	2,000,000	1,849,414
0.5% 2/28/26	4,000,000	3,698,828
0.75% 5/31/26	2,000,000	1,860,508
1.5% 8/15/26	2,000,000	1,917,109
1.63% 10/31/26	4,000,000	3,851,328
1.88% 2/28/27	1,000,000	973,359
0.5% 8/31/27	2,000,000	1,801,797
2.25% 11/15/27	2,000,000	1,977,422

Total U.S. Treasuries (Cost $64,901,834)		63,072,303
Cash Equivalents - 8.5%
U.S. Treasury Bills, 0.12% to 0.75%, 4/7/22 to
7/28/22(e)	18,000,000	17,990,496
Total Cash Equivalents (Cost $17,989,564)		17,990,496
Total Investments in Securities (Cost $167,071,153)		210,203,287
Cash - 2.9%		6,136,608
Other Assets Less Other Liabilities - (2.7%)		(5,773,296)
Net Assets - 100%		210,566,599
Net Asset Value Per Share - Investor Class		16.68
Net Asset Value Per Share - Institutional Class		16.70

(a)	Foreign domiciled entity.
(b)	Non-income producing.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(e)	Interest rates presented represent the effective yield at March 31, 2022.

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 37

CORE PLUS INCOME FUND
Schedule of Investments
March 31, 2022

Corporate Bonds - 22.9%
	$ Principal
	Amount	$ Value
Abercrombie & Fitch Management Co.
8.75% 7/15/25(a)	1,258,000	1,330,260
Alexandria Real Estate Equities, Inc.
3.95% 1/15/28	366,000	374,466
American Airlines Group, Inc.
3.75% 3/1/25^ (a)	1,000,000	913,465
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	3,300,000	3,329,386
5.75% 4/20/29(a)	1,000,000	997,625
Ares Capital Corp.
2.88% 6/15/28	1,000,000	887,102
Ashtead Capital, Inc.
4.38% 8/15/27(a)	1,000,000	1,014,465
4% 5/1/28(a)	670,000	661,583
2.45% 8/12/31(a)	500,000	440,814
AT&T, Inc.
6.8% 5/15/36	713,000	874,382
Bath & Body Works, Inc.
6.95% 3/1/33	3,145,000	3,254,568
6.75% 7/1/36	606,000	618,390
Berkshire Hathaway Finance Corp.
4.25% 1/15/49	500,000	550,049
Broadcom, Inc.
3.42% 4/15/33(a)	350,000	327,306
3.14% 11/15/35(a)	1,014,000	895,449
Carlisle Cos., Inc.
3.5% 12/1/24	532,000	536,913
3.75% 12/1/27	500,000	508,448
CDW LLC / CDW Finance Corp.
3.28% 12/1/28	1,000,000	943,775
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.2% 3/15/28	650,000	658,061
Choice Hotels International, Inc.
3.7% 1/15/31	250,000	243,504
Cinemark USA, Inc.
5.88% 3/15/26(a)	500,000	485,585
5.25% 7/15/28^ (a)	3,000,000	2,805,690
Compass Group Diversified Holdings LLC
5.25% 4/15/29(a)	2,081,000	1,958,710
Cox Communications, Inc.
3.5% 8/15/27(a)	842,000	839,107
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.5% 10/20/25(a)	560,000	563,694
4.75% 10/20/28(a)	1,100,000	1,110,344
Devon Energy Corp.
5.25% 10/15/27	325,000	337,042
4.5% 1/15/30	920,000	950,259
Diamondback Energy, Inc.
3.25% 12/1/26	75,000	75,002
3.5% 12/1/29	100,000	99,171
Dick's Sporting Goods, Inc.
3.15% 1/15/32	500,000	458,970
Dow Chemical Co. (The)
4.25% 10/1/34	1,052,000	1,084,898
Drax Finco PLC
6.63% 11/1/25(a) (b)	1,000,000	1,012,725
Duke Energy Carolinas LLC
6% 12/1/28	445,000	503,810
Element Fleet Management Corp.
3.85% 6/15/25(a) (b)	1,000,000	1,002,261

	$ Principal
	Amount	$ Value
Energy Transfer LP
2.9% 5/15/25	500,000	489,598
4.75% 1/15/26	200,000	208,023
Enterprise Products Operating LLC
4.45% 2/15/43	990,000	999,722
EPR Properties
4.75% 12/15/26	1,250,000	1,252,218
4.5% 6/1/27	1,330,000	1,313,597
4.95% 4/15/28	830,000	831,436
Essential Properties LP
2.95% 7/15/31	2,250,000	1,973,038
Expedia Group, Inc.
3.8% 2/15/28	484,000	482,363
3.25% 2/15/30	90,000	85,789
Ford Motor Credit Co. LLC
1.38% 8/3/22 Floating Rate (Qtrly LIBOR + 108)	2,000,000	1,993,360
Gap, Inc. (The)
3.88% 10/1/31(a)	106,000	92,543
Georgia-Pacific LLC
7.25% 6/1/28	1,000,000	1,199,732
Hercules Capital, Inc.
2.63% 9/16/26	1,000,000	920,006
Highwoods Realty LP
2.6% 2/1/31	500,000	454,483
Host Hotels & Resorts LP
Series H 3.38% 12/15/29	612,000	583,901
Indiana Bell Telephone Co., Inc.
7.3% 8/15/26	535,000	606,907
iStar, Inc.
4.25% 8/1/25	1,375,000	1,355,042
JPMorgan Chase & Co.
0.65% 9/16/24 Floating Rate (Qtrly SOFR + 60)	1,000,000	972,866
L Brands, Inc.
6.69% 1/15/27	945,000	1,005,088
Lennar Corp.
4.75% 5/30/25	622,000	644,587
Level 3 Financing, Inc.
5.25% 3/15/26	750,000	752,479
Lexington Realty Trust
2.7% 9/15/30	500,000	462,189
Markel Corp.
4.9% 7/1/22	250,000	251,833
3.63% 3/30/23	200,000	202,438
3.5% 11/1/27	550,000	550,068
Marriott International, Inc.
Series HH 2.85% 4/15/31	500,000	457,097
Masonite International Corp.
5.38% 2/1/28(a)	646,000	651,730
3.5% 2/15/30(a)	100,000	90,082
MasTec, Inc.
4.5% 8/15/28(a)	500,000	496,443
Matador Resources Co.
5.88% 9/15/26	1,450,000	1,478,492
Micron Technology, Inc.
4.19% 2/15/27	500,000	513,865
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,355,000	1,414,281
MPLX LP
4.88% 12/1/24	750,000	777,420
4.88% 6/1/25	190,000	197,044

The accompanying notes form an integral part of these financial statements.

38 2022 Annual Report

CORE PLUS INCOME FUND (CONTINUED)
Schedule of Investments
March 31, 2022

	$ Principal
	Amount	$ Value
4% 3/15/28	85,000	86,633
4.8% 2/15/29	250,000	266,445
4.7% 4/15/48	551,000	556,774
Office Properties Income Trust
4% 7/15/22	1,733,000	1,736,821
OneMain Finance Corp.
3.88% 9/15/28	1,994,000	1,805,806
5.38% 11/15/29	2,003,000	1,949,440
PDC Energy, Inc.
6.13% 9/15/24	407,000	412,468
5.75% 5/15/26	2,827,000	2,870,182
Physicians Realty LP
4.3% 3/15/27	1,271,000	1,302,889
Plains All American Pipeline LP/PAA Finance Corp.
3.55% 12/15/29	798,000	772,258
4.3% 1/31/43	75,000	66,730
QVC, Inc.
4.38% 3/15/23	500,000	503,295
Realty Income Corp.
3.95% 8/15/27	575,000	591,436
RELX Capital, Inc.
4% 3/18/29	500,000	513,419
STORE Capital Corp.
4.5% 3/15/28	503,000	516,796
4.63% 3/15/29	500,000	519,793
2.7% 12/1/31	1,250,000	1,109,362
Symetra Financial Corp.
4.25% 7/15/24	640,000	653,222
Tempur Sealy International, Inc.
4% 4/15/29(a)	400,000	364,140
3.88% 10/15/31(a)	500,000	429,490
T-Mobile USA, Inc.
2.63% 4/15/26	250,000	239,105
3.38% 4/15/29	4,000,000	3,810,000
United Airlines Holdings, Inc.
4.88% 1/15/25^	200,000	199,425
VistaJet Malta Finance PLC/XO Management Holding, Inc.
6.38% 2/1/30(a) (b)	100,000	94,220
Total Corporate Bonds (Cost $81,021,400)		79,777,188
Corporate Convertible Bonds - 0.6%
Redwood Trust, Inc.
4.75% 8/15/23	850,000	842,345
5.63% 7/15/24	700,000	701,752
5.75% 10/1/25	500,000	491,563
Total Corporate Convertible Bonds (Cost $1,914,088)		2,035,660
Asset-Backed Securities - 21.3%
Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	437,130	433,191
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class D - 1.77% 12/14/26(a)	615,000	598,593
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-3 Class D - 1.49% 9/18/26	1,250,000	1,195,864

	$ Principal
	Amount	$ Value
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2019-1 Class A - 2.99% 7/15/24(a)	113,951	114,198
Series 2021-1A Class A - 1.19% 1/15/27(a)	94,500	92,866
CFMT LLC (CFMT)
Series 2021-AL1 Class B - 1.39% 9/22/31(a)	1,398,536	1,368,622
DT Auto Owner Trust (DTAOT)
Series 2019-3A Class D - 2.96% 4/15/25(a)	1,000,000	1,003,566
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(a)	121,163	121,433
Exeter Automobile Receivables Trust (EART)
Series 2017-3A Class C - 3.68% 7/17/23(a)	16,657	16,711
First Investors Auto Owner Trust (FIAOT)
Series 2017-3A Class D - 3.44% 3/15/24(a)	486,980	488,562
Series 2022-1A Class A - 2.03% 1/15/27(a)	486,685	482,611
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-2A Class B - 3.16% 6/16/25(a)	750,000	751,553
JPMorgan Chase Bank NA (CACLN)
Series 2020-1 Class D - 1.89% 1/25/28(a)	278,261	277,016
Series 2020-1 Class F - 6.68% 1/25/28(a)	1,000,000	1,002,542
Series 2021-2 Class E - 2.28% 12/26/28(a)	737,393	723,995
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A - 1.3% 8/17/26(a)	1,340,801	1,314,367
Series 2021-1A Class D - 3.99% 11/15/29(a)	3,740,000	3,564,739
Santander Bank NA (SBCLN)
Series 2021-1A Class C - 3.27% 12/15/31(a)	495,259	487,049
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class C - 2.85% 3/25/26(a) (b)	246,803	247,655
		14,285,133
Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO X LP (ABPCI)
Series 2020-10A Class B1 - 2.6% 1/20/32 Floating Rate
(Qtrly LIBOR + 235)(a) (b) (c)	1,000,000	995,807
Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class B - 2.2% 10/20/33 Floating Rate
(Qtrly LIBOR + 195)(a) (c)	3,000,000	2,993,003
Ballyrock CLO Ltd. (BALLY)
Series 2016-1A Class BR2 - 1.59% 10/15/28 Floating
Rate (Qtrly LIBOR + 135)(a) (b) (c)	1,000,000	997,620
BCRED MML CLO LLC (BXCMM)
Series 2022-1A Class A1 - 2.24% 4/20/35 Floating Rate
(Qtrly SOFR + 165)(a) (b) (c)	1,000,000	988,097
BlackRock Elbert CLO V Ltd. (ELB)
Series 5A Class A1 - 2.73% 12/15/31 Floating Rate (Qtrly
LIBOR + 190)(a) (b) (c)	500,000	497,085
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class B - 2.3% 4/20/33 Floating Rate
(Qtrly LIBOR + 205)(a) (b) (c)	1,800,000	1,763,289
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A - 2.73% 12/15/28 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	552,980	553,257
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class B - 2.79% 10/15/31 Floating Rate
(Qtrly LIBOR + 255)(a) (b) (c)	500,000	497,643
Series 2020-1A Class C - 3.94% 10/15/31 Floating Rate
(Qtrly LIBOR + 370)(a) (b) (c)	500,000	497,610
Series 2020-2A Class A - 2.14% 10/15/32 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	495,000	492,708
Series 2020-2A Class B - 2.84% 10/15/32 Floating Rate
(Qtrly LIBOR + 260)(a) (b) (c)	500,000	495,894
Series 2021-2A Class B - 2.14% 4/22/33 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	1,500,000	1,481,632

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 39

	$ Principal
	Amount	$ Value

Series 2021-6A Class B - 1.99% 11/22/33 Floating Rate
(Qtrly LIBOR + 175)(a) (b) (c)	1,650,000	1,650,770
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 - 1.63% 10/24/33 Floating Rate
(Qtrly LIBOR + 150)(a) (b) (c)	1,000,000	998,160
Deerpath Capital CLO Ltd. (DPATH)
Series 2021-2A Class A1 - 1.84% 1/15/34 Floating Rate
(Qtrly LIBOR + 160)(a) (b) (c)	1,000,000	989,005
Series 2021-2A Class C - 3.14% 1/15/34 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	2,300,000	2,266,369
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2017-9A Class A1TR - 1.67% 10/15/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	1,500,000	1,490,085
Series 2021-15A Class B - 2.11% 4/25/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	1,500,000	1,481,544
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2016-31A Class CR - 3.22% 8/5/30 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	1,000,000	991,565
Series 2021-54A Class B - 2.17% 8/5/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	500,000	494,059
Series 2021-54A Class C - 2.97% 8/5/33 Floating Rate
(Qtrly LIBOR + 265)(a) (b) (c)	1,000,000	989,349
Guggenheim MM CLO Ltd. (GUGG)
Series 2021-4A Class B - 2.49% 1/15/34 Floating Rate
(Qtrly LIBOR + 225)(a) (b) (c)	2,500,000	2,488,561
Ivy Hill Middle Market Credit Fund IX Ltd. (IVYH)
Series 9A Class A1TR - 1.9% 4/15/34 Floating Rate (Qtrly
SOFR + 162)(a) (b) (c)	1,500,000	1,482,362
KKR Lending Partners III Clo LLC (KKRLP)
Series 2021-1A Class B - 2.15% 10/20/30 Floating Rate
(Qtrly LIBOR + 190)(a) (c)	3,000,000	2,976,468
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class BR - 2.29% 7/15/33 Floating
Rate (Qtrly LIBOR + 205)(a) (b) (c)	2,500,000	2,481,525
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class C - 3.45% 9/14/33 Floating Rate
(Qtrly LIBOR + 265)(a) (b) (c)	2,000,000	1,987,930
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class B - 2.05% 4/20/29 Floating Rate
(Qtrly LIBOR + 180)(a) (b) (c)	1,000,000	995,771

		36,017,168
Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2020-A Class A - 2.1% 2/18/25(a)	183,389	183,075
Series 2020-A Class B - 3.54% 2/18/25(a)	250,000	249,771
Series 2021-A Class D - 3.49% 8/15/25(a)	750,000	741,536
Series 2021-B Class A - 1.03% 8/15/26(a)	1,250,000	1,195,143
Bankers Healthcare Group Securitization Trust (BHG)
Series 2020-A Class A - 2.56% 9/17/31(a)	347,349	346,039
Series 2021-A Class A - 1.42% 11/17/33(a)	361,400	344,430
Conn's Receivables Funding LLC (CONN)
Series 2020-A Class A - 1.71% 6/16/25(a)	15,302	15,288
Series 2021-A Class A - 1.05% 5/15/26(a)	1,196,276	1,191,648
Series 2021-A Class B - 2.87% 5/15/26(a)	2,350,000	2,282,823
Driven Brands Funding LLC (HONK)
Series 2019-2A Class A2 - 3.98% 10/20/49(a)	488,750	473,383
Foundation Finance Trust (FFIN)
Series 2019-1A Class A - 3.86% 11/15/34(a)	195,242	197,197
Series 2021-1A Class B - 1.87% 5/15/41(a)	921,000	851,737
Freed ABS Trust (FREED)
Series 2020-FP1 Class B - 3.06% 3/18/27(a)	210,247	210,250

	$ Principal
	Amount	$ Value
FREED ABS Trust (FREED)
Series 2022-1FP Class C - 2.51% 3/19/29(a)	2,530,000	2,438,797
Jersey Mike's Funding (JMIKE)
Series 2019-1A Class A2 - 4.43% 2/15/50(a)	997,500	987,985
Marlette Funding Trust (MFT)
Series 2019-2A Class B - 3.53% 7/16/29(a)	477	477
Series 2021-2A Class B - 1.06% 9/15/31(a)	500,000	484,713
Series 2022-1A Class A - 1.36% 4/15/32(a)	1,000,000	993,623
Pagaya AI Debt Selection Trust (PAID)
Series 2020-3 Class B - 3.22% 5/17/27(a)	1,000,000	998,691
Series 2021 Class B - 0.46% 1/16/29(a)	832,992	807,500
Series 2021-1 Class A - 1.18% 11/15/27(a)	918,890	906,386
SoFi Consumer Loan Program Trust (SCLP)
Series 2018-4 Class C - 4.17% 11/26/27(a)	157,689	158,282
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	1,304,204	1,285,728
Series 2021-1A Class B - 2.21% 12/15/27(a)	1,000,000	955,247
Upstart Securitization Trust (UPST)
Series 2019-2 Class B - 3.73% 9/20/29(a)	89,220	89,325
Series 2020-1 Class A - 2.32% 4/22/30(a)	4,080	4,081
Series 2021-1 Class B - 1.89% 3/20/31(a)	250,000	243,518
Series 2021-1 Class C - 4.06% 3/20/31(a)	250,000	237,051
Series 2021-2 Class A - 0.91% 6/20/31(a)	135,990	133,673
Zaxby's Funding LLC (ZAXBY)
Series 2021-1A Class A2 - 3.24% 7/30/51(a)	1,243,750	1,152,915
		20,160,312
Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class D - 2.3% 11/22/27(a)	500,000	476,292
CCG Receivables Trust (CCG)
Series 2019-1 Class B - 3.22% 9/14/26(a)	750,000	755,221
Series 2019-2 Class B - 2.55% 3/15/27(a)	300,000	299,797
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2019-1 Class A2 - 2.29% 10/15/24(a)	92,018	92,138
Series 2019-1 Class D - 2.86% 10/15/24(a)	500,000	486,133
SCF Equipment Leasing LLC (SCFET)
Series 2019-2A Class A2 - 2.47% 4/20/26(a)	186,000	185,852

		2,295,433
Other
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class B - 4.22% 2/25/39(a)	300,243	301,634
Octane Receivables Trust (OCTL)
Series 2019-1A Class A - 3.16% 9/20/23(a)	25,297	25,327
Series 2020-1A Class B - 1.98% 6/20/25(a)	940,000	927,148
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class B - 2.82% 5/20/36(a)	205,031	201,174
		1,455,283
Total Asset-Backed Securities (Cost $75,338,639)		74,213,329
Commercial Mortgage-Backed Securities - 10.9%
Arbor Realty Commercial Real Estate Notes Ltd. (ARCLO)
Series 2021-FL4 Class C - 2.7% 11/15/36 Floating Rate
(Mthly LIBOR + 230)(a) (b)	3,000,000	2,972,250

The accompanying notes form an integral part of these financial statements.

40 2022 Annual Report

CORE PLUS INCOME FUND (CONTINUED)
Schedule of Investments
March 31, 2022

	$ Principal
	Amount	$ Value
AREIT Trust (AREIT)
Series 2021-CRE5 Class A - 1.48% 7/17/26 Floating Rate
(Mthly LIBOR + 108)(a)	1,000,000	995,682
BDS Ltd. (BDS)
Series 2021-FL10 Class A - 1.82% 12/18/36 Floating
Rate (Mthly LIBOR + 135)(a) (b)	1,000,000	986,901
Series 2021-FL10 Class C - 2.77% 12/18/36 Floating
Rate (Mthly LIBOR + 230)(a) (b)	1,250,000	1,235,679
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 2.45% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(a)	940,000	931,541
BPCRE Ltd. (BPCRE)
Series 2021-FL1 Class D - 3.04% 2/15/37 Floating Rate
(Mthly LIBOR + 260)(a) (b)	1,193,000	1,184,818
Citigroup Commercial Mortgage Trust (CCMT)
Series 2014-GC19 Class A4 - 4.02% 3/10/47	500,000	505,599
COMM Mortgage Trust (COMM)
Series 2021-CR1 Class AM - 3.91% 5/15/45	71,697	71,596
GPMT Ltd. (GPMT)
Series 2018-FL1 Class C - 2.6% 11/19/35 Floating Rate
(Mthly LIBOR + 215)(a) (b)	765,298	767,857
Series 2018-FL1 Class D - 3.4% 11/21/35 Floating Rate
(Mthly LIBOR + 295)(a) (b)	1,096,000	1,097,695
Series 2021-FL3 Class A - 1.72% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(a) (b)	1,719,970	1,716,584
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class AS - 1.83% 6/16/36 Floating Rate
(Mthly LIBOR + 140)(a) (b)	1,500,000	1,493,270
Series 2021-FL1 Class B - 2.03% 6/16/36 Floating Rate
(Mthly LIBOR + 160)(a) (b)	3,081,000	3,056,937
Series 2021-FL2 Class D - 2.58% 10/19/26 Floating Rate
(Mthly LIBOR + 215)(a) (b)	1,000,000	989,757
Hilton USA Trust (HILT)
Series 2016-SFP Class E - 5.52% 11/5/35(a)	840,000	832,599
KREF Ltd. (KREF)
Series 2021-FL2 Class B - 2.09% 2/15/39 Floating Rate
(Mthly LIBOR + 165)(a) (b)	2,500,000	2,471,061
Series 2022-FL3 Class B - 2.43% 2/15/39 Floating Rate
(Mthly SOFR + 210)(a) (b)	2,500,000	2,491,810
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class C - 2.95% 5/15/28 Floating
Rate (Mthly LIBOR + 255)(a) (b)	1,000,000	1,003,341
Series 2021-CRE5 Class A - 1.7% 7/15/36 Floating Rate
(Mthly LIBOR + 130)(a) (b)	2,000,000	1,981,344
Series 2022-CRE7 Class B - 2.3% 1/17/37 Floating Rate
(SOFR 30 Day Avg. + 225)(a) (b)	2,500,000	2,491,727
PFP Ltd. (PFP)
Series 2019-5 Class C - 2.43% 4/14/36 Floating Rate
(Mthly LIBOR + 200)(a) (b)	1,500,000	1,474,418
ReadyCap Commercial Mortgage Trust (RCMT)
Series 2021-FL6 Class B - 2.06% 7/25/36 Floating Rate
(Mthly LIBOR + 160)(a)	1,500,000	1,480,949
Series 2021-FL7 Class A - 1.66% 11/25/36 Floating Rate
(Mthly LIBOR + 120)(a)	999,894	991,478
STWD Ltd. (STWD)
Series 2022-FL3 Class B - 2% 11/15/38 Floating Rate
(SOFR 30 Day Avg. + 195)(a) (b)	2,500,000	2,484,090
VMC Finance LLC (VMC)
Series 2018-FL2 Class C - 2.39% 10/15/35 Floating Rate
(Mthly LIBOR + 195)(a)	472,356	473,783

	$ Principal
	Amount	$ Value
Series 2021-FL4 Class A - 1.57% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(a)	1,629,890	1,607,150
Total Commercial Mortgage-Backed Securities (Cost $37,995,961)		37,789,916
Mortgage-Backed Securities - 1.8%
Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 5026 Class DH - 1.75% 9/25/43	531,720	509,388
Series 4949 Class BC - 2.25% 3/25/49	333,713	321,498
Pass-Through Securities
Pool# C91945 – 3% 8/1/37	296,635	294,842
		1,125,728
Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2013-130 Class CA - 2.5% 6/25/43	138,638	134,861
Series 2013-130 Class CD - 3% 6/25/43	252,471	250,535
Pass-Through Securities
Pool# 932836 – 3% 12/1/25	18,409	18,576
Pool# 468516 – 5.17% 6/1/28	207,846	216,285
Pool# MA3443 – 4% 8/1/48	129,023	131,938
Pool# FM5733 – 2% 1/1/51	1,361,522	1,268,693
		2,020,888
Government National Mortgage Association
Collateralized Mortgage Obligations
Series 2021-29 Class CY - 3% 9/20/50	1,000,000	981,046
Series 2018-52 Class AE - 2.75% 5/16/51	85,759	84,241
		1,065,287
Non-Government Agency
Collateralized Mortgage Obligations
CSFB Mortgage-Backed Pass-Through Certificates (CSFB)
Series 2003-29 Class 2A3 - 5.5% 12/25/33	6,970	6,908
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 - 3% 3/25/47(a) (c)	69,910	68,317
JPMorgan Mortgage Trust (JPMMT)
Series 2016-3 Class A - 3% 10/25/46(a) (c)	86,168	83,012
Series 2017-3 Class A - 2.5% 8/25/47(a) (c)	82,699	79,420
Series 2018-6 Class 2A2 - 3% 12/25/48(a) (c)	40,147	39,917
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(a) (c)	1,678,694	1,616,892
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(a) (c)	43,298	43,509
Pass-Through Securities
Greenpoint Mortgage Pass-Through Certificates (GMSI)
Series 2003-1 Class A1 - 2.52% 10/25/33(c)	53,345	53,819
		1,991,794

Total Mortgage-Backed Securities (Cost $6,538,589)		6,203,697

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 41

Municipal Bonds - 0.6%
		$ Principal
		Amount	$ Value

Central Plains, NE Energy Project Revenue 5.25% 9/1/37		1,000,000	1,014,989
Detroit, MI City School District General Obligation SBLF,
6.65% 5/1/29		460,000	556,938
Village of Rosemont IL General Obligation BAM,	5.38%
12/1/23		470,000	492,249
Total Municipal Bonds (Cost $2,121,803)			2,064,176
U.S. Treasuries - 37.0%
U.S. Treasury Bonds
3.5% 2/15/39		2,100,000	2,408,027
1.88% 2/15/41		11,500,000	10,248,701
1.75% 8/15/41		4,000,000	3,469,375
2% 11/15/41		6,500,000	5,883,516
2.5% 2/15/45		1,000,000	974,922
2.5% 5/15/46		8,400,000	8,238,727
2.25% 8/15/46		2,500,000	2,340,820
2.25% 8/15/49		3,500,000	3,332,383
U.S. Treasury Notes
1.75% 3/15/25		5,000,000	4,894,531
0.25% 8/31/25		8,000,000	7,403,281
1.5% 8/15/26		4,850,000	4,648,990
2% 11/15/26		5,650,000	5,527,730
1.63% 11/30/26		3,000,000	2,888,027
2.25% 2/15/27		3,500,000	3,464,180
0.5% 4/30/27		3,500,000	3,175,361
2.38% 5/15/27		3,000,000	2,987,813
2.25% 8/15/27		3,000,000	2,968,418
1.13% 2/29/28		6,500,000	6,028,496
1.25% 5/31/28		8,000,000	7,449,375
1.25% 9/30/28		7,000,000	6,497,148
1.5% 11/30/28		3,000,000	2,826,270
1.88% 2/28/29		3,500,000	3,379,414
1.75% 11/15/29		3,000,000	2,871,094
1.5% 2/15/30		5,250,000	4,923,106
0.88% 11/15/30		8,000,000	7,086,250
1.13% 2/15/31		7,500,000	6,774,023
1.38% 11/15/31		5,500,000	5,047,969
1.88% 2/15/32		1,000,000	960,469
Total U.S. Treasuries (Cost $136,073,338)			128,698,416
Non-Convertible Preferred Stocks - 0.7%
		Shares	$ Value
Qurate Retail, Inc. 8.00% 3/15/31 (Cost $2,672,824)		27,800	2,391,078

Short-Term Securities Held as Collateral for Securities on Loan - 0.4%
Citibank N.A. DDCA
0.32%	143,638	143,638

	Shares	$ Value
Goldman Sachs Financial Square Government Fund
Institutional Class - 0.26%	1,292,738	1,292,738
Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $1,436,376)		1,436,376
Total Investments in Securities (Cost $345,113,018)		334,609,836
Cash - 5.0%		17,141,611
Other Assets Less Other Liabilities - (1.2%)		(4,146,582)
Net Assets - 100%		347,604,865
Net Asset Value Per Share - Investor Class		10.45
Net Asset Value Per Share - Institutional Class		10.45

^	This security or a partial position of this security was on loan as of March 31, 2022. The total value of securities on loan as of March 31, 2022 was $1,405,610.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

The accompanying notes form an integral part of these financial statements.

42 2022 Annual Report

HICKORY FUND
Schedule of Investments
March 31, 2022

Common Stocks - 94.8%
	% of Net
Communication Services	Assets	Shares	$ Value
Cable & Satellite	16.0
Liberty Broadband Corp.(a)
Class C		90,000	12,178,800
Class A		23,750	3,112,675
Liberty Media Corp-Liberty SiriusXM(a)
Class C		180,000	8,231,400
Class A		50,000	2,285,500
Liberty Latin America Ltd. - Class C(a) (b)		525,000	5,034,750
Integrated Telecommunication Services	5.7
LICT Corp.(a)		450	11,025,000
Alternative Carriers	4.0
Liberty Global PLC - Class C(a) (b)		300,000	7,773,000
Movies & Entertainment	1.7
Liberty Media Corp-Liberty Braves(a)
Class C		105,000	2,930,550
Class A		11,000	316,580
	27.4		52,888,255
Industrials
Research & Consulting Services	8.1
CoStar Group, Inc.(a)		150,000	9,991,500
Dun & Bradstreet Holdings, Inc.(a)		320,000	5,606,400
Industrial Machinery	5.1
Ingersoll Rand, Inc.		130,000	6,545,500
IDEX Corp.		17,500	3,355,275
Aerospace & Defense	3.4
HEICO Corp. - Class A		52,000	6,595,160
	16.6		32,093,835
Materials

Specialty Chemicals	6.4
Axalta Coating Systems Ltd.(a) (b)		255,000	6,267,900
Perimeter Solutions SA(a) (b)		500,000	6,055,000

Construction Materials	6.1
Martin Marietta Materials, Inc.		16,500	6,350,685
Vulcan Materials Co.		30,000	5,511,000
	12.5		24,184,585
Information Technology
Application Software	5.5
Guidewire Software, Inc.(a)		63,000	5,961,060
ACI Worldwide, Inc.(a)		150,000	4,723,500
Electronic Components	3.3
Dolby Laboratories, Inc. - Class A		81,000	6,335,820
Data Processing & Outsourced Services	2.0
Black Knight, Inc.(a)		67,500	3,914,325

% of Net
Information Technology	Assets	Shares	$ Value
IT Consulting & Other Services	1.7
Gartner, Inc.(a)		10,794	3,210,783
	12.5		24,145,488
Consumer Discretionary
Automotive Retail	6.6
CarMax, Inc.(a)		85,000	8,200,800
AutoZone, Inc.(a)		2,200	4,498,076
Distributors	3.4
LKQ Corp.		145,000	6,584,450
Internet & Direct Marketing Retail	0.7
Qurate Retail, Inc. - Class A		300,000	1,428,000
	10.7		20,711,326
Financials
Property & Casualty Insurance	4.8
Markel Corp.(a)		6,250	9,220,250
Financial Exchanges & Data	3.2
MarketAxess Holdings, Inc.		18,000	6,123,600
Regional Banks	2.7
First Republic Bank		33,000	5,349,300
	10.7		20,693,150
Health Care
Health Care Services	4.4
Laboratory Corp. of America Holdings(a)		32,000	8,437,120
Total Common Stocks (Cost $110,914,935)			183,153,759
Non-Convertible Preferred Stocks - 1.6%
Qurate Retail, Inc. 8.00% 3/15/31 (Cost $2,581,983)		35,000	3,010,350
Warrants - 0.0%
Perimeter Solutions SA (Cost $5,000) (b) (c) (d)		500,000	6,875
Cash Equivalents - 3.1%
		$ Principal
		Amount	$ Value
U.S. Treasury Bills, 0.12% to 0.5%, 4/7/22 to
6/30/22(e)		6,000,000	5,994,954

Total Cash Equivalents (Cost $5,994,590)			5,994,954
Total Investments in Securities (Cost $119,496,508)			192,165,938
Cash - 1.7%			3,205,944
Other Assets Less Other Liabilities - (1.2%)			(2,185,336)
Net Assets - 100%			193,186,546

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 43

Net Asset Value Per Share - Investor Class 49.94

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	The expiration date has yet to be determined but will be set based on the terms outlined in the prospectus.
(d)	This security is classified as Level 3 within the fair value hierarchy.
(e)	Interest rates presented represent the effective yield at March 31, 2022.

The accompanying notes form an integral part of these financial statements.

44 2022 Annual Report

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
March 31, 2022

Municipal Bonds - 94.3%
% of Net		$ Principal
	Assets	Amount	$ Value
Arizona	0.3
Arizona Industrial Development Authority Revenue 5%
2/1/23		100,000	102,767
California	0.7
San Diego County Regional Airport Authority Revenue
Series B 5% 7/1/25		200,000	215,362
Colorado	0.3
Colorado Bridge Enterprise Revenue 4% 12/31/23		100,000	103,409
Florida	0.6
State of Florida General Obligation 4% 6/1/36		200,000	210,024
Nebraska	87.0
Ashland-Greenwood Public Schools General Obligation
3% 12/15/42		100,000	97,402
Cass County School District No. 22 General Obligation
2.05% 12/15/25		375,000	375,650
2.2% 12/15/26		250,000	250,453
City of Bellevue NE General Obligation Series A 3%
9/15/32		500,000	511,643
City of Blair NE Water System Revenue
AMT,
2.65% 12/15/24		100,000	99,177
2.85% 12/15/25		100,000	99,330
3% 12/15/26		100,000	99,011
3.1% 12/15/27		100,000	98,306
3.2% 12/15/28		100,000	98,212
City of Columbus NE
3% 12/15/29		150,000	154,970
3% 12/15/30		150,000	154,654
City of Columbus NE Combined Utilities System Revenue
4% 6/15/33		200,000	221,288
AGM Insured,
4% 12/15/26		100,000	108,417
4% 12/15/27		100,000	109,025
City of Grand Island NE Combined Utility System Revenue
Series A AGM Insured,
4% 8/15/35		205,000	224,539
4% 8/15/36		125,000	136,681
City of Grand Island NE General Obligation
3% 11/15/27		150,000	155,295
3% 11/15/30		150,000	155,189
City of Gretna NE 4% 12/15/25		500,000	521,573
City of Lincoln NE Electric System Revenue 5% 9/1/28		1,000,000	1,015,881
City of Lincoln NE General Obligation
5% 5/15/22		100,000	100,469
5% 5/15/23		135,000	140,028
City of Norfolk NE General Obligation 0.65% 5/15/24		375,000	358,004
City of Omaha NE General Obligation
Series A
4% 4/15/22		315,000	315,307
4% 4/15/23		185,000	189,598
4% 1/15/33		260,000	285,317
3% 4/15/35		100,000	102,708
Series A Class A -

	% of Net	$ Principal
	Assets	Amount	$ Value

3% 4/15/34		100,000	102,974
Series B
3% 11/15/24		400,000	404,291
City of Omaha NE Sewer Revenue
5% 11/15/22		200,000	204,576
5% 4/1/26		250,000	278,509
4% 4/1/31		350,000	374,052
Series A
4% 4/1/34		100,000	110,601
City of Papillion NE General Obligation 3% 9/15/24		420,000	420,931
County of Kearney NE General Obligation	4% 6/1/23	200,000	204,850
County of Saline NE Revenue 3% 2/15/31		200,000	196,862
County of Sarpy NE 1.75% 6/15/26		500,000	492,941
County of Seward NE General Obligation	3% 12/15/30	605,000	621,501
Dawson County Public Power District Revenue
Series A
2% 6/15/26		170,000	170,046
2.1% 6/15/27		105,000	105,048
Series B
2.5% 6/15/28		135,000	135,114
3% 6/15/29		245,000	245,279
3% 6/15/30		355,000	355,380
Dodge County School District No. 595 General Obligation
1.9% 6/15/32		200,000	178,781
Douglas County Hospital Authority No. 2 Revenue
5% 5/15/26		500,000	527,460
5% 5/15/30		140,000	155,226
4% 5/15/32		700,000	748,561
Douglas County Hospital Authority No. 3 Revenue 5%
11/1/22		250,000	255,266
Douglas County School District No. 59 NE General
Obligation 3% 12/15/32		100,000	102,389
Kearney School District General Obligation 3% 12/15/24		250,000	256,668
Lancaster County School District 001 General Obligation
4% 1/15/33		250,000	269,774
Lincoln Airport Authority Revenue AMT, 5% 7/1/27		150,000	169,628
Lincoln-Lancaster County Public Building Commission
Revenue 3% 12/1/25		500,000	515,207
Madison County Hospital Authority No. 1 Revenue 5%
7/1/23		250,000	259,256
Metropolitan Utilities District of Omaha Gas System
Revenue 4% 12/1/27		450,000	473,700
Municipal Energy Agency of Nebraska Revenue
5% 4/1/27		350,000	393,009
Series A
5% 4/1/29		300,000	300,000
Nebraska Cooperative Republican Platte Enhancement
Project Revenue Series A 2% 12/15/29		250,000	238,852
Nebraska Educational Health Cultural & Social Services
Finance Authority Revenue 4% 1/1/34		110,000	117,360
Nebraska Investment Finance Authority Revenue
Series A
2.05% 9/1/24		120,000	119,327
Series C
1.85% 3/1/23		100,000	99,954
2% 9/1/35		325,000	278,979
Nebraska Public Power District Revenue
Series C
5% 1/1/32		65,000	71,442
5% 1/1/35		480,000	527,211
Nebraska State College Facilities Corp. Revenue AGM
Insured, 4% 7/15/28		750,000	799,557

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 45

% of Net	$ Principal
Assets	Amount	$ Value
Omaha Public Facilities Corp. Revenue
4% 6/1/28	585,000	626,833
Series A
4% 6/1/31	155,000	171,530
Series C
4% 4/1/33	340,000	370,966
4% 4/1/39	500,000	539,659
Omaha Public Power District Revenue
Series A
2.85% 2/1/27	500,000	506,702
Series C
5% 2/1/39	150,000	161,922
Omaha School District General Obligation
5% 12/15/29	350,000	395,535
5% 12/15/31	135,000	152,305
Omaha-Douglas Public Building Commission General
Obligation
5% 5/1/26	725,000	727,261
Series B
5% 5/1/32	550,000	643,529
Papillion Municipal Facilities Corp. Revenue
2% 12/15/32	100,000	93,643
2% 12/15/34	200,000	183,935
Papillion-La Vista School District No. 27 General
Obligation
Series A
2.05% 12/1/24	150,000	150,107
2.2% 12/1/25	150,000	150,111
2.3% 12/1/26	275,000	275,184
Series B
4% 12/1/35	400,000	445,400
Papio-Missouri River Natural Resource District General
Obligation 5% 12/15/26	185,000	186,493
Public Power Generation Agency Revenue
5% 1/1/28	500,000	537,425
5% 1/1/32	140,000	155,698
Sarpy County School District No. 1 General Obligation 5%
12/15/29	550,000	633,836
Southeast Community College Certificates of Participation
3% 12/15/22	400,000	404,717
State of Nebraska Certificates of Participation Series A
2% 4/1/26	150,000	149,186
University of Nebraska Facilities Corp. Revenue 5%
7/15/29	380,000	421,798
University of Nebraska Revenue
5% 7/1/23	250,000	252,427
3% 7/1/25	100,000	103,292
2.5% 7/1/26	210,000	213,517
3% 7/1/27	100,000	104,785
5% 5/15/30	100,000	115,513
Upper Republican Natural Resource District Revenue
AGM Insured,
4% 12/15/25	245,000	248,401
4% 12/15/27	395,000	400,204
Village of Boys Town NE Revenue
3% 9/1/28	700,000	721,209
3% 7/1/35	325,000	330,313
Westside Community Schools General Obligation 2.5%
12/1/22	250,000	252,008
Winside Public Schools General Obligation 2% 6/15/31	350,000	325,216
		28,609,349

	% of Net	$ Principal
	Assets	Amount	$ Value
New Mexico	1.2
New Mexico Finance Authority Revenue Series C 4%
6/1/34		365,000	386,919
Texas	2.8
City of Austin Tx Airport System Revenue Series B AMT,
5% 11/15/26		250,000	276,222
City of Austin Tx Electric Utility Revenue Series A 5%
11/15/35		100,000	119,854
County of Bexar TX General Obligation 4% 6/15/36		500,000	528,406
			924,482
Utah	0.4
City of Salt Lake City UT Public Utilities Revenue 5%
2/1/35		100,000	116,408
Washington	1.0
Pierce County School District No. 10 Tacoma General
Obligation Series B 4% 12/1/35		100,000	110,857
Port of Seattle WA Revenue Series C 5% 5/1/26		200,000	220,750
			331,607
Total Municipal Bonds (Cost $31,513,774)			31,000,327
Total Investments in Securities (Cost $31,513,774)			31,000,327
Cash - 4.8%			1,565,778
Other Assets Less Other Liabilities - 0.9%			313,924
Net Assets - 100%			32,880,029
Net Asset Value Per Share - Investor Class			9.73

The accompanying notes form an integral part of these financial statements.

46 2022 Annual Report

PARTNERS III OPPORTUNITY FUND
Schedule of Investments
March 31, 2022

Common Stocks - 92.2%
	% of Net
Communication Services	Assets	Shares	$ Value
Interactive Media & Services	12.8
Alphabet, Inc. - Class C(a) (b)		15,000	41,894,850
Meta Platforms, Inc. - Class A(a) (b)		140,000	31,130,400
Cable & Satellite	11.5
Liberty Media Corp-Liberty SiriusXM(a)
Class C (b)		550,000	25,151,500
Class A		250,000	11,427,500
Liberty Broadband Corp.(a)
Class C		150,000	20,298,000
Class A (b)		70,000	9,174,200
Alternative Carriers	4.5
Liberty Global PLC - Class C(a) (c)		1,000,000	25,910,000
	28.8		164,986,450
Information Technology
Data Processing & Outsourced Services	17.0
Visa, Inc. - Class A		145,000	32,156,650
Mastercard, Inc. - Class A(b)		80,000	28,590,400
Fidelity National Information Services, Inc.		260,000	26,109,200
Black Knight, Inc.(a)		185,000	10,728,150
Application Software	2.9
CoreCard Corp.† (a)		610,000	16,714,000
Semiconductors	2.8
Texas Instruments, Inc.(b)		85,000	15,595,800
	22.7		129,894,200
Financials
Multi-Sector Holdings	11.7
Berkshire Hathaway, Inc. - Class B(a) (b)		190,000	67,052,900

Property & Casualty Insurance	6.4
Markel Corp.(a)		25,000	36,881,000

Investment Banking & Brokerage	2.8
The Charles Schwab Corp.		190,000	16,018,900
	20.9		119,952,800
Consumer Discretionary
Internet & Direct Marketing Retail	4.9
Amazon.com, Inc.(a) (b)		8,000	26,079,600
Qurate Retail, Inc. - Class A		460,000	2,189,600
Automotive Retail	3.4
CarMax, Inc.(a)		200,000	19,296,000
	8.3		47,565,200
Industrials
Research & Consulting Services	6.5
CoStar Group, Inc.(a)		300,000	19,983,000

	% of Net
Industrials	Assets	Shares	$ Value
Dun & Bradstreet Holdings, Inc.(a)		1,000,000	17,520,000
	6.5		37,503,000
Materials
Specialty Chemicals	3.2
Perimeter Solutions SA(a) (c)		1,510,000	18,286,100
Health Care
Health Care Services	1.8
Laboratory Corp. of America Holdings(a)		40,000	10,546,400
Total Common Stocks (Cost $263,385,092)			528,734,150
Non-Convertible Preferred Stocks - 3.0%
Qurate Retail, Inc. 8.00% 3/15/31 (Cost $17,921,852) (b)1		200,000	17,202,000
Warrants - 0.0%
Perimeter Solutions SA (Cost $15,000) (c) (d) (e)		1,500,000	20,625
Cash Equivalents - 2.8%
		$ Principal
		Amount	$ Value
U.S. Treasury Bills, 0.12% to 0.5%, 4/7/22 to
6/30/22(f)		16,000,000	15,991,599
Total Cash Equivalents (Cost $15,990,028)			15,991,599
Total Investments in Securities (Cost $297,311,972)			561,948,374
Due from Broker - 15.2%			87,082,342
Securities Sold Short - (15.1)%			(86,318,500)
Cash - 1.5%			8,446,975
Other Assets Less Other Liabilities - 0.4%			2,220,922
Net Assets - 100%			573,380,113
Net Asset Value Per Share - Investor Class			13.74
Net Asset Value Per Share - Institutional Class			14.74
Securities Sold Short - (15.1)%		Shares	$ Value
Invesco QQQ Trust		45,000	(16,314,300)
SPDR S&P 500 ETF Trust		155,000	(70,004,200)
Total Securities Sold Short (proceeds $44,306,823)			(86,318,500)

†	Non-controlled affiliate.
(a)	Non-income producing.
(b)	Fully or partially pledged as collateral on securities sold short.
(c)	Foreign domiciled entity.
(d)	The expiration date has yet to be determined but will be set based on the terms outlined in the prospectus.
(e)	This security is classified as Level 3 within the fair value hierarchy.
(f)	Interest rates presented represent the effective yield at March 31, 2022.

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 47

PARTNERS VALUE FUND
Schedule of Investments
March 31, 2022

Common Stocks - 96.5%
	% of Net
Communication Services	Assets	Shares	$ Value
Cable & Satellite	11.8
Liberty Media Corp-Liberty SiriusXM(a)
Class C		435,000	19,892,550
Class A		120,000	5,485,200
Liberty Broadband Corp.(a)
Class C		90,000	12,178,800
Class A		70,000	9,174,200
Liberty Latin America Ltd. - Class C(a) (b)		1,205,550	11,561,225
Interactive Media & Services	11.4
Alphabet, Inc. - Class C(a)		14,500	40,498,355
Meta Platforms, Inc. - Class A(a)		70,000	15,565,200
Alternative Carriers	3.8
Liberty Global PLC - Class C(a) (b)		725,000	18,784,750
	27.0		133,140,280
Financials
Multi-Sector Holdings	7.1
Berkshire Hathaway, Inc. - Class B(a)		100,000	35,291,000
Property & Casualty Insurance	4.3
Markel Corp.(a)		14,500	21,390,980
Insurance Brokers	3.3
Aon plc - Class A(b)		50,000	16,281,500
Investment Banking & Brokerage	2.9
The Charles Schwab Corp.		170,000	14,332,700
Regional Banks	2.1
First Republic Bank		64,000	10,374,400
Financial Exchanges & Data	1.7
MarketAxess Holdings, Inc.		24,000	8,164,800
	21.4		105,835,380
Information Technology
Data Processing & Outsourced Services	9.6
Visa, Inc. - Class A		92,500	20,513,725
Mastercard, Inc. - Class A		50,000	17,869,000
Black Knight, Inc.(a)		160,000	9,278,400
Application Software	3.4
Guidewire Software, Inc.(a)		120,000	11,354,400
ACI Worldwide, Inc.(a)		180,000	5,668,200
Semiconductors	3.2
Texas Instruments, Inc.		85,000	15,595,800
IT Consulting & Other Services	1.6
Gartner, Inc.(a)		26,402	7,853,539
	17.8		88,133,064
Industrials
Research & Consulting Services	6.2
CoStar Group, Inc.(a)		325,000	21,648,250
Dun & Bradstreet Holdings, Inc.(a)		500,000	8,760,000

	% of Net
Industrials	Assets	Shares	$ Value
Aerospace & Defense	3.1
HEICO Corp. - Class A		120,000	15,219,600
Industrial Machinery	1.5
IDEX Corp.		40,000	7,669,200
	10.8		53,297,050
Materials
Construction Materials	6.2
Martin Marietta Materials, Inc.		40,000	15,395,600
Vulcan Materials Co.		83,500	15,338,950
Specialty Chemicals	2.3
Axalta Coating Systems Ltd.(a) (b)		465,000	11,429,700
	8.5		42,164,250
Consumer Discretionary
Automotive Retail	5.3
CarMax, Inc.(a)		160,000	15,436,800
AutoZone, Inc.(a)		5,300	10,836,274
Distributors	2.6
LKQ Corp.		280,000	12,714,800
	7.9		38,987,874
Health Care
Health Care Services	3.1
Laboratory Corp. of America Holdings(a)		57,000	15,028,620
Total Common Stocks (Cost $244,149,632)			476,586,518
Cash Equivalents - 3.0%
		$ Principal
		Amount	$ Value
U.S. Treasury Bills, 0.12% to 0.5%, 4/7/22 to
6/30/22(c)		15,000,000	14,991,063
Total Cash Equivalents (Cost $14,990,463)			14,991,063
Total Investments in Securities (Cost $259,140,095)			491,577,581

Cash - 2.2%			11,063,808
Other Assets Less Other Liabilities - (1.7%)			(8,469,989)
Net Assets - 100%			494,171,400
Net Asset Value Per Share - Investor Class			32.18
Net Asset Value Per Share - Institutional Class			32.94

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	Interest rates presented represent the effective yield at March 31, 2022.

The accompanying notes form an integral part of these financial statements.

48 2022 Annual Report

SHORT DURATION INCOME FUND
Schedule of Investments
March 31, 2022

Corporate Bonds - 12.6%
	$ Principal
	Amount	$ Value
Abercrombie & Fitch Management Co.
8.75% 7/15/25(a)	2,125,000	2,247,060
American Airlines Group, Inc.
3.75% 3/1/25^ (a)	750,000	685,099
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	750,000	756,679
Ares Capital Corp. (ARES)
4.2% 6/10/24	3,000,000	3,023,961
Ashtead Capital, Inc.
1.5% 8/12/26(a)	1,000,000	908,982
4.38% 8/15/27(a)	3,000,000	3,043,395
Boeing Co. (The)
4.51% 5/1/23	1,000,000	1,017,500
Boston Properties LP
3.13% 9/1/23	9,560,000	9,620,642
Brunswick Corp.
0.85% 8/18/24	500,000	473,082
Carlisle Cos., Inc.
0.55% 9/1/23	2,000,000	1,938,732
3.5% 12/1/24	500,000	504,617
Cinemark USA, Inc.
5.88% 3/15/26(a)	2,199,000	2,135,603
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.5% 10/20/25(a)	3,000,000	3,019,790
Devon Energy Corp.
5.25% 10/15/27	390,000	404,450
Discovery Communications LLC
2.95% 3/20/23	2,277,000	2,283,103
Drax Finco PLC
6.63% 11/1/25(a) (b)	3,500,000	3,544,538
Energy Transfer LP
3.9% 5/15/24	1,852,000	1,864,468
EPR Properties
4.75% 12/15/26	2,354,000	2,358,177
Expedia Group, Inc.
3.6% 12/15/23	2,000,000	2,017,777
First Republic Bank
2.5% 6/6/22	4,200,000	4,205,613
FS KKR Capital Corp.
1.65% 10/12/24	6,000,000	5,660,418
Hercules Capital, Inc.
2.63% 9/16/26	1,500,000	1,380,009
Highwoods Realty LP
3.63% 1/15/23	1,275,000	1,281,336
iStar, Inc.
4.25% 8/1/25	2,502,000	2,465,684
JPMorgan Chase & Co.
3.38% 5/1/23	3,956,000	4,001,245
0.77% 8/9/25	1,000,000	948,704
Kimco Realty Corp.
3.13% 6/1/23	495,000	497,390
Kinder Morgan Energy Partners LP
3.95% 9/1/22	2,000,000	2,007,516
L Brands, Inc.
6.69% 1/15/27	1,000,000	1,063,585
Lennar Corp.
4.88% 12/15/23	1,951,000	2,004,998
Level 3 Financing, Inc.
5.25% 3/15/26	1,455,000	1,459,809
Markel Corp.
4.9% 7/1/22	3,850,000	3,878,228

	$ Principal
	Amount	$ Value
Masonite International Corp.
5.38% 2/1/28(a)	400,000	403,548
Matador Resources Co.
5.88% 9/15/26	500,000	509,825
Metropolitan Life Global Funding I
2.4% 6/17/22(a)	1,000,000	1,002,861
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,000,000	1,043,750
MPLX LP
3.38% 3/15/23	1,000,000	1,007,964
NXP BV/NXP Funding LLC
4.63% 6/1/23(a) (b)	3,500,000	3,556,497
Office Properties Income Trust
4% 7/15/22	1,000,000	1,002,205
PDC Energy, Inc.
6.13% 9/15/24	1,463,000	1,482,655
5.75% 5/15/26	3,000,000	3,045,825
QVC, Inc.
4.38% 3/15/23	3,000,000	3,019,770
RELX Capital, Inc.
3.5% 3/16/23	1,800,000	1,816,244
Starwood Property Trust, Inc.
4.75% 3/15/25	1,175,000	1,191,103
U.S. Bancorp
2.4% 7/30/24	500,000	497,013
Walgreens Boots Alliance, Inc.
0.95% 11/17/23	5,000,000	4,874,800
Xerox Corp.
4.38% 3/15/23	1,370,000	1,377,562
Total Corporate Bonds (Cost $99,684,024)		98,533,812
Corporate Convertible Bonds - 2.5%
Redwood Trust, Inc.
4.75% 8/15/23	10,000,000	9,909,939
5.63% 7/15/24	6,300,000	6,315,772
5.75% 10/1/25	3,000,000	2,949,375
Total Corporate Convertible Bonds (Cost $18,682,125)		19,175,086
Asset-Backed Securities - 32.8%
Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	2,622,779	2,599,149
American Credit Acceptance Receivables Trust (ACAR)
Series 2021-2 Class B - 0.37% 10/15/24(a)	500,095	499,196
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-2 Class D - 2.13% 3/18/26	320,000	312,943
Series 2020-3 Class D - 1.49% 9/18/26	3,000,000	2,870,075
ARI Fleet Lease Trust (ARIFL)
Series 2018-B Class A2 - 3.22% 8/16/27(a)	6,325	6,327
Series 2019-A Class A - 2.41% 11/15/27(a)	142,641	142,661
Series 2020-A Class A - 1.77% 8/15/28(a)	403,077	403,426
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2021-1A Class A - 1.19% 1/15/27(a)	472,502	464,330

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 49

	$ Principal
	Amount	$ Value
Carvana Auto Receivables Trust (CRVNA)
Series 2019-3A B Class B - 2.51% 4/15/24(a)	11,141	11,146
CFMT LLC (CFMT)
Series 2021-AL1 Class B - 1.39% 9/22/31(a)	5,594,145	5,474,489
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 - 0.47% 4/15/33(a)	1,778,193	1,730,948
DT Auto Owner Trust (DTAOT)
Series 2020-3A Class C - 0.54% 4/15/24(a)	63,145	63,076
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(a)	630,050	631,451
Series 2020-1 Class A - 1.78% 12/22/25(a)	1,519,839	1,519,323
Exeter Automobile Receivables Trust (EART)
Series 2017-3A Class C - 3.68% 7/17/23(a)	207,455	208,123
Series 2020-1A Class D - 2.73% 12/15/25(a)	2,400,000	2,391,340
Series 2020-3A Class D - 2.63% 7/15/26	1,440,000	1,413,456
First Investors Auto Owner Trust (FIAOT)
Series 2022-1A Class A - 2.03% 1/15/27(a)	3,406,795	3,378,277
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2021-1 Class A2 - 0.4% 8/15/24(a)	202,208	201,366
Series 2022-1 Class A2 - 1.15% 9/15/25(a)	1,750,000	1,725,870
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-2A Class A1 - 1.58% 8/15/24(a)	363,022	363,144
Series 2020-2A Class B - 3.16% 6/16/25(a)	250,000	250,518
Series 2020-3A Class B - 1.38% 8/15/24(a)	614,874	614,357
Series 2021-1A Class A1 - 0.34% 5/15/24(a)	389,062	388,661
Series 2021-4A Class A - 0.84% 7/15/25(a)	5,920,227	5,866,225
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-1 Class A5 - 0.99% 1/25/28(a)	834,782	828,083
Series 2020-2 Class A2 - 0.84% 2/25/28(a)	906,353	894,893
Series 2021-1 Class A2 - 0.88% 9/25/28(a)	3,938,597	3,870,408
Series 2021-2 Class A4 - 0.89% 12/26/28(a)	3,318,267	3,257,324
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A - 1.3% 8/17/26(a)	7,661,719	7,510,671
Santander Bank NA (SBCLN)
Series 2021-1A Class B - 1.83% 12/15/31(a)	2,799,291	2,750,494
Santander Drive Auto Receivables Trust (SDART)
Series 2020-2 Class D - 2.22% 9/15/26	5,745,000	5,701,929
Series 2020-3 Class C - 1.12% 1/15/26	900,000	893,377
Series 2020-4 Class C - 1.01% 1/15/26	1,000,000	988,926
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class B - 2.45% 3/25/26(a) (b)	493,605	494,633
Series 2019-CRTA Class C - 2.85% 3/25/26(a) (b)	370,204	371,482
United Auto Credit Securitization Trust (UACST)
Series 2021-1 Class B - 0.34% 7/10/23(a)	46,828	46,799
Westlake Automobile Receivables Trust (WLAKE)
Series 2020-2A Class A - 0.93% 2/15/24(a)	331,525	331,430
Series 2020-3A Class D - 1.65% 2/17/26(a)	1,650,000	1,599,565
Series 2021-1A Class C - 0.95% 3/16/26(a)	2,385,000	2,310,862
Series 2022-1A Class A2A - 1.97% 12/16/24(a)	6,500,000	6,488,126
		71,868,879
Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO LP (ABPCI)
Series 2016-1A Class A1A2 - 1.95% 7/20/33 Floating
Rate (Qtrly LIBOR + 170)(a) (b) (c)	2,000,000	1,979,746
Series 2020-10A Class A - 2.2% 1/20/32 Floating Rate
(Qtrly LIBOR + 195)(a) (b) (c)	6,500,000	6,509,721
Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class A1 - 1.75% 10/20/33 Floating Rate
(Qtrly LIBOR + 150)(a) (c)	6,000,000	5,995,597

	$ Principal
	Amount	$ Value
Ballyrock CLO Ltd. (BALLY)
Series 2016-1A Class BR2 - 1.59% 10/15/28 Floating
Rate (Qtrly LIBOR + 135)(a) (b) (c)	4,000,000	3,990,480
BCRED MML CLO LLC (BXCMM)
Series 2022-1A Class A1 - 2.24% 4/20/35 Floating Rate
(Qtrly SOFR + 165)(a) (b) (c)	3,000,000	2,964,291
BlackRock Elbert CLO V Ltd. (ELB)
Series 5A Class A1 - 2.73% 12/15/31 Floating Rate (Qtrly
LIBOR + 190)(a) (b) (c)	4,000,000	3,976,676
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A - 1.95% 4/20/33 Floating Rate
(Qtrly LIBOR + 170)(a) (b) (c)	5,500,000	5,452,431
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A - 2.73% 12/15/28 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	2,296,996	2,298,144
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A - 2.09% 10/15/31 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	5,500,000	5,491,585
Series 2020-2A Class A - 2.14% 10/15/32 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	4,500,000	4,479,165
Series 2021-2A Class A - 1.86% 4/22/33 Floating Rate
(Qtrly LIBOR + 162)(a) (b) (c)	3,000,000	2,971,530
Series 2021-6A Class A - 1.64% 11/22/33 Floating Rate
(Qtrly LIBOR + 140)(a) (b) (c)	2,833,686	2,835,244
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 - 1.63% 10/24/33 Floating Rate
(Qtrly LIBOR + 150)(a) (b) (c)	2,750,000	2,744,939
Deerpath Capital CLO Ltd. (DPATH)
Series 2021-2A Class A1 - 1.84% 1/15/34 Floating Rate
(Qtrly LIBOR + 160)(a) (b) (c)	4,000,000	3,956,020
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2017-9A Class A1TR - 1.67% 10/15/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	1,500,000	1,490,085
Series 2021-15A Class A2 - 1.81% 4/25/33 Floating Rate
(Qtrly LIBOR + 155)(a) (b) (c)	3,500,000	3,466,263
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2016-31A Class CR - 3.22% 8/5/30 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	1,000,000	991,565
Series 2021-54A Class A2 - 1.85% 8/5/33 Floating Rate
(Qtrly LIBOR + 153)(a) (b) (c)	4,500,000	4,492,082
Series 2021-54A Class B - 2.17% 8/5/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	2,500,000	2,470,296
Ivy Hill Middle Market Credit Fund IX Ltd. (IVYH)
Series 9A Class A1TR - 1.9% 4/15/34 Floating Rate (Qtrly
SOFR + 162)(a) (b) (c)	3,500,000	3,458,844
KKR Lending Partners III Clo LLC (KKRLP)
Series 2021-1A Class B - 2.15% 10/20/30 Floating Rate
(Qtrly LIBOR + 190)(a) (c)	2,000,000	1,984,312
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class A1R - 1.93% 7/15/33 Floating
Rate (Qtrly LIBOR + 169)(a) (b) (c)	5,000,000	4,991,763
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 - 2.3% 9/14/33 Floating Rate
(Qtrly LIBOR + 150)(a) (b) (c)	7,500,000	7,437,183
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A1 - 1.5% 4/20/29 Floating Rate
(Qtrly LIBOR + 125)(a) (b) (c)	3,000,000	2,990,253
		89,418,215
Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2020-A Class A - 2.1% 2/18/25(a)	4,951,509	4,943,042
Series 2021-A Class A4 - 0.88% 8/15/25(a)	2,150,000	2,138,942

The accompanying notes form an integral part of these financial statements.

50 2022 Annual Report

SHORT DURATION INCOME FUND (CONTINUED)

Schedule of Investments March 31, 2022

	$ Principal
	Amount	$ Value
Series 2021-B Class A - 1.03% 8/15/26(a)	2,000,000	1,912,228
Bankers Healthcare Group Securitization Trust (BHG)
Series 2020-A Class A - 2.56% 9/17/31(a)	3,010,360	2,999,006
Series 2021-A Class A - 1.42% 11/17/33(a)	722,799	688,860
Conn's Receivables Funding LLC (CONN)
Series 2020-A Class A - 1.71% 6/16/25(a)	22,953	22,932
Series 2021-A Class A - 1.05% 5/15/26(a)	6,878,586	6,851,975
Foundation Finance Trust (FFIN)
Series 2019-1A Class A - 3.86% 11/15/34(a)	1,199,345	1,211,354
Series 2021-2A Class A - 2.19% 1/15/42(a)	2,500,673	2,409,216
FREED ABS Trust (FREED)
Series 2021-1CP Class A - 0.66% 3/20/28(a)	201,081	200,664
Series 2021-2 Class A - 0.68% 6/19/28(a)	251,038	250,685
Series 2022-1FP Class A - 0.94% 3/19/29(a)	1,235,424	1,226,903
Series 2022-1FP Class B - 1.91% 3/19/29(a)	4,000,000	3,901,790
Marlette Funding Trust (MFT)
Series 2021-1A Class A2 - 0.6% 6/16/31(a)	625,766	623,350
Series 2021-2A Class A - 0.51% 9/15/31(a)	1,817,905	1,801,170
Series 2021-2A Class B - 1.06% 9/15/31(a)	2,000,000	1,938,852
Series 2021-3A Class A - 0.65% 12/15/31(a)	1,382,497	1,365,070
Series 2022-1A Class A - 1.36% 4/15/32(a)	6,250,000	6,210,142
Onemain Financial Issuance Trust (OMFIT)
Series 2018-1A Class A - 3.3% 3/14/29(a)	1,516,178	1,516,552
Series 2018-1A Class B - 3.61% 3/14/29(a)	1,500,000	1,503,354
Pagaya AI Debt Selection Trust (PAID)
Series 2020-3 Class A - 2.1% 5/17/27(a)	595,976	595,784
Series 2021-1 Class A - 1.18% 11/15/27(a)	3,981,859	3,927,672
Series 2021-3 Class A - 1.15% 5/15/29(a)	1,252,465	1,227,326
Series 2021-HG1 Class A - 0.46% 1/16/29(a)	4,159,625	4,032,017
SoFi Consumer Loan Program Trust (SCLP)
Series 2018-4 Class C - 4.17% 11/26/27(a)	725,371	728,096
Series 2020-1 Class A - 2.02% 1/25/29(a)	91,314	91,364
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	3,651,771	3,600,039
Upstart Securitization Trust (UPST)
Series 2019-2 Class B - 3.73% 9/20/29(a)	148,700	148,876
Series 2020-1 Class A - 2.32% 4/22/30(a)	66,390	66,403
Series 2020-3 Class A - 1.7% 11/20/30(a)	1,084,464	1,082,260
Series 2021-1 Class A - 0.87% 3/20/31(a)	744,726	738,033
Series 2021-2 Class A - 0.91% 6/20/31(a)	951,930	935,712
Series 2021-3 Class A - 0.83% 7/20/31(a)	1,337,229	1,313,633
Series 2021-5 Class A - 1.31% 11/20/31(a)	2,370,628	2,267,877
		64,471,179
Equipment
Amur Equipment Finance Receivables LLC (AXIS)
Series 2020-1A Class A2 - 1.68% 8/20/25(a)	547,321	546,785
Series 2021-1A Class A2 - 0.75% 11/20/26(a)	3,360,999	3,296,549
Atalaya Equipment Leasing Trust (AELF)
Series 2021-1A Class A1 - 0.33% 11/15/22(a)	728,874	728,104
CCG Receivables Trust (CCG)
Series 2019-1 Class B - 3.22% 9/14/26(a)	250,000	251,740
Series 2019-2 Class A - 2.11% 3/15/27(a)	459,221	460,155
Dell Equipment Finance Trust (DEFT)
Series 2021-2 Class A2 - 0.53% 12/22/26(a)	625,000	600,738
Series 2022-1 Class A2 - 2.11% 8/22/27(a)	2,750,000	2,739,653
Dext ABS LLC (DEXT)
Series 2020-1 Class A - 1.46% 2/16/27(a)	1,391,494	1,384,181
Series 2021-1 Class A - 1.12% 2/15/28(a)	3,297,952	3,227,848

	$ Principal
	Amount	$ Value
Hewett-Packard Financial Services Equipment Trust
(HPEFS)
Series 2019-1A Class D - 2.72% 9/20/29(a)	1,000,000	1,003,825
Series 2020-1A Class A3 - 1.76% 2/20/30(a)	1,389,128	1,389,980
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2019-1 Class A2 - 2.29% 10/15/24(a)	1,748,348	1,750,616
Series 2020-1 Class A - 1.37% 11/17/25(a)	1,305,223	1,299,087
Series 2021-1 Class A2 - 1.1% 7/15/27(a)	4,250,000	4,114,256
		22,793,517
Other
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class A - 2.74% 2/25/39(a)	300,242	293,323
Octane Receivables Trust (OCTL)
Series 2019-1A Class A - 3.16% 9/20/23(a)	126,485	126,633
Series 2020-1A Class A2 - 1.71% 2/20/25(a)	2,597,649	2,582,801
Series 2021-1A Class A5 - 0.93% 3/22/27(a)	1,269,499	1,240,229
Series 2021-2A Class A - 1.21% 9/20/28(a)	2,312,417	2,255,862
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class A - 2.59% 5/20/36(a)	546,750	539,049
Series 2019-2A Class B - 2.82% 5/20/36(a)	68,344	67,058
Series 2020-2A Class A - 1.33% 7/20/37(a)	897,259	860,770
		7,965,725
Total Asset-Backed Securities (Cost $258,969,903)		256,517,515
Commercial Mortgage-Backed Securities - 12.5%
Arbor Realty Commercial Real Estate Notes Ltd. (ARCLO)
Series 2021-FL4 Class A - 1.75% 11/15/36 Floating Rate
(Mthly LIBOR + 135)(a) (b)	5,000,000	4,954,626
AREIT Trust (AREIT)
Series 2021-CRE5 Class A - 1.48% 7/17/26 Floating Rate
(Mthly LIBOR + 108)(a)	6,000,000	5,974,092
BDS Ltd. (BDS)
Series 2021-FL10 Class A - 1.82% 12/18/36 Floating
Rate (Mthly LIBOR + 135)(a) (b)	4,000,000	3,947,603
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 2.45% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(a)	2,625,000	2,601,379
BPCRE Ltd. (BPCRE)
Series 2021-FL1 Class A4 - 1.59% 2/15/37 Floating Rate
(Mthly LIBOR + 115)(a) (b)	4,000,000	4,011,344
BPR Trust (BPR)
Series 2021-KEN Class A - 1.65% 2/15/29 Floating Rate
(Mthly LIBOR + 125)(a)	3,000,000	2,981,251
GPMT Ltd. (GPMT)
Series 2018-FL1 Class C - 2.6% 11/19/35 Floating Rate
(Mthly LIBOR + 215)(a) (b)	5,434,511	5,452,679
Series 2018-FL1 Class D - 3.4% 11/21/35 Floating Rate
(Mthly LIBOR + 295)(a) (b)	4,500,000	4,506,959
Series 2021-FL3 Class A - 1.72% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(a) (b)	4,299,924	4,291,462
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 - 1.48% 6/16/36 Floating Rate
(Mthly LIBOR + 105)(a) (b)	4,750,000	4,701,313
Series 2021-FL2 Class A4 - 1.43% 9/19/26 Floating Rate
(Mthly LIBOR + 100)(a) (b)	2,750,000	2,705,815
Hilton USA Trust (HILT)
Series 2016-SFP Class E - 5.52% 11/5/35(a)	4,300,000	4,262,115

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 51

	$ Principal
	Amount	$ Value
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 - 1.51% 2/15/39 Floating Rate
(Mthly LIBOR + 107)(a) (b)	4,500,000	4,460,904
Series 2022-FL3 Class A - 1.78% 2/15/39 Floating Rate
(Mthly SOFR + 145)(a) (b)	4,500,000	4,485,312
LoanCore Issuer Ltd. (LNCR)
Series 2021-CRE5 Class A - 1.7% 7/15/36 Floating Rate
(Mthly LIBOR + 130)(a) (b)	5,000,000	4,953,359
Series 2022-CRE7 Class A - 1.6% 1/17/37 Floating Rate
(SOFR 30 Day Avg + 155)(a) (b)	4,750,000	4,734,496
MF1 Ltd. (MF1)
Series 21-FL7 Class A - 1.51% 10/18/36 Floating Rate
(Mthly LIBOR + 108)(a) (b)	2,000,000	1,972,050
PFP Ltd. (PFP)
Series 2019-5 Class B - 2.08% 4/14/36 Floating Rate
(Mthly LIBOR + 165)(a) (b)	2,500,000	2,490,617
Series 2019-5 Class C - 2.43% 4/14/36 Floating Rate
(Mthly LIBOR + 200)(a) (b)	1,500,000	1,474,418
Series 2021-7 Class AS - 1.55% 4/14/38 Floating Rate
(Mthly LIBOR + 115)(a) (b)	4,499,775	4,464,371
Ready Capital Mortgage Financing LLC (RCMT)
Series 2020-FL4 Class A - 2.61% 2/25/35 Floating Rate
(Mthly LIBOR + 215)(a)	2,618,519	2,629,328
ReadyCap Commercial Mortgage Trust (RCMT)
Series 2021-FL7 Class A - 1.66% 11/25/36 Floating Rate
(Mthly LIBOR + 120)(a)	3,999,443	3,965,777
STWD Ltd. (STWD)
Series 2022-FL3 Class A - 1.4% 11/15/38 Floating Rate
(SOFR 30 Day Avg + 135)(a) (b)	6,500,000	6,459,102
VMC Finance LLC (VMC)
Series 2018-FL2 Class C - 2.39% 10/15/35 Floating Rate
(Mthly LIBOR + 195)(a)	1,417,069	1,421,350
Series 2021-FL4 Class A - 1.57% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(a)	4,074,724	4,017,874
Total Commercial Mortgage-Backed Securities (Cost $98,573,800)		97,919,596
Mortgage-Backed Securities - 12.5%
Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A - 4% 3/15/25	311,756	316,252
Series 4107 Class LW - 1.75% 8/15/27	3,920,469	3,702,801
Series 4281 Class AG - 2.5% 12/15/28	219,958	219,501
Series 3003 Class LD - 5% 12/15/34	512,821	550,369
Series 2952 Class PA - 5% 2/15/35	248,859	259,342
Series 3620 Class PA - 4.5% 12/15/39	409,364	420,036
Series 3842 Class PH - 4% 4/15/41	533,127	545,087
Pass-Through Securities
Pool# G18190 – 5.5% 6/1/22	343	344
Pool# G13300 – 4.5% 5/1/23	9,842	10,093
Pool# G18296 – 4.5% 2/1/24	40,371	41,424
Pool# G18306 – 4.5% 4/1/24	89,344	91,690
Pool# G18308 – 4% 5/1/24	170,203	175,096
Pool# J13949 – 3.5% 12/1/25	908,092	928,379
Pool# E02804 – 3% 12/1/25	618,719	625,345
Pool# J14649 – 3.5% 4/1/26	605,390	619,313
Pool# E02948 – 3.5% 7/1/26	1,849,403	1,891,356
Pool# J16663 – 3.5% 9/1/26	1,722,552	1,762,135
Pool# E03033 – 3% 2/1/27	1,022,687	1,034,091

	$ Principal
	Amount	$ Value
Pool# ZS8692 – 2.5% 4/1/33	829,930	821,735
Pool# G01818 – 5% 5/1/35	597,285	641,746
		14,656,135
Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2010-54 Class WA - 3.75% 6/25/25	74,825	75,266
Pass-Through Securities
Pool# 888439 – 5.5% 6/1/22	87	87
Pool# AR8198 – 2.5% 3/1/23	333,154	330,095
Pool# MA1502 – 2.5% 7/1/23	318,534	315,541
Pool# 995960 – 5% 12/1/23	7,531	7,674
Pool# AD0629 – 5% 2/1/24	5,665	5,773
Pool# 930667 – 4.5% 3/1/24	75,451	77,401
Pool# 995693 – 4.5% 4/1/24	50,398	51,646
Pool# MA0043 – 4% 4/1/24	241,027	247,739
Pool# 995692 – 4.5% 5/1/24	185,685	190,408
Pool# 931739 – 4% 8/1/24	40,924	42,079
Pool# AE0031 – 5% 6/1/25	64,468	65,792
Pool# AD7073 – 4% 6/1/25	146,617	150,822
Pool# AL0471 – 5.5% 7/1/25	137,729	140,862
Pool# 310139 – 3.5% 11/1/25	1,090,272	1,114,253
Pool# AB1769 – 3% 11/1/25	491,928	496,152
Pool# AH3429 – 3.5% 1/1/26	2,717,858	2,776,694
Pool# AB2251 – 3% 2/1/26	678,975	685,171
Pool# AB3902 – 3% 11/1/26	489,948	494,792
Pool# AB4482 – 3% 2/1/27	2,528,935	2,555,632
Pool# AL1366 – 2.5% 2/1/27	893,987	885,977
Pool# AB6291 – 3% 9/1/27	497,393	502,310
Pool# MA3189 – 2.5% 11/1/27	822,906	814,780
Pool# MA3791 – 2.5% 9/1/29	1,785,443	1,767,811
Pool# BM5708 – 3% 12/1/29	1,389,964	1,402,353
Pool# MA0587 – 4% 12/1/30	1,644,730	1,692,979
Pool# BA4767 – 2.5% 1/1/31	905,510	896,568
Pool# AS7701 – 2.5% 8/1/31	2,824,904	2,799,679
Pool# 555531 – 5.5% 6/1/33	1,255,692	1,375,563
Pool# MA3540 – 3.5% 12/1/33	906,813	930,789
Pool# 725232 – 5% 3/1/34	115,768	125,227
Pool# 995112 – 5.5% 7/1/36	563,959	618,096
		23,636,011
Government National Mortgage Association
Pass-Through Securities
Pool# 5255 – 3% 12/20/26	2,121,861	2,139,346
Non-Government Agency
Collateralized Mortgage Obligations
Bunker Hill Loan Depositary Trust (BHLD)
Series 2019-3A Class A1 - 2.72% 11/25/59(a) (c)	1,094,375	1,085,452
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
Series 2014-A Class A - 4% 1/25/35(a) (c)	433,072	427,814
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 - 3% 3/25/47(a) (c)	729,066	712,446
Series 2021-7 Class B - 2.5% 8/25/51(a) (c)	5,830,453	5,615,802
Series 2021-10IN Class A6 - 2.5% 10/25/51(a) (c)	5,581,755	5,376,259
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2021-PJ9 Class A8 - 2.5% 2/26/52(a) (c)	3,657,829	3,504,547
Series 2022-PJ1 Class AB - 2.5% 5/28/52(a) (c)	4,398,341	4,236,739

The accompanying notes form an integral part of these financial statements.

52 2022 Annual Report

SHORT DURATION INCOME FUND (CONTINUED)
Schedule of Investments
March 31, 2022

	$ Principal
	Amount	$ Value
Series 2022-PJ2 Class A24 - 3% 6/25/52(a) (c)	2,981,069	2,919,858
Series 2020-NQM1 Class A1 - 1.38% 9/27/60(a) (c)	648,078	633,161
JPMorgan Mortgage Trust (JPMMT)
Series 2014-2 Class 2A2 - 3.5% 6/25/29(a) (c)	967,306	951,588
Series 2014-5 Class B - 2.86% 10/25/29(a) (c)	2,123,970	2,094,232
Series 2016-3 Class A - 3% 10/25/46(a) (c)	1,690,177	1,628,281
Series 2017-3 Class A - 2.5% 8/25/47(a) (c)	3,225,248	3,097,367
Series 2018-6 Class 2A2 - 3% 12/25/48(a) (c)	628,968	625,375
Series 2020-7 Class A - 3% 1/25/51(a) (c)	198,413	198,505
Series 2020-8 Class A - 3% 3/25/51(a) (c)	331,382	332,209
Series 2021-4 Class A4 - 2.5% 8/25/51(a) (c)	2,373,093	2,283,345
Series 2021-6 Class B - 2.5% 10/25/51(a) (c)	5,310,564	5,115,445
Series 2021-8 Class B - 2.5% 12/25/51(a) (c)	1,727,879	1,645,760
Series 2022-2 Class A4A - 2.5% 8/25/52(a) (c)	2,150,003	2,058,663
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A - 3% 2/25/50(a) (c)	903,468	904,515
Rate Mortgage Trust (RATE)
Series 2021-J3 Class A7 - 2.5% 10/25/51(a) (c)	4,733,323	4,559,063
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(a) (c)	6,295,104	6,063,345
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(a) (c)	620,607	623,634
Series 2020-2 Class A - 3.5% 3/25/50(a) (c)	75,073	75,079
Series 2020-3 Class A - 3% 4/25/50(a) (c)	514,503	513,992
		57,282,476
Total Mortgage-Backed Securities (Cost $99,962,854)		97,713,968
U.S. Treasuries - 23.2%
U.S. Treasury Notes
2% 7/31/22	17,000,000	17,069,348
2% 2/15/23	7,000,000	7,024,093
1.5% 2/28/23	25,000,000	24,967,924
2% 5/31/24	18,000,000	17,851,641
2.13% 11/30/24	2,500,000	2,476,074
1.5% 11/30/24	17,000,000	16,563,711
2.75% 2/28/25	2,000,000	2,013,594
1.13% 2/28/25	9,000,000	8,653,359
0.38% 4/30/25	5,000,000	4,682,812
0.25% 8/31/25	20,000,000	18,508,203
1.88% 7/31/26	15,000,000	14,618,262
1.63% 10/31/26	17,000,000	16,368,145
1.13% 2/28/27	10,000,000	9,384,766
1.13% 2/29/28	16,000,000	14,839,375
1.25% 3/31/28	7,000,000	6,530,645
Total U.S. Treasuries (Cost $187,972,228)		181,551,952

Short-Term Securities Held as Collateral for Securities on Loan - 0.0%
Citibank N.A. DDCA
0.32%	34,969	34,969

	$ Principal
	Amount	$ Value
Goldman Sachs Financial Square Government Fund
Institutional Class - 0.26%	314,719	314,719

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $349,688)		349,688
Total Investments in Securities (Cost $764,194,622)		751,761,617
Cash - 3.9%		30,240,897
Other Assets Less Other Liabilities - 0.0%		38,877
Net Assets - 100%		782,041,391
Net Asset Value Per Share - Investor Class		11.98
Net Asset Value Per Share - Institutional Class		12.00

^	This security or a partial position of this security was on loan as of March 31, 2022. The total value of securities on loan as of March 31, 2022 was $342,604.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 53

ULTRA SHORT GOVERNMENT FUND
Schedule of Investments
March 31, 2022

Asset-Backed Securities - 6.5%
	$ Principal
	Amount	$ Value
Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	145,710	144,397
American Credit Acceptance Receivables Trust (ACAR)
Series 2021-2 Class B - 0.37% 10/15/24(a)	62,512	62,399
ARI Fleet Lease Trust (ARIFL)
Series 2019-A Class A - 2.41% 11/15/27(a)	109,358	109,373
Series 2020-A Class A - 1.77% 8/15/28(a)	247,605	247,819
CFMT LLC (CFMT)
Series 2021-AL1 Class B - 1.39% 9/22/31(a)	399,582	391,035
DT Auto Owner Trust (DTAOT)
Series 2020-3A Class C - 0.54% 4/15/24(a)	31,573	31,538
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-4A Class A - 0.52% 2/15/24(a)	19,810	19,803
Series 2021-4A Class A - 0.84% 7/15/25(a)	422,873	419,016
United Auto Credit Securitization Trust (UACST)
Series 2021-1 Class B - 0.34% 7/10/23(a)	46,828	46,799
Westlake Automobile Receivables Trust (WLAKE)
Series 2020-2A Class A - 0.93% 2/15/24(a)	62,161	62,143
Series 2022-1A Class A2A - 1.97% 12/16/24(a)	250,000	249,544
Wheels SPV 2 LLC (WHLS)
Series 2020-1A Class A2 - 0.51% 8/20/29(a)	278,177	275,595

		2,059,461
Consumer & Specialty Finance
Conn's Receivables Funding LLC (CONN)
Series 2021-A Class A - 1.05% 5/15/26(a)	299,069	297,912
FREED ABS Trust (FREED)
Series 2022-1FP Class A - 0.94% 3/19/29(a)	411,808	408,968
Marlette Funding Trust (MFT)
Series 2021-2A Class A - 0.51% 9/15/31(a)	113,619	112,573
Onemain Financial Issuance Trust (OMFIT)
Series 2018-1A Class A - 3.3% 3/14/29(a)	93,862	93,885
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	260,841	257,146
Upstart Securitization Trust (UPST)
Series 2020-1 Class A - 2.32% 4/22/30(a)	10,488	10,490
Series 2021-3 Class A - 0.83% 7/20/31(a)	167,154	164,204
		1,345,178
Equipment
Atalaya Equipment Leasing Trust (AELF)
Series 2021-1A Class A1 - 0.33% 11/15/22(a)	91,109	91,013
Dell Equipment Finance Trust (DEFT)
Series 2020-2 Class A - 0.47% 10/24/22(a)	88,286	88,215
Pawnee Equipment Receivables LLC (PWNE)
Series 2021-1 Class A1 - 0.3% 10/17/22(a)	474,987	474,209
		653,437
Total Asset-Backed Securities (Cost $4,085,701)		4,058,076
U.S. Treasuries - 81.6%
U.S. Treasury Notes
2.25% 4/15/22	4,000,000	4,003,002
0.13% 4/30/22	5,000,000	4,999,359
1.75% 5/15/22	20,000,000	20,035,555
1.88% 5/31/22	1,000,000	1,002,351

	$ Principal
	Amount	$ Value
1.75% 5/31/22	13,000,000	13,028,967
0.13% 6/30/22	8,000,000	7,991,037
Total U.S. Treasuries (Cost $51,077,791)		51,060,271
Total Investments in Securities (Cost $55,163,492)		55,118,347
Cash - 34.1%		21,310,093
Other Assets Less Other Liabilities - (22.2%)		(13,854,255)
Net Assets - 100%		62,574,185
Net Asset Value Per Share - Institutional Class		9.99

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

54 2022 Annual Report

VALUE FUND
Schedule of Investments
March 31, 2022

Common Stocks - 98.0%
	% of Net
Information Technology	Assets	Shares	$ Value
Data Processing & Outsourced Services	12.0
Mastercard, Inc. - Class A		115,000	41,098,700
Visa, Inc. - Class A		185,000	41,027,450
Fidelity National Information Services, Inc.		315,000	31,632,300
IT Consulting & Other Services	5.7
Accenture plc - Class A(a)		80,000	26,978,400
Gartner, Inc.(b)		90,000	26,771,400
Semiconductors	3.6
Analog Devices, Inc.		210,000	34,687,800
Systems Software	2.8
Oracle Corp.		325,000	26,887,250
Application Software	2.7
Salesforce, Inc.(b)		120,000	25,478,400
	26.8		254,561,700
Communication Services
Interactive Media & Services	12.3
Alphabet, Inc. - Class C(b)		27,000	75,410,730
Meta Platforms, Inc. - Class A(b)		185,000	41,136,600
Cable & Satellite	9.9
Liberty Broadband Corp. - Class C(b)		320,000	43,302,400
Liberty Media Corp-Liberty SiriusXM - Class C(b)		625,000	28,581,250
Comcast Corp. - Class A		475,000	22,239,500
	22.2		210,670,480
Financials
Multi-Sector Holdings	4.6
Berkshire Hathaway, Inc. - Class B(b)		125,000	44,113,750
Insurance Brokers	3.1
Aon plc - Class A(a)		90,000	29,306,700
Financial Exchanges & Data	2.9
S&P Global, Inc.		67,500	27,687,150
Investment Banking & Brokerage	2.9
The Charles Schwab Corp.		325,000	27,400,750

	13.5		128,508,350
Health Care
Life Sciences Tools & Services	4.4
Thermo Fisher Scientific, Inc.		70,000	41,345,500
Health Care Equipment	4.3
Danaher Corp.		140,000	41,066,200
Health Care Services	3.5
Laboratory Corp. of America Holdings(b)		125,000	32,957,500
	12.2		115,369,200

	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Automotive Retail	6.0
AutoZone, Inc.(b)		15,000	30,668,700
CarMax, Inc.(b)		265,000	25,567,200
Internet & Direct Marketing Retail	2.9
Amazon.com, Inc.(b)		8,500	27,709,575
	8.9		83,945,475
Industrials
Research & Consulting Services	4.5
CoStar Group, Inc.(b)		650,000	43,296,500
Industrial Conglomerates	3.5
Roper Technologies, Inc.		70,000	33,056,100
	8.0		76,352,600
Materials
Construction Materials	3.9
Vulcan Materials Co.		200,000	36,740,000
Industrial Gases	2.5
Linde plc(a)		75,000	23,957,250
	6.4		60,697,250
Total Common Stocks (Cost $468,577,624)			930,105,055
Cash Equivalents - 1.8%
		$ Principal
		Amount	$ Value
U.S. Treasury Bills, 0.12% to 0.5%, 4/7/22 to
6/30/22(c)		17,000,000	16,987,337
Total Cash Equivalents (Cost $16,986,444)			16,987,337
Total Investments in Securities (Cost $485,564,068)			947,092,392
Cash - 1.1%			10,186,777
Other Assets Less Other Liabilities - (0.9%)			(8,508,513)
Net Assets - 100%			948,770,656
Net Asset Value Per Share - Investor Class			56.83
Net Asset Value Per Share - Institutional Class			58.02

(a)	Foreign domiciled entity.
(b)	Non-income producing.
(c)	Interest rates presented represent the effective yield at March 31, 2022.

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 55

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2022

				Nebraska			Short
		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars, except share data)	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value
Assets:
Investments in securities at
value*#:
Unaffiliated issuers	210,203,287	334,609,836	192,165,938	31,000,327	545,234,374	491,577,581	751,761,617	55,118,347	947,092,392
Non-controlled affiliates	—	—	—	—	16,714,000	—	—	—	—
	210,203,287	334,609,836	192,165,938	31,000,327	561,948,374	491,577,581	751,761,617	55,118,347	947,092,392
Accrued interest and dividends
receivable	329,852	1,697,165	—	338,068	387	—	2,365,428	263,414	55,422
Due from broker	—	—	—	—	87,082,342	—	—	—	—
Receivable for securities sold	—	211,800	—	—	7,433,162	—	—	—	—
Receivable for fund shares sold	69,459	632,933	3,013	—	88,660	7,376	723,370	5,745	5,156
Reclaims receivable	15,415	—	—	—	—	—	—	—	—
Receivable from adviser	—	—	—	20,467	—	—	—	31,502	—
Prepaid expenses	24,786	25,845	15,973	5,598	21,387	19,957	37,578	26,298	29,312
Cash	6,136,608	17,141,611	3,205,944	1,565,778	8,446,975	11,063,808	30,240,897	21,310,093	10,186,777
Total assets	216,779,407	354,319,190	195,390,868	32,930,238	665,021,287	502,668,722	785,128,890	76,755,399	957,369,059
Liabilities:
Dividends payable on securities
sold short	—	—	—	—	231,246	—	—	5,944	—
Due to adviser	62,982	9,771	124,240	—	509,422	347,507	344,206	—	701,067
Payable for collateral received on
loaned securities	—	1,436,376	—	—	—	—	349,688	—	—
Payable for securities purchased	5,992,102	4,898,378	1,999,964	—	4,027,061	7,999,856	1,894,179	14,128,444	6,999,874
Payable for fund shares redeemed	108,380	300,870	35,392	26,701	415,622	61,135	385,385	18,759	746,583
Securities sold short^	—	—	—	—	86,318,500	—	—	—	—
Other	49,344	68,930	44,726	23,508	139,323	88,824	114,041	28,067	150,879
Total liabilities	6,212,808	6,714,325	2,204,322	50,209	91,641,174	8,497,322	3,087,499	14,181,214	8,598,403
Net assets	210,566,599	347,604,865	193,186,546	32,880,029	573,380,113	494,171,400	782,041,391	62,574,185	948,770,656
Composition of net assets:
Paid-in capital	165,079,670	357,179,513	112,403,782	33,489,483	318,877,113	236,296,558	793,033,423	62,636,788	394,518,192
Total distributable earnings	45,486,929	(9,574,648)	80,782,764	(609,454)	254,503,000	257,874,842	(10,992,032)	(62,603)	554,252,464
Net assets	210,566,599	347,604,865	193,186,546	32,880,029	573,380,113	494,171,400	782,041,391	62,574,185	948,770,656
Net assets(a):
Investor Class	64,731,691	54,279,028	193,186,546	32,880,029	14,146,528	214,990,537	60,016,990		633,358,115
Institutional Class	145,834,908	293,325,837			559,233,585	279,180,863	722,024,401	62,574,185	315,412,541
Shares outstanding(a)(b):
Investor Class	3,880,359	5,194,906	3,868,437	3,377,978	1,029,535	6,681,340	5,011,028		11,144,331
Institutional Class	8,734,019	28,066,893			37,951,622	8,475,533	60,159,024	6,265,861	5,436,073
Net asset value, offering and redemption price(a):
Investor Class	16.68	10.45	49.94	9.73	13.74	32.18	11.98		56.83
Institutional Class	16.70	10.45			14.74	32.94	12.00	9.99	58.02
* Cost of investments in
securities:
Unaffiliated Issuers	167,071,153	345,113,018	119,496,508	31,513,774	296,884,972	259,140,095	764,194,622	55,163,492	485,564,068
Non-controlled affiliates	—	—	—	—	427,000	—	—	—	—
	167,071,153	345,113,018	119,496,508	31,513,774	297,311,972	259,140,095	764,194,622	55,163,492	485,564,068
^ Proceeds from short sales	—	—	—	—	44,306,823	—	—	—	—

#	Includes securities on loan as shown in the Schedule of Investments.
(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
(b)	Indefinite number of no par value shares authorized.

The accompanying notes form an integral part of these financial statements.

56 2022 Annual Report

STATEMENTS OF OPERATIONS
Period ended March 31, 2022

				Nebraska			Short
		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars)	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value
Investment Income:
Dividends	1,153,979	172,239	1,042,374	192	3,858,024	1,599,355	120,729	70	5,106,248
Interest	1,357,370	7,009,510	2,849	649,463	7,503	4,020	15,454,995	111,347	8,820
Income from securities lending	52	7,804	15,079	—	25,231	—	4,754	—	12
Total investment income	2,511,401	7,189,553	1,060,302	649,655	3,890,758	1,603,375	15,580,478	111,417	5,115,080
Fees and expenses:
Investment advisory services	1,302,354	1,118,374	1,839,444	137,922	6,221,062	4,007,572	2,931,843	200,342	7,521,064
Business administration services:
Investor Class	45,753	42,848	155,946	34,286	19,274	120,493	30,780		277,469
Institutional Class	85,904	102,661			235,190	136,790	270,191	47,803	150,220
Administrative services:
Investor Class	103,900	147,671	143,719	15,938	42,789	449,800	90,608		1,096,059
Institutional Class	28,714	101,725			156,010	67,519	637,453	8,379	60,999
Custody and fund accounting	107,210	114,846	85,785	81,935	141,921	130,488	177,109	80,210	193,386
Dividends on securities sold short	—	—	—	—	1,249,060	—	—	—	—
Interest	—	—	—	—	531,943	—	—	—	—
Printing	29,830	42,068	30,367	8,666	63,824	59,836	92,129	12,141	108,616
Auditing & legal	63,841	74,933	59,586	36,922	109,441	103,186	136,226	41,585	163,275
Registration:
Investor Class	16,215	18,646	15,359	5,406	15,967	14,877	16,651		13,309
Institutional Class	22,686	24,706			13,343	17,862	18,574	14,906	19,033
Transfer agent services:
Investor Class	15,212	15,376	28,766	12,585	10,635	22,312	10,276		52,246
Institutional Class	11,759	6,487			17,396	13,480	16,397	15,705	13,923
Trustees	27,051	33,313	26,887	4,532	72,356	64,735	91,944	8,950	120,233
Other	48,425	48,640	44,582	16,485	88,810	92,296	128,104	22,051	174,887
	1,908,854	1,892,294	2,430,441	354,677	8,989,021	5,301,246	4,648,285	452,072	9,964,719
Less expenses waived/reimbursed by investment adviser	(293,670)	(710,956)	(71,879)	(198,642)	—	(97,424)	(1,101,329)	(391,770)	(45,117)
Net expenses	1,615,184	1,181,338	2,358,562	156,035	8,989,021	5,203,822	3,546,956	60,302	9,919,602
Net investment income (loss)	896,217	6,008,215	(1,298,260)	493,620	(5,098,263)	) (3,600,447	12,033,522	51,115	(4,804,522)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	11,608,385	1,032,129	18,110,917	—	68,873,906	40,163,742	2,083,229	667	97,528,680
Non-controlled affiliates	—	—	—	—	1,411,121	—	—	—	—
Options written	—	—	—	—	—	—	—	—	—
Securities sold short	—	—	—	—	(15,024,515)	—	—	—	—
Net realized gain (loss)	11,608,385	1,032,129	18,110,917	—	55,260,512	40,163,742	2,083,229	667	97,528,680
Change in net unrealized appreciation
(depreciation):
Unaffiliated issuers	(1,762,959)	(16,889,866)	(24,032,484)	(1,527,846)	(46,012,919)	(13,015,753)	(25,453,053)	(84,838)	(10,595,896)
Non-controlled affiliates	—	—	—	—	(9,648,450)	—	—	—	—
Options written	—	—	—	—	177,254	—	—	—	—
Securities sold short	—	—	—	—	3,284,545	—	—	—	—
Change in net unrealized appreciation
(depreciation)	(1,762,959)	(16,889,866)	(24,032,484)	(1,527,846)	(52,199,570)	(13,015,753)	(25,453,053)	(84,838)	(10,595,896)
Net realized and unrealized gain (loss) on investments	9,845,426	(15,857,737)	(5,921,567)	(1,527,846)	3,060,942	27,147,989	(23,369,824)	(84,171)	86,932,784
Net increase (decrease) in net assets resulting from operations	10,741,643	(9,849,522)	(7,219,827)	(1,034,226)	(2,037,321)	23,547,542	(11,336,302)	(33,056)	82,128,262

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 57

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58 2022 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Balanced		Core Plus Income		Hickory		Nebraska Tax-Free Income
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
(In U.S. dollars)	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	896,217	956,465	6,008,215	4,348,904	(1,298,260)	(423,515)	493,620	525,381
Net realized gain	11,608,385	2,621,712	1,032,129	1,101,368	18,110,917	21,840,885	—	7,108
Change in net unrealized (depreciation)
appreciation	(1,762,959)	29,904,373	(16,889,866)	7,882,815	(24,032,484)	64,846,905	(1,527,846)	331,294
Net increase (decrease) in net assets
resulting from operations	10,741,643	33,482,550	(9,849,522)	13,333,087	(7,219,827)	86,264,275	(1,034,226)	863,783
Distributions to shareholders(a):
Investor Class	(1,623,752)	(656,103)	(1,272,805)	(1,859,305)	(18,525,298)	(16,261,119)	(475,746)	(532,609)
Institutional Class	(4,428,337)	(1,550,275)	(5,258,102)	(4,613,502)
Total distributions	(6,052,089)	(2,206,378)	(6,530,907)	(6,472,807)	(18,525,298)	(16,261,119)	(475,746)	(532,609)
Fund share transactions(a):
Investor Class	(1,387,426)	6,852,810	2,329,621	26,374,424	6,156,327	(28,195,512)	(1,248,038)	3,842,362
Institutional Class	1,251,435	35,610,944	197,408,290	26,963,828
Net decrease (increase) from fund share
transactions	(135,991)	42,463,754	199,737,911	53,338,252	6,156,327	(28,195,512)	(1,248,038)	3,842,362
Total increase (decrease) in net assets	4,553,563	73,739,926	183,357,482	60,198,532	(19,588,798)	41,807,644	(2,758,010)	4,173,536
Net assets:
Beginning of period	206,013,036	132,273,110	164,247,383	104,048,851	212,775,344	170,967,700	35,638,039	31,464,503
End of period	210,566,599	206,013,036	347,604,865	164,247,383	193,186,546	212,775,344	32,880,029	35,638,039

(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 59

Partners III Opportunity		Partners Value		Short Duration Income		Ultra Short Government		Value
Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021
(5,098,263)	(2,760,180)	(3,600,447)	(3,996,449)	12,033,522	16,377,655	51,115	442,375	(4,804,522)	(2,974,162)
55,260,512	86,699,589	40,163,742	57,010,711	2,083,229	1,608,033	667	21,436	97,528,680	95,417,622
(52,199,570)	110,008,361	(13,015,753)	156,501,635	(25,453,053)	27,102,788	(84,838)	(184,496)	(10,595,896)	263,868,192
(2,037,321)	193,947,770	23,547,542	209,515,897	(11,336,302)	45,088,476	(33,056)	279,315	82,128,262	356,311,652

(1,669,312)	(2,655,486)	(15,385,870)	(23,516,752)	(712,242)	(1,123,622)			(25,521,469)	(51,127,886)
(65,020,686)	(68,738,315)	(19,337,527)	(27,501,161)	(12,443,558)	(17,127,498)	(75,091)	(461,332)	(12,474,077)	(24,424,419)
(66,689,998)	(71,393,801)	(34,723,397)	(51,017,913)	(13,155,800)	(18,251,120)	(75,091)	(461,332)	(37,995,546)	(75,552,305)

(7,191,989)	(789,442)	(12,084,272)	(24,205,471)	24,514,927	(26,075,286)			(12,162,742)	(21,737,802)
34,037,949	(67,222,336)	8,817,261	(25,796,433)	86,945,227	(41,778,736)	(17,255,150)	8,017,081	(10,837,617)	9,628,834
26,845,960	(68,011,778)	(3,267,011)	(50,001,904)	111,460,154	(67,854,022)	(17,255,150)	8,017,081	(23,000,359)	(12,108,968)
(41,881,359)	54,542,191	(14,442,866)	108,496,080	86,968,052	(41,016,666)	(17,363,297)	7,835,064	21,132,357	268,650,379

615,261,472	560,719,281	508,614,266	400,118,186	695,073,339	736,090,005	79,937,482	72,102,418	927,638,299	658,987,920
573,380,113	615,261,472	494,171,400	508,614,266	782,041,391	695,073,339	62,574,185	79,937,482	948,770,656	927,638,299

The accompanying notes form an integral part of these financial statements.

60 2022 Annual Report

FINANCIAL HIGHLIGHTS

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Balanced - Investor Class
2022	16.30	0.05 (d)	0.78	0.83	(0.04)	(0.41)	(0.45)
2021	13.54	0.07 (d)	2.86	2.93	(0.08)	(0.09)	(0.17)
2020	13.76	0.13 (d)	(0.07)	0.06	(0.15)	(0.13)	(0.28)
2019	14.20	0.14	0.66	0.80	(0.13)	(1.11)	(1.24)
2018	13.63	0.08	0.87	0.95	(0.05)	(0.33)	(0.38)
Balanced - Institutional Class
2022	16.31	0.08 (d)	0.77	0.85	(0.05)	(0.41)	(0.46)
2021	13.55	0.09 (d)	2.87	2.96	(0.11)	(0.09)	(0.20)
2020(e)	13.75	0.16 (d)	(0.08)	0.08	(0.15)	(0.13)	(0.28)
Core Plus Income - Investor Class
2022	10.86	0.23 (d)	(0.40)	(0.17)	(0.21)	(0.03)	(0.24)
2021	10.14	0.37 (d)	0.91	1.28	(0.37)	(0.19)	(0.56)
2020	10.31	0.30 (d)	(0.16)	0.14	(0.29)	(0.02)	(0.31)
2019	10.09	0.27 (d)	0.21	0.48	(0.26)	—	(0.26)
2018	10.23	0.23 (d)	(0.12)	0.11	(0.22)	(0.03)	(0.25)
Core Plus Income - Institutional Class
2022	10.87	0.24 (d)	(0.41)	(0.17)	(0.22)	(0.03)	(0.25)
2021	10.15	0.38 (d)	0.91	1.29	(0.38)	(0.19)	(0.57)
2020	10.32	0.32 (d)	(0.16)	0.16	(0.31)	(0.02)	(0.33)
2019	10.10	0.29 (d)	0.21	0.50	(0.28)	—	(0.28)
2018	10.23	0.25 (d)	(0.11)	0.14	(0.24)	(0.03)	(0.27)
Hickory
2022	56.68	(0.35)(d)	(1.28)	(1.63)	—	(5.11)	(5.11)
2021	38.80	(0.13)	22.42	22.29	—	(4.41)	(4.41)
2020	46.86	(0.28)	(6.82)	(7.10)	—	(0.96)	(0.96)
2019	51.58	(0.05)	0.71	0.66	—	(5.38)	(5.38)
2018	53.11	(0.37)	1.55	1.18	—	(2.71)	(2.71)
Nebraska Tax-Free Income
2022	10.18	0.14 (d)	(0.45)	(0.31)	(0.14)	—	(0.14)
2021	10.07	0.16	0.11	0.27	(0.16)	—	(0.16)
2020	9.95	0.13	0.12	0.25	(0.13)	—	(0.13)
2019	9.76	0.14	0.19	0.33	(0.14)	—	(0.14)
2018	9.90	0.14	(0.15)	(0.01)	(0.13)	—	(0.13)
Partners III Opportunity - Investor Class
2022	15.67	(0.20)(d)	0.11	(0.09)	—	(1.84)	(1.84)
2021	12.84	(0.16)(d)	4.92	4.76	—	(1.93)	(1.93)
2020	14.67	(0.20)(d)	(0.59)	(0.79)	—	(1.04)	(1.04)
2019	14.28	(0.17)(d)	1.58	1.41	—	(1.02)	(1.02)
2018	14.74	(0.19)(d)	0.40	0.21	—	(0.67)	(0.67)
Partners III Opportunity - Institutional Class
2022	16.60	(0.13)(d)	0.11	(0.02)	—	(1.84)	(1.84)
2021	13.43	(0.07)(d)	5.17	5.10	—	(1.93)	(1.93)
2020	15.21	(0.11)(d)	(0.63)	(0.74)	—	(1.04)	(1.04)
2019	14.69	(0.09)(d)	1.63	1.54	—	(1.02)	(1.02)
2018	15.07	(0.12)(d)	0.41	0.29	—	(0.67)	(0.67)

(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.
(e)	Initial offering of shares on March 29, 2019.

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 61

			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)

16.68	4.98	64,732	1.01	0.85	0.31	26
16.30	21.74	64,736	1.14	0.85	0.44	29
13.54	0.35	47,591	1.20	0.85	0.94	32
13.76	6.18	124,431	1.00	0.88	0.98	33
14.20	7.06	122,069	1.05	1.00	0.55	40

16.70	5.15	145,835	0.82	0.70	0.46	26
16.31	21.93	141,277	0.89	0.70	0.58	29
13.55	0.45	84,682	1.00	0.70	1.09	32

10.45	(1.67)	54,279	0.89	0.50	2.07	46
10.86	12.79	53,944	1.09	0.50	3.42	38
10.14	1.38	25,921	1.18	0.57	2.85	51
10.31	4.78	18,840	1.42	0.60	2.76	33
10.09	1.20	7,274	1.65	0.60	2.26	43

10.45	(1.67)	293,326	0.62	0.40	2.16	46
10.87	12.88	110,303	0.80	0.40	3.54	38
10.15	1.56	78,128	0.80	0.40	3.02	51
10.32	5.07	59,687	0.96	0.40	2.93	33
10.10	1.40	31,895	1.09	0.40	2.47	43

49.94	(3.87)	193,187	1.12	1.09	(0.60)	15
56.68	59.17	212,775	1.20	1.09	(0.23)	16
38.80	(15.67)	170,968	1.28	1.23	(0.53)	30
46.86	2.30	210,744	1.27	1.27	(0.10)	28
51.58	2.15	242,608	1.24	1.24	(0.65)	20

9.73	(3.08)	32,880	1.02	0.45	1.42	9
10.18	2.67	35,638	1.09	0.45	1.54	13
10.07	2.55	31,465	1.10	0.94	1.29	7
9.95	3.46	38,048	0.89	0.89	1.39	9
9.76	(0.07)	58,604	0.84	0.84	1.41	24

13.74	(1.02)	14,147	1.86	1.86	(1.25)	26
15.67	39.25	22,791	2.09	2.09	(1.08)	23
12.84	(6.40)	19,287	2.04	2.04	(1.29)	32
14.67	10.63	21,881	2.13	2.13	(1.23)	38
14.28	1.49	24,808	2.14	2.14	(1.30)	31

14.74	(0.53)	559,234	1.43	1.43	(0.81)	26
16.60	40.11	592,471	1.46	1.46	(0.46)	23
13.43	(5.83)	541,433	1.44	1.44	(0.69)	32
15.21	11.25	616,621	1.56	1.56	(0.66)	38
14.69	2.01	629,034	1.63	1.63	(0.79)	31

The accompanying notes form an integral part of these financial statements.

62 2022 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Partners Value - Investor Class
2022	33.01	(0.27)(d)	1.81	1.54	—	(2.37)	(2.37)
2021	23.32	(0.28)(d)	13.30	13.02	—	(3.33)	(3.33)
2020	29.45	(0.09)(d)	(3.80)	(3.89)	—	(2.24)	(2.24)
2019	31.31	(0.12)(d)	0.63	0.51	—	(2.37)	(2.37)
2018	30.72	(0.15)(d)	1.47	1.32	—	(0.73)	(0.73)
Partners Value - Institutional Class
2022	33.67	(0.21)(d)	1.85	1.64	—	(2.37)	(2.37)
2021	23.70	(0.23)(d)	13.53	13.30	—	(3.33)	(3.33)
2020	29.82	(0.01)(d)	(3.87)	(3.88)	—	(2.24)	(2.24)
2019	31.59	(0.04)(d)	0.64	0.60	—	(2.37)	(2.37)
2018	30.91	(0.06)(d)	1.47	1.41	—	(0.73)	(0.73)
Short Duration Income - Investor Class
2022	12.37	0.19 (d)	(0.37)	(0.18)	(0.19)	(0.02)	(0.21)
2021	11.93	0.27 (d)	0.48	0.75	(0.29)	(0.02)	(0.31)
2020	12.17	0.27 (d)	(0.23)	0.04	(0.28)	—	(0.28)
2019	12.09	0.26 (d)	0.09	0.35	(0.27)	—	(0.27)
2018	12.27	0.23 (d)	(0.18)	0.05	(0.23)	—	(0.23)
Short Duration Income - Institutional Class
2022	12.39	0.20 (d)	(0.37)	(0.17)	(0.20)	(0.02)	(0.22)
2021	11.95	0.28 (d)	0.47	0.75	(0.29)	(0.02)	(0.31)
2020	12.19	0.29 (d)	(0.23)	0.06	(0.30)	—	(0.30)
2019	12.11	0.29 (d)	0.09	0.38	(0.30)	—	(0.30)
2018	12.29	0.26 (d)	(0.18)	0.08	(0.26)	—	(0.26)
Ultra Short Government
2022	10.00	0.01 (d)	(0.01)	—#	(0.01)	—	(0.01)
2021	10.03	0.06	(0.03)	0.03	(0.06)	—	(0.06)
2020	10.01	0.21	0.03	0.24	(0.21)	(0.01)	(0.22)
2019	10.00	0.20	0.01	0.21	(0.20)	—	(0.20)
2018	10.00	0.09	—	0.09	(0.09)	—	(0.09)
Value - Investor Class
2022	54.30	(0.32)(d)	5.18	4.86	—	(2.33)	(2.33)
2021	37.98	(0.21)(d)	21.14	20.93	—	(4.61)	(4.61)
2020	42.31	(0.15)(d)	(1.98)	(2.13)	—	(2.20)	(2.20)
2019	42.92	(0.19)(d)	3.60	3.41	—	(4.02)	(4.02)
2018	42.20	(0.18)(d)	3.96	3.78	—	(3.06)	(3.06)
Value - Institutional Class
2022	55.31	(0.23)(d)	5.27	5.04	—	(2.33)	(2.33)
2021	38.55	(0.11)(d)	21.48	21.37	—	(4.61)	(4.61)
2020	42.82	(0.05)(d)	(2.02)	(2.07)	—	(2.20)	(2.20)
2019	43.29	(0.09)(d)	3.64	3.55	—	(4.02)	(4.02)
2018	42.44	(0.09)(d)	4.00	3.91	—	(3.06)	(3.06)

#	Amount less than $0.01.
(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.

The accompanying notes form an integral part of these financial statements.

2022 Annual Report 63

		Ratios/Supplemental Data
		Ratio of expenses
		to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)

32.18	4.13	214,991	1.09	1.09	(0.78)	8
33.01	58.17	231,482	1.18	1.09	(0.97)	7
23.32	(14.82)	183,718	1.29	1.24	(0.31)	26
29.45	2.50	265,250	1.27	1.27	(0.39)	38
31.31	4.28	328,648	1.25	1.25	(0.46)	12

32.94	4.35	279,181	0.91	0.89	(0.59)	8
33.67	58.43	277,133	0.99	0.89	(0.77)	7
23.70	(14.59)	216,400	1.08	0.97	(0.04)	26
29.82	2.78	322,558	1.07	0.99	(0.12)	38
31.59	4.55	331,474	1.07	0.99	(0.20)	12

11.98	(1.46)	60,017	0.90	0.55	1.55	51
12.37	6.29	36,857	1.02	0.55	2.23	45
11.93	0.26	60,845	0.95	0.65	2.20	51
12.17	2.95	71,002	0.92	0.68	2.17	23
12.09	0.44	113,238	0.91	0.68	1.93	34

12.00	(1.41)	722,024	0.62	0.48	1.65	51
12.39	6.32	658,216	0.65	0.48	2.27	45
11.95	0.44	675,245	0.64	0.48	2.37	51
12.19	3.18	828,697	0.63	0.48	2.37	23
12.11	0.63	1,017,962	0.62	0.48	2.12	34

9.99	0.01	62,574	0.68	0.09	0.08	84
10.00	0.29	79,937	0.69	0.17	0.53	138
10.03	2.44	72,102	0.71	0.20	2.18	46
10.01	2.17	97,444	0.61	0.20	2.05	148
10.00	0.94	104,162	0.60	0.20	0.94	25

56.83	8.63	633,358	1.04	1.04	(0.53)	15
54.30	56.97	616,462	1.11	1.09	(0.43)	14
37.98	(5.77)	448,259	1.24	1.20	(0.33)	16
42.31	9.04	541,168	1.23	1.23	(0.46)	32
42.92	9.23	578,345	1.22	1.22	(0.42)	15

58.02	8.80	315,413	0.90	0.89	(0.37)	15
55.31	57.28	311,177	0.97	0.89	(0.23)	14
38.55	(5.55)	210,729	1.09	0.97	(0.10)	16
42.82	9.32	227,580	1.08	0.99	(0.22)	32
43.29	9.46	207,059	1.09	0.99	(0.20)	15

The accompanying notes form an integral part of these financial statements.

64 2022 Annual Report

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

(1) Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2022, the Trust had nine series in operation: Balanced Fund, Core Plus Income Fund, Hickory Fund, Nebraska Tax-Free Income Fund, Partners III Opportunity Fund, Partners Value Fund, Short Duration Income Fund, Ultra Short Government Fund and Value Fund (individually, a “Fund”, collectively, the “Funds”).

On March 29, 2019, the Balanced Fund divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. All remaining shares, that were not designated as new Institutional Class shares, were renamed Investor Class shares.

Currently, the Balanced, Core Plus Income, Partners III Opportunity, Partners Value, Short Duration Income and Value Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as business administration and administrative servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. All other Funds offer one class of shares.

The investment objective of the Hickory, Partners III Opportunity, Partners Value and Value Funds (the “Weitz Equity Funds”) is capital appreciation.

The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.

The investment objectives of the Core Plus Income Fund are current income and capital preservation.

The investment objective of the Nebraska Tax-Free Income Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.

The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.

The investment objective of the Ultra Short Government Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.

(2) Significant Accounting Policies

The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Investments are carried at fair value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
•	Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.
•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.
•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
•	Money market funds are valued at the quoted net asset value.
•	The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc. (the “Adviser”), to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.

(b) Option Transactions

The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction.

2022 Annual Report 65

When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short

The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Securities Lending

For the purpose of generating income, the Funds, other than Ultra Short Government Fund, may lend portfolio securities, provided (1) the loan is secured continuously by collateral consisting of cash and/or U.S. Government securities maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the lending Fund. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.

Cash collateral received in connection with securities lending is invested by Citibank, NA (the “Securities Lending Agent”) on behalf of the Funds in demand deposit accounts and money market funds. Such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agent. The Funds pay the Securities Lending Agent a portion of the investment income (net of rebates) on cash collateral delivered. Such fees are netted against “Income from securities lending” on the Statements of Operations. The Core Plus Income Fund and Short Duration Income Fund had securities on loan of $1,405,610 and $342,604, respectively, accounted for as secured borrowings with cash collateral of overnight and continuous maturities in the amounts of $1,436,376 and $349,688, respectively, as of March 31, 2022.

(e) Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and have determined that no provisions for income taxes are required in the Funds’ financial statements.

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year (in U.S. dollars):

		Core Plus
	Balanced	Income	Hickory
Paid-in capital	6,173,263	60,254	(578,303)
Total distributable earnings	(6,173,263)	(60,254)	578,303

	Partners III
	Opportunity	Partners Value
Paid-in capital	(5,326,947)	(2,607,404)
Total distributable earnings	5,326,947	2,607,404

The differences are primarily due to net operating losses, in-kind transactions, and wash sales and capital loss carryforwards from acquisition. These reclassifications have no impact on the net asset value of the Funds.

(f) Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(g) Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Core Plus Income, Nebraska Tax-Free Income and Short Duration Income Funds pay income dividends on a quarterly basis. The Ultra Short Government Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(h) Other

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as business administration, administrative servicing fees, transfer agent fees and registration fees.

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

66 2022 Annual Report

(j) In-Kind Redemptions

The Funds may meet redemption requests through an in-kind distribution of portfolio securities and cash. For financial reporting purposes, in-kind transactions are treated as a sale of securities. The resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For the year ended March 31, 2022, the Balanced Fund had sales related to in-kind redemptions of $10,202,410. The net realized gain (loss) from in-kind transactions can be found on the Statements of Operations. For tax purposes, no gains or losses were recognized.

(3) Fund Share Transactions

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	$ Amount	Shares	$ Amount
Balanced - Investor Class
Sales	1,391,859	23,783,588	1,697,889	25,475,094
Redemptions	(1,574,271)	(26,751,264)	(1,283,914)	(19,264,627)
Reinvestment of distributions	91,734	1,580,250	42,252	642,343
Net increase (decrease)	(90,678)	(1,387,426)	456,227	6,852,810

Balanced - Institutional Class
Sales	1,584,912	27,189,209	3,043,994	45,148,998
Redemptions	(1,770,022)	(30,366,110)	(733,631)	(11,088,329)
Reinvestment of distributions	256,971	4,428,336	101,839	1,550,275
Net increase (decrease)	71,861	1,251,435	2,412,202	35,610,944

Core Plus Income - Investor Class
Sales	3,457,972	37,975,389	3,143,566	34,328,594
Redemptions	(3,345,400)	(36,911,521)	(903,433)	(9,810,202)
Reinvestment of distributions	116,107	1,265,753	170,620	1,856,032
Net increase (decrease)	228,679	2,329,621	2,410,753	26,374424

Core Plus Income - Institutional Class
Sales	15,053,019	164,991,513	3,216,543	35,191,273
Sales from acquisition	7,478,409	83,160,265	—	—
Redemptions	(4,981,892)	(54,728,351)	(1,189,786)	(12,840,947)
Reinvestment of distributions	366,216	3,984,863	424,251	4,613,502
Net increase (decrease)	17,915,752	197,408,290	2,451,008	26,963,828

Hickory
Sales	122,982	6,873,358	80,791	3,877,078
Redemptions	(313,688)	(17,864,409)	(1,012,267)	(46,086,957)
Reinvestment of distributions	305,276	17,147,378	278,506	14,014,367
Net increase (decrease)	114,570	6,156,327	(652,970)	(28,195,512)

Nebraska Tax-Free Income
Sales	179,706	1,814,285	576,188	5,895,791
Redemptions	(347,259)	(3,523,265)	(250,964)	(2,569,821)
Reinvestment of distributions	45,892	460,942	50,486	516,392
Net increase (decrease)	(121,661)	(1,248,038)	375,710	3,842,362

Partners III Opportunity - Investor Class
Sales	377,282	5,791,590	360,865	5,201,533
Redemptions	(918,180)	(14,642,432)	(595,786)	(8,641,471)
Reinvestment of distributions	116,004	1,658,853	187,205	2,650,496
Net increase (decrease)	(424,894)	(7,191,989)	(47,716)	(789,442)

Partners III Opportunity - Institutional Class
Sales	2,630,454	43,331,400	1,431,383	21,797,395
Redemptions	(3,995,385)	(64,854,274)	(9,436,984)	(139,664,061)
Reinvestment of distributions	3,624,320	55,560,823	3,375,291	50,644,330
Net increase (decrease)	2,259,389	34,037,949	(4,630,310)	(67,222,336)

Partners Value - Investor Class
Sales	193,536	6,806,988	118,014	3,432,100
Redemptions	(939,362)	(33,285,975)	(1,732,031)	(49,399,655)
Reinvestment of distributions	414,117	14,394,715	749,370	21,762,084
Net increase (decrease)	(331,709)	(12,084,272)	(864,647)	(24,205,471)

Partners Value - Institutional Class
Sales	242,503	8,881,462	108,101	3,204,826
Redemptions	(370,318)	(13,353,619)	(1,679,678)	(48,849,233)
Reinvestment of distributions	373,718	13,289,418	669,074	19,847,974
Net increase (decrease)	245,903	8,817,261	(902,503)	(25,796,433)

2022 Annual Report 67

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	$ Amount	Shares	$ Amount
Short Duration Income - Investor Class
Sales	3,502,010	42,618,825	906,992	11,210,315
Redemptions	(1,528,181)	(18,809,604)	(3,118,400)	(38,401,761)
Reinvestment of distributions	57,834	705,706	90,531	1,116,160
Net increase (decrease)	2,031,663	24,514,927	(2,120,877)	(26,075,286)

Short Duration Income - Institutional Class
Sales	20,273,774	249,823,438	16,775,005	207,486,700
Redemptions	(14,199,264)	(174,893,978)	(21,518,457)	(265,740,217)
Reinvestment of distributions	979,811	12,015,767	1,333,576	16,474,781
Net increase (decrease)	7,054,321	86,945,227	(3,409,876)	(41,778,736)

Ultra Short Government
Sales	3,341,139	33,392,430	9,378,206	93,878,694
Redemptions	(5,073,603)	(50,720,590)	(8,622,982)	(86,302,970)
Reinvestment of distributions	7,304	73,010	44,063	441,357
Net increase (decrease)	(1,725,160)	(17,255,150)	799,287	8,017,081

Value - Investor Class
Sales	432,863	25,649,566	266,343	12,968,801
Redemptions	(1,041,767)	(62,319,086)	(1,734,667)	(83,630,679)
Reinvestment of distributions	399,589	24,506,778	1,019,695	48,924,076
Net increase (decrease)	(209,315)	(12,162,742)	(448,629)	(21,737,802)

Value - Institutional Class
Sales	326,905	20,318,947	537,894	27,085,280
Redemptions	(706,274)	(42,987,464)	(845,652)	(40,373,047)
Reinvestment of distributions	189,052	11,830,900	467,777	22,916,601
Net increase (decrease)	(190,317)	(10,837,617)	160,019	9,628,834

(4) Related Party Transactions

Each Fund has retained Weitz Investment Management, Inc. as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Funds is as follows:

	Greater Than ($)	Less Than or Equal To ($)	Rate (%)
Balanced	0		0.60
Core Plus Income	0		0.40
Hickory	0	5,000,000,000	0.85
	5,000,000,000		0.80
Nebraska Tax-Free Income	0		0.40
Partners III Opportunity	0	1,000,000,000	1.00
	1,000,000,000	2,000,000,000	0.95
	2,000,000,000	3,000,000,000	0.90
	3,000,000,000	5,000,000,000	0.85
	5,000,000,000		0.80
Partners Value	0	5,000,000,000	0.75
	5,000,000,000		0.70
Short Duration Income	0		0.40
Ultra Short Government	0		0.30
Value	0	5,000,000,000	0.75
	5,000,000,000		0.70

Business administration services: The Trust has a business administration agreement with the Adviser under which the Trust compensates the Adviser for providing business administration services for all share classes of the Funds. Services encompass supervising all aspects of the management and operations of the Trust, including monitoring the Trust’s relationships with third-party service providers that may be retained from time to time by the Trust.

Administration services: The Trust has an administrative services agreement with the Adviser under which the Trust compensates the Adviser for providing administrative services for all share classes of the Funds. Administrative services are provided by the Adviser or by certain financial intermediaries with respect to non-distribution services to fund shareholders. These services include, but are not limited to, providing shareholder statements, assisting with shareholder communications and sub-accounting services in connection with omnibus accounts.

Effective April 5, 2021, under the terms of a services agreement between the Adviser and Citi Fund Services Ohio, Inc. (“CFSO”), dated March 1, 2021, CFSO provides certain accounting and administrative services to the Funds. These services include, among other things, arranging for the payment of direct operating expenses of the Funds from the accounts of the Funds. Prior to April 5, 2021, the Adviser paid all direct operating expenses of the Funds and was subsequently reimbursed by the Funds. The amount listed under “Due to Adviser” is net of any expenses waived/reimbursed by the Adviser.

68 2022 Annual Report

Through July 31, 2022 (through July 31, 2023 for Core Plus Income - Institutional Class), the Adviser has agreed in writing to reimburse or to pay directly a portion of the Funds’ expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses). The current expense caps and dollar amount of expenses reimbursed during the year ended March 31, 2022, are as follows:

			Annual Operating Expense Ratio Cap*
				Nebraska		Short
		Core Plus		Tax-Free	Partners	Duration	Ultra Short
	Balanced	Income	Hickory	Income	Value	Income	Government†	Value
Annual Operating Expense Cap:
Investor Class	0.85%	0.50%	1.09%	0.45%	1.09%	0.55%		1.09%
Institutional Class	0.70	0.40			0.89	0.48	0.20%	0.89
Expenses Reimbursed by the Adviser:
Investor Class	$104,063	$229,591	$71,879	$198,642	$17,959	$125,391		—
Institutional Class	189,607	481,365			79,465	975,938	$391,770	45,117

*	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
†	Effective January 24, 2022, the Adviser voluntarily lowered the Ultra Short Government's expense cap to 0.05%

As of March 31, 2022, the controlling shareholder of the Adviser held shares totaling approximately 28%, 13%, 25%, 56%, 40%, 7%, 5% and 5% of the Balanced, Core Plus Income, Hickory, Nebraska Tax-Free Income, Partners III Opportunity, Partners Value, Ultra Short Government and Value Funds, respectively.

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds for the past two tax years are summarized as follows (in U.S. dollars):

	Balanced		Core Plus Income		Hickory		Nebraska Tax-Free Income
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2022	2021	2022	2021	2022	2021	2022	2021
Ordinary income	936,116	1,476,000	6,081,897	5,556,107	–	–	852	59
Tax-exempt income	–	–	–	–	–	–	474,894	532,550
Long-term capital gains	5,115,973	730,378	449,010	916,700	18,525,298	16,261,119	–	–
Total distributions	6,052,089	2,206,378	6,530,907	6,472,807	18,525,298	16,261,119	475,746	532,609

	Partners III Opportunity		Partners Value		Short Duration Income		Ultra Short Government
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2022	2021	2022	2021	2022	2021	2022	2021
Ordinary income	–	–	–	–	12,055,029	17,637,543	75,091	460,852
Long-term capital gains	66,689,998	71,393,801	34,723,397	51,017,913	1,100,771	613,577	–	480
Total distributions	66,689,998	71,393,801	34,723,397	51,017,913	13,155,800	18,251,120	75,091	461,332

	Value
	Year Ended March 31,
Distributions paid from:	2022	2021
Ordinary income	393,177	–
Long-term capital gains	37,602,369	75,552,305
Total distributions	37,995,546	75,552,305

As of the tax year ended March 31, 2022, the components of net assets on a tax basis were as follows (in U.S. dollars):

				Nebraska Tax-	Partners III
	Balanced	Core Plus Income	Hickory	Free Income	Opportunity
Cost of investments#	167,071,289	345,139,763	119,496,508	31,513,774	253,005,149
Gross unrealized appreciation	47,507,817	2,014,662	79,334,654	122,006	277,693,241
Gross unrealized depreciation	(4,375,819)	(12,544,589)	(6,665,224)	(635,453)	(55,068,516)
Net unrealized appreciation (depreciation)	43,131,998	(10,529,927)	72,669,430	(513,447)	222,624,725
Undistributed ordinary income	390,415	490,325	—	—	—
Qualified late year ordinary loss deferral	—	—	—	—	(1,220,591)
Undistributed tax-exempt income	—	—	—	31,039	—
Undistributed long-term gains	1,964,516	464,954	8,113,334	—	33,098,866
Capital loss carryforwards	—	—	—	(127,046)	—
Paid-in capital	165,079,670	357,179,513	112,403,782	33,489,483	318,877,113
Net assets	210,566,599	347,604,865	193,186,546	32,880,029	573,380,113

2022 Annual Report 69

		Short Duration	Ultra Short
	Partners Value	Income	Government	Value
Cost of investments	259,140,095	764,200,452	55,163,492	485,564,068
Gross unrealized appreciation	249,354,837	2,108,525	201	473,576,775
Gross unrealized depreciation	(16,917,351)	(14,547,360)	(45,348)	(12,048,451)
Net unrealized appreciation (depreciation)	232,437,486	(12,438,835)	(45,147)	461,528,324
Undistributed ordinary income	—	874,359	2,635	—
Qualified late year ordinary loss deferral	(795,701)	—	—	(498,850)
Undistributed long-term gains	26,233,057	572,444	—	93,222,990
Capital loss carryforwards	—	—	(14,147)	—
Dividend payable	—	—	(5,944)	—
Paid-in capital	236,296,558	793,033,423	62,636,788	394,518,192
Net assets	494,171,400	782,041,391	62,574,185	948,770,656

The Partners III Opportunity, Partners Value and Value Funds elected to defer ordinary losses arising after December 31, 2021. Such losses are treated for tax purposes as arising on April 1, 2022.

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the tax year ended March 31, 2022, the Funds utilized capital loss carryforwards to offset realized capital gains. The character and utilization of the carryforwards are as follows (in U.S. Dollars):

	Core Plus	Nebraska Tax-Free	Ultra Short
	Income	Income	Government
Short term (no expirations)	—	—	10,894
Long term (no expirations)	—	127,046	3,253
Capital loss carryforwards utilized	24,293	—	—

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds for the year ended March 31, 2022, excluding fund merger transactions, in-kind transactions, short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

		Core Plus		Nebraska Tax-	Partners III		Short Duration	Ultra Short
	Balanced	Income	Hickory	Free Income	Opportunity	Partners Value	Income	Government	Value
Purchases	63,156,512	226,955,999	31,678,971	2,934,603	133,376,627	41,652,562	463,619,695	5,794,001	143,998,558
Proceeds	49,282,974	121,511,184	42,394,910	3,080,000	157,972,604	84,810,761	361,943,781	14,955,512	202,665,394

(a) Options Written

The Funds did not have any open derivative positions as of March 31, 2022. None of the derivative positions held throughout the year ended March 31, 2022 were designated as hedging instruments. Transactions in derivative instruments during the year ended March 31, 2022, are recorded in the following locations in the Statements of Operations (in U.S. dollars):

					Change in
			Realized Gain		Unrealized Gain
Fund	Type of Derivative	Location	(Loss)	Location	(Loss)
Partners III Opportunity	Call options written	Net realized gain (loss) – options written	–	Net unrealized appreciation (depreciation) – options written	177,254

(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

					Net Change
					in Unrealized
		Purchases at	Proceeds from	Net Realized	Appreciation/		Shares as of	Dividend
	Value 3/31/2021	Cost	Sales	Gain(Loss)	Depreciation	Value 3/31/2022	3/31/2022	Income
Partners III Opportunity
CoreCard Corp.*	$26,386,950	$ -	$(1,435,621)	$1,411,121	$(9,648,450)	$16,714,000	610,000	$ -

* Prior to December 15, 2021, security was listed as Intelligent Systems Corp.

(8) Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Funds’ ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

70 2022 Annual Report

(10) Margin Borrowing Agreement

The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.955% at March 31, 2022). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $87,082,342 with the broker at March 31, 2022.

The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.

(11) Concentration of Credit Risk

Approximately 87% of the Nebraska Tax-Free Income Funds’ net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities);
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

•	Equity securities and Exchange-traded funds. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.
•	Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
•	Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage-backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values are categorized in Level 2 of the fair value hierarchy; otherwise they are categorized as Level 3.
•	U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
•	U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
•	Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities are valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments are classified in either Level 2 or Level 3 of the fair value hierarchy.
•	Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts and warrants, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the market activity levels.

The following is a summary of inputs used, in U.S. dollars, as of March 31, 2022, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category. For the year ended March 31, 2022, there were no transfers into or out of Level 3.

Balanced

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	94,375,314	—	—	94,375,314
Non-Convertible Preferred Stocks	3,010,350	—	—	3,010,350
Corporate Bonds	—	4,615,567	—	4,615,567
Corporate Convertible Bonds	—	2,005,007	—	2,005,007
Asset-Backed Securities	—	14,533,396	—	14,533,396
Commercial Mortgage-Backed
Securities	—	4,682,886	—	4,682,886
Mortgage-Backed Securities	—	5,917,968	—	5,917,968
U.S. Treasuries	—	63,072,303	—	63,072,303
Cash Equivalents	—	17,990,496	—	17,990,496
Total Investments in Securities	97,385,664	112,817,623	—	210,203,287

2022 Annual Report 71

Core Plus Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	79,777,188	—	79,777,188
Corporate Convertible Bonds	—	2,035,660	—	2,035,660
Asset-Backed Securities	—	74,213,329	—	74,213,329
Commercial Mortgage-Backed
Securities	—	37,789,916	—	37,789,916
Mortgage-Backed Securities	—	6,203,697	—	6,203,697
Municipal Bonds	—	2,064,176	—	2,064,176
U.S. Treasuries	—	128,698,416	—	128,698,416
Non-Convertible Preferred Stocks	2,391,078	—	—	2,391,078
Short-Term Securities Held as
Collateral for Securities on
Loan	1,436,376	—	—	1,436,376
Total Investments in Securities	3,827,454	330,782,382	—	334,609,836

Hickory

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	172,128,759	11,025,000	—	183,153,759
Non-Convertible Preferred Stocks	3,010,350	—	—	3,010,350
Warrants	—	—	6,875	6,875
Cash Equivalents	—	5,994,954	—	5,994,954
Total Investments in Securities	175,139,109	17,019,954	6,875	192,165,938

Nebraska Tax-Free Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	31,000,327	—	31,000,327
Total Investments in Securities	—	31,000,327	—	31,000,327

Partners III Opportunity

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	528,734,150	—	—	528,734,150
Non-Convertible Preferred Stocks	17,202,000	—	—	17,202,000
Warrants	—	—	20,625	20,625
Cash Equivalents	—	15,991,599	—	15,991,599
Total Investments in Securities	545,936,150	15,991,599	20,625	561,948,374
Liabilities:
Securities Sold Short	(86,318,500)	—	—	(86,318,500)

Partners Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	476,586,518	—	—	476,586,518
Cash Equivalents	—	14,991,063	—	14,991,063
Total Investments in Securities	476,586,518	14,991,063	—	491,577,581

Short Duration Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	98,533,812	—	98,533,812
Corporate Convertible Bonds	—	19,175,086	—	19,175,086
Asset-Backed Securities	—	256,517,515	—	256,517,515
Commercial Mortgage-Backed
Securities	—	97,919,596	—	97,919,596
Mortgage-Backed Securities	—	97,713,968	—	97,713,968
U.S. Treasuries	—	181,551,952	—	181,551,952
Short-Term Securities Held as
Collateral for Securities on
Loan	349,688	—	—	349,688
Total Investments in Securities	349,688	751,411,929	—	751,761,617

Ultra Short Government

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Asset-Backed Securities	—	4,058,076	—	4,058,076
U.S. Treasuries	—	51,060,271	—	51,060,271
Total Investments in Securities	—	55,118,347	—	55,118,347

Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	930,105,055	—	—	930,105,055
Cash Equivalents	—	16,987,337	—	16,987,337
Total Investments in Securities	930,105,055	16,987,337	—	947,092,392

(13) Acquisition of Fund

Effective as of the close of business July 23, 2021, the Core Plus Income Fund acquired all of the assets and liabilities of the Great Lakes Bond Fund (“Acquired Fund”), a series of Managed Portfolio Series, an open-end registered management investment company, pursuant to a Board-approved plan of reorganization dated February 24, 2021 (the “Plan”).

The acquisition was accomplished by a tax-free exchange of 7,478,409 Institutional Class shares of the Core Plus Income Fund, valued at $83,160,265 for 8,311,502 Institutional Class shares, of equal aggregate value, of the Acquired Fund outstanding as of the close of business July 23, 2021.

Pursuant to the Plan, all of the assets and liabilities of the Acquired Fund were transferred to the Core Plus Income Fund. At the close of business July 23, 2021, the Acquired Fund's investments in securities had a fair value of $82,769,073 and identified cost of $81,597,242. For financial reporting purposes, assets received and shares issued by the Core Plus Income Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Core Plus Income Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Certain expenses of the Core Plus Income Fund are higher than those of the Acquired Fund; the Adviser has agreed in writing to reimburse or to pay directly a portion of the Core Plus Income Fund’s Institutional Class expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.40% of average net assets of that class. This expense limitation will remain in effect through July

72 2022 Annual Report

31, 2023, at which time shareholders of the Acquired Fund who have remained invested will be subject to the then applicable expenses of the Core Plus Income Fund. Fees and expenses incurred by the Acquired Fund and the Core Plus Income Fund directly in connection with the Plan were borne by the former investment adviser of the Acquired Fund, and the Adviser, as provided by the Plan.

The acquisition did not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Core Plus Income Fund. Additionally, there are no material differences in accounting policies of the Acquired Fund as compared to those of the Core Plus Income Fund.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Core Plus Income Fund's Statement of Operations since July 23, 2021. Core Plus Income Fund did not purchase or sell securities following the acquisition for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Acquired Fund did not affect Core Plus Income Fund's portfolio turnover ratio for the year ended March 31, 2022.

(14) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

(15) Recent Accounting Pronouncements
In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848). The amendments in this update provide optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting and are effective for all entities as of March 12, 2020 through December 31, 2022. The Funds are in the process of evaluating the securities that reference LIBOR.

In addition, in January 2021, the FASB issued ASU 2021-01 Reference Rate Reform (Topic 848). This ASU made some clarifications regarding derivative instruments that are affected by changes to the interest rates used for discounting, margining or contract price alignment due to the reference rate reform falling within the scope of Topic 848. The ASU is effective upon issuance and can be implemented through December 31, 2022. The Funds are in the process of evaluating the effect of this ASU.

2022 Annual Report 73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Weitz Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Weitz Funds (the “Trust”) (comprising the Balanced Fund, Core Plus Income Fund, Hickory Fund, Nebraska Tax-Free Income Fund, Partners III Opportunity Fund, Partners Value Fund, Short Duration Income Fund, Ultra Short Government Fund and Value Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The Weitz Funds at March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of The Weitz Funds investment companies since 2004.

Minneapolis, MN

May 23, 2022

74 2022 Annual Report

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES

(Unaudited) Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/21 – 3/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 10/01/21	Value 3/31/22	Expense Ratio	10/01/21-3/31/22(1)
Balanced - Investor Class	Actual	$1,000.00	$997.60	0.85%	$4.23
	Hypothetical(2)	1,000.00	1,024.93	0.85	4.28
Balanced - Institutional Class	Actual	1,000.00	998.90	0.70	3.49
	Hypothetical(2)	1,000.00	1,024.93	0.70	3.53
Core Plus Income - Investor Class	Actual	1,000.00	960.40	0.50	2.44
	Hypothetical(2)	1,000.00	1,027.42	0.50	2.53
Core Plus Income - Institutional Class	Actual	1,000.00	960.10	0.40	1.95
	Hypothetical(2)	1,000.00	1,026.93	0.40	2.02
Hickory	Actual	1,000.00	925.40	1.09	5.23
	Hypothetical(2)	1,000.00	1,024.93	1.09	5.49
Nebraska Tax-Free Income	Actual	1,000.00	964.40	0.45	2.20
	Hypothetical(2)	1,000.00	1,024.93	0.45	2.27
Partners III Opportunity - Investor Class	Actual	1,000.00	955.70	1.77	8.63
	Hypothetical(2)	1,000.00	1,024.93	1.77	8.90
Partners III Opportunity - Institutional Class	Actual	1,000.00	957.70	1.41	6.88
	Hypothetical(2)	1,000.00	1,024.93	1.41	7.09
Partners Value - Investor Class	Actual	1,000.00	968.80	1.08	5.30
	Hypothetical(2)	1,000.00	1,024.93	1.08	5.44
Partners Value - Institutional Class	Actual	1,000.00	969.70	0.88	4.32
	Hypothetical(2)	1,000.00	1,024.93	0.88	4.43
Short Duration Income - Investor Class	Actual	1,000.00	979.70	0.55	2.71
	Hypothetical(2)	1,000.00	1,027.67	0.55	2.78
Short Duration Income - Institutional Class	Actual	1,000.00	979.90	0.48	2.37
	Hypothetical(2)	1,000.00	1,027.32	0.48	2.43
Ultra Short Government	Actual	1,000.00	999.50	0.08	0.40
	Hypothetical(2)	1,000.00	1,024.93	0.08	0.40
Value - Investor Class	Actual	1,000.00	971.50	1.05	4.33
	Hypothetical(2)	1,000.00	1,024.93	1.05	4.33
Value - Institutional Class	Actual	1,000.00	972.20	0.88	5.16
	Hypothetical(2)	1,000.00	1,024.93	0.88	5.29

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365).
(2)	Assumes 5% total return before expenses.

2022 Annual Report 75

OTHER INFORMATION

Proxy Voting Policy
 A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.

 Form N-PORT
The Funds file complete schedules of investments with the Securities and Exchange Commission as of June 30 and
December 31 of each year on Form N-PORT. The Funds’ Form N-PORT can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. or on the SEC’s website at sec.gov.

 Liquidity Risk Management Program
 The Funds have adopted and implemented a Liquidity Risk Management Policy (the “Policy”) in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended. The Policy seeks to assess and manage each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investors’ interests in the Fund. The Funds’ Board of Trustees (“Board”) has appointed Weitz Investment Management, Inc., the Funds’ investment adviser (“Weitz”), to administer the Policy. Weitz has delegated certain day-to-day administration responsibilities to the Liquidity Risk Management Committee (“Committee”), which consists of certain Weitz portfolio management, compliance, and accounting personnel. Weitz also may engage one or more third parties to perform certain functions under the Policy.

The Board met on February 8, 2022 and received a report (the “Liquidity Report”) from Weitz addressing the operation of the Policy and assessing the adequacy and effectiveness of its implementation, including the operation of each Fund’s highly liquid investment minimum (“HLIM”). The Liquidity Report discussed key components of the Policy, including the assessment of the Funds’ liquidity risk, classification of each Fund’s portfolio investments into one of four liquidity categories, 15% limit on the Funds’ holdings of illiquid investments, and HLIM requirements. As reflected in the Liquidity Report, Weitz considers the Policy to be reasonably designed to assess and manage the Funds’ liquidity risk and believes it has been adequately and effectively implemented.

 Tax Information
Of the distributions paid during the fiscal year, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows (in U.S. dollars):

		Core Plus
	Balanced	Income	Value
Qualified dividend income	936,116	162,400	393,179
Corporate dividends received deduction	889,480	162,400	393,179

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2021, which was reported in conjunction with your 2021 Form 1099-DIV.

76 2022 Annual Report

INFORMATION ABOUT THE TRUSTEES AND OFFICERS

The individuals listed below serve as Trustees or Officers of the Trust. Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Trustees and Officers is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Independent Trustees

Lorraine Chang (Age: 71)

Position(s) Held with Trust: Trustee; Chair, Board of Trustees
Length of Service (Beginning Date): 1997
Principal Occupation(s) During Past 5 Years: Retired
(September 2020 to Present); Independent Management
Consultant (January 2009 to September 2020)
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

John W. Hancock (Age: 74)

Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: CPA, Hancock
& Dana, PC, an accounting firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

Delmer L. Toebben (Age: 91)

Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

Dana E. Washington (Age: 50)

Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 2022
Principal Occupation(s) During Past 5 Years: Executive Vice
Principal and General Counsel (September 2016 to Present),
Father Flanagan’s Boys’ Home, a youth care and health care facility
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

Justin B. Wender (Age: 52)

Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 2009
Principal Occupation(s) During Past 5 Years: Managing
Partner, Stella Point Capital, LP, a private equity firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: International
Money Express, Inc., an international money transfer
company (2018 to Present)

Interested Trustees*

Wallace R. Weitz (Age: 72)

Position(s) Held with Trust: President; Portfolio
Manager; Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: President,
Weitz Funds; Co-Chief Investment Officer (2017 to Present),
Chief Investment Officer (2015 to 2017), and Portfolio
Manager, Weitz Investment Management, Inc.
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: Cable One, Inc., a
cable television, internet and telephone services company

*	Mr. Weitz is a Director and Officer of Weitz Investment Management, Inc., investment adviser to the Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”).

2022 Annual Report 77

Officers

Shar M. Bennett (Age: 47)

Position(s) Held with Trust: Vice President and Assistant Treasurer
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years: Vice President,
Assistant Treasurer (November 2018 to Present), Weitz
Funds; Vice President, Director of Finance & Operations
(May 2021 to Present), Vice President, Director of Fund
Administration (November 2018 to April 2021), Director of
Accounting (April 2004 to November 2018), Weitz Investment
Management, Inc.

James J. Boyne (Age: 55)

Position(s) Held with Trust: Vice President and Treasurer
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years: Vice President,
Treasurer (November 2018 to Present), Weitz Funds;
President and Treasurer (November 2018 to Present), Weitz
Investment Management, Inc.; Executive Director (2013 to
2018), Steamboat Springs Winter Sports Club

Thomas D. Carney (Age: 58)

Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2015
Principal Occupation(s) During Past 5 Years: Vice
President, Weitz Funds; Portfolio Manager, Weitz Investment
Management, Inc.

John R. Detisch (Age: 57)

Position(s) Held with Trust: Vice President, General Counsel,
Secretary and Chief Compliance Officer
Length of Service (Beginning Date): 2011
Principal Occupation(s) During Past 5 Years: Vice President,
General Counsel, Secretary and Chief Compliance Officer,
Weitz Funds; Vice President, General Counsel, Assistant
Secretary and Chief Compliance Officer, Weitz Investment
Management, Inc.

Bradley P. Hinton (Age: 54)

Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2006
Principal Occupation(s) During Past 5 Years: Vice President,
Weitz Funds; Co-Chief Investment Officer , Vice President
and Portfolio Manager, Weitz Investment Management, Inc.

Andrew S. Weitz (Age 42)*

Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years: Vice President
(2018 to Present), Weitz Funds; Vice President (2017 to
Present), Director of Equity Research (2017 to August 2020),
and Portfolio Manager, Weitz Investment Management, Inc.

*	Mr. Weitz is the son of Wallace R. Weitz who serves as a Trustee and President of the Trust and who also serves as Chairman of Weitz Investment Management, Inc.

The Statement of Additional Information for the Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of the Weitz Funds.

78 2022 Annual Report

INDEX DESCRIPTIONS

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index.

Bloomberg U.S. Aggregate	The Bloomberg U.S. Aggregate 1-3 Year Index is generally representative of the
1-3 Year Index	market for investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.

Bloomberg 5-Year Municipal	The Bloomberg 5-Year Municipal Bond Index is a capitalization weighted bond
Bond Index	index generally representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

Bloomberg U.S. Aggregate	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that
Bond Index	measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

ICE BofA U.S. 6-Month	The ICE BofA U.S. 6-Month Treasury Bill Index is generally representative of the
Treasury Bill Index	market for U.S. Treasury Bills.

Morningstar Moderately	The Morningstar Moderately Conservative Target Risk Index is an asset allocation
Conservative Target	index comprised of constituent Morningstar indices and reflects global equity
Risk Index	market exposure of 40% based on an asset allocation methodology derived by
Ibbotson Associates, a Morningstar company.

Russell 1000® Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 3000® Index	The Russell 3000 Index measures the performance of the largest 3,000 U.S.
companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Index	The Russell Midcap Index tracks the performance of the 800 next-largest U.S.
companies, after the 1,000 largest U.S. companies.

S&P 500® Index	The S&P 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

2022 Annual Report 79

GLOSSARY OF TERMS

30-Day SEC Yield	30-Day SEC Yield represents net investment income earned by a fund over a 30-
day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/
or expense reimbursements during the period. Without such fee waivers and/
or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect.

Average Coupon	Average coupon is the weighted average coupon rate of each bond in the portfolio.

Average Effective Duration	Average effective duration provides a measure of a fund's interest-rate sensitivity.
The longer a fund's duration, the more sensitive the fund is to shifts in interest rates.

Average Effective Maturity	Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds.

Commercial Real Estate	CRE CLOs are a type of asset-backed security backed by a pool of commercial
Collateralized Loan	loans.
Obligations

Effective Long	Effective Long is the sum of the portfolio’s long positions (such as common stocks, or derivatives where the price increases when an index or position rises).

Effective Short	Effective Short is the sum of the portfolio’s short positions (such as, derivatives where the price increases when an index or position falls).

Effective Net	Effective Net is the Effective Long minus the Effective Short.

Gross Expense Ratio	The gross expense ratio reflects the total annual operating expenses of a mutual fund, before any fee waivers or reimbursements.

Net Expense Ratio	The net expense ratio reflects the total annual operating expenses of a mutual fund after taking into account any fee waiver and/or expense reimbursement. The net expense ratio represents what investors are ultimately charged to be invested in a mutual fund.

Investment Grade Bonds	Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies.

Non-Investment Grade	Non-Investment Grade Bonds are those securities (commonly referred to as
Bonds	“high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies.

Market Capitalization	The market capitalization of a company represents the current stock-market value of a company's equity. It is calculated as the current share price times the number of shares outstanding as of the most recent quarter.

Middle Market CLOs	Middle Market CLOs refer to collateralized loan obligations backed by loans made to smaller companies, which companies generally have earnings before interest, taxes, and amortization of less than $75 million.

80 2022 Annual Report

Portfolio Turnover	Portfolio turnover is a measure of how much buying and selling of securities a portfolio does during a particular period. A turnover of 100 percent means the portfolio has sold the equivalent of every security in its portfolio and replaced it with something else over a set period.

Yield to Maturity (YTM)	Yield to Maturity (YTM) is the total return anticipated on a bond portfolio if the bonds are held to maturity.

Yield to Worst (YTW)	Yield to Worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the issuers actually defaulting.

2022 Annual Report 81

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2022 Annual Report 83

Board of Trustees

Lorraine Chang
John W. Hancock
Delmer L. Toebben
Dana E. Washington
Wallace R. Weitz
Justin B. Wender

Investment Adviser

Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Citibank, N.A.

Officers
Wallace R. Weitz, President
Shar M. Bennett, Vice President & Assistant
Treasurer
James J. Boyne, Vice President & Treasurer
Thomas D. Carney, Vice President
John R. Detisch, Vice President, Secretary &
Chief Compliance Officer
Bradley P. Hinton, Vice President
Andrew S. Weitz, Vice President

Distributor

Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent

FIS Investor Services LLC

NASDAQ symbols:

Balanced Fund

       Investor Class - WBALX

     Institutional Class - WBAIX

Core Plus Income Fund

       Investor Class - WCPNX

     Institutional Class - WCPBX

Hickory Fund - WEHIX

Nebraska Tax-Free Income Fund - WNTFX

Partners III Opportunity Fund

                Investor Class - WPOIX

     Institutional Class - WPOPX

Partners Value Fund

       Investor Class - WPVLX

     Institutional Class - WPVIX

Short Duration Income Fund

       Investor Class - WSHNX

       Institutional Class - WEFIX

Ultra Short Government Fund - SAFEX

Value Fund

       Investor Class - WVALX

       Institutional Class - WVAIX

Investors should consider carefully the investment objectives, risks, and charges and expenses of a fund before investing. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at weitzinvestments.com or from a financial advisor. Please read the prospectus carefully before investing.

5/27/2022

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).  During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.  The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee.  John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $265,870 and $255,640 for the fiscal years ended March 31, 2022 and 2021, respectively.

(b)	Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $7,700 and $31,340 for the fiscal years ended March 31, 2022 and 2021, respectively. The audit related fees for the year ended March 31, 2022 related to a business combination transaction. The audit related fees for the year ended March 31, 2021 related to the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $46,592 and $44,800 for the fiscal years ended March 31, 2022 and 2021, respectively.

(d)	All Other Fees. Fees for all other services totaled $0 and $13,210 for the fiscal years ended March 31, 2022 and 2021, respectively.

(e)	(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures. The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant. The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2)  No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2022 and 2021 was performed by full-time employees of the Registrant’s principal accountant.

(g)	The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $121,162 and $154,765 for the years ended March 31, 2022 and 2021, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)__Weitz Funds_______________________________

By (Signature and Title) ___/s/ Wallace R. Weitz _______________________________________

Wallace R. Weitz, Principle Executive Officer

Date May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) ___/s/ Wallace R. Weitz_______________________________________

Wallace R. Weitz, Principle Executive Officer

Date May 25, 2022

By (Signature and Title) ___/s/ James J. Boyne_________________________________________

James J. Boyne, Principle Financial Officer

Date May 25, 2022